AS FILED WITH THE SEC ON _____________. REGISTRATION NO. 33-49994

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT No. 11

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2


                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)


                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)


                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)


                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                   ----------

It is proposed that this filing will become effective (check appropriate space):


     |_|  immediately upon filing pursuant to paragraph (b) of Rule 485


     |x|  on May 1, 1999 pursuant to paragraph (b) of Rule 485
            ------------
              (date)


     |_|  60 days after filing pursuant to paragraph (a) of Rule 485


     |_|  on             pursuant to paragraph (a) of Rule 485
             ----------
               (date)

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

   N-8B-2 ITEM NUMBER           LOCATION
   ------------------           --------

           1.                   Cover Page

           2.                   Cover Page

           3.                   Not Applicable

           4.                   Sale of the Contract and Sales Commissions (Part
                                1B)

           5.                   Pruco Life PRUVIDER Variable Appreciable Account

           6.                   Pruco Life PRUVIDER Variable Appreciable Account

           7.                   Not Applicable

           8.                   Not Applicable

           9.                   Litigation

          10. Brief Description of the Contract; Short-Term Cancellation Right or "Free Look"; Transfers; How the Contract Fund Changes with Investment Experience; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawal of Excess Cash Surrender Value (Part 1B); When Proceeds are Paid; Contract Loans; Lapse and Reinstatement; Paid-Up Insurance Option; The Fixed-Rate Option; Voting Rights

          11. Brief Description of the Contract; Pruco Life PRUVIDER Variable Appreciable Account

          12.                   Cover Page;  Brief  Description of the Contract;
                                Flexible Portfolios; Further Information About The Series Fund; Sale of the Contract and Sales Commissions (Part 1B)


          13.                   Brief  Description  of the  Contract;  Premiums;
                                Allocation of Premiums; Contract Fees and Charges; Reduction of Charges for Concurrent Sales to Several Individuals; (Part 1B); Sale of the Contract and Sales Commissions (Part 1B)

          14. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

          15.                   Brief  Description  of the  Contract;  Premiums;
                                Allocation of Premiums; Transfers; General Information About Pruco Life PRUVIDER Variable Appreciable Account, and The Fixed Rate Option

          16. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

          17. Surrender of a Contract; Withdrawal of Excess Cash Surrender Value (Part 1B); When Proceeds are Paid

   N-8B-2 ITEM NUMBER           LOCATION
   ------------------           --------

          18.                   Pruco   Life   PRUVIDER   Variable   Appreciable
                                Account; How the Contract Fund Changes with Investment Experience

          19.                   Reports to Contract Owners

          20.                   Not Applicable

          21.                   Contract Loans

          22.                   Not Applicable

          23.                   Not Applicable

          24.                   Other Standard Contract Provisions (Part 1B)

          25.                   Brief Description of the Contract

          26. Brief Description of the Contract; Contract Fees and Charges

          27.                   Brief Description of the Contract

          28. Brief Description of the Contract; Directors and Officers of Pruco Life and Management of the Series Fund (Part 1B)

          29.                   Brief Description of the Contract

          30.                   Not Applicable

          31.                   Not Applicable

          32.                   Not Applicable

          33.                   Not Applicable

          34.                   Not Applicable

          35.                   Brief Description of the Contract

          36.                   Not Applicable

          37.                   Not Applicable

          38.                   Sale of the Contract and Sales Commissions (Part
                                1B)

          39.                   Sale of the Contract and Sales Commissions (Part
                                1B)

          40.                   Not Applicable

          41.                   Sale of the Contract and Sales Commissions (Part
                                1B)

          42.                   Not Applicable

          43.                   Not Applicable

          44. Brief Description of the Contract; Further Information About the Series Fund; How the Contract Fund Changes with Investment Experience; How a Contract's Death Benefit Will Vary

          45.                   Not Applicable

   N-8B-2 ITEM NUMBER           LOCATION
   ------------------           --------

          46. Brief Description of the Contract; Pruco Life PRUVIDER Variable Appreciable Account; Further Information About the Series Fund

          47.                   Pruco   Life   PRUVIDER   Variable   Appreciable
                                Account;  Further  Information  About the Series
                                Fund

          48.                   Not Applicable

          49.                   Not Applicable

          50.                   Not Applicable

          51.                   Not Applicable

          52.                   Not Applicable

          53.                   Tax   Treatment   of  Contract   Benefits;   Tax
                                Treatment of Contract Benefits (Part 1B)

          54.                   Not Applicable

          55.                   Not Applicable

          56.                   Not Applicable

          57.                   Not Applicable

          58.                   Not Applicable

          59. Financial Statements; Financial Statements of the Pruco Life Variable Appreciable Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                              PRUVIDER VARIABLE(SM)
                          APPRECIABLE LIFE(R) INSURANCE



                                   PROSPECTUS



                        THE PRUCO LIFE PRUVIDER VARIABLE
                             APPRECIABLE ACCOUNT AND
                        THE PRUDENTIAL SERIES FUND, INC.

                                   MAY 1, 1999








                          PRUCO LIFE INSURANCE COMPANY

PROSPECTUS

MAY 1, 1999

PRUCO LIFE INSURANCE COMPANY
PRUVIDER VARIABLE APPRECIABLE ACCOUNT

PRUVIDER(SM)
VARIABLE APPRECIABLE LIFE(R)
INSURANCE CONTRACT

This prospectus describes a variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life", "us", or "we") under the name PRUVIDER(SM) Variable APPRECIABLE LIFE(R) Insurance. Pruco Life, a stock life insurance company, is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The death benefit varies daily with investment experience but will never be less than a guaranteed minimum amount (the face amount specified in the Contract). There is no guaranteed minimum cash surrender value.


AS OF MAY 1, 1999, PRUCO LIFE NO LONGER OFFERED THESE CONTRACTS FOR SALE.


You, the Contract owner, may choose to invest your Contract's premiums and their earnings in one or more of the following ways:

o Invest in either one or both of two available subaccounts of the Pruco Life PRUVIDER Variable Appreciable Account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"): the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO. Pruco Life may add additional subaccounts in the future.

o Invest in the FIXED-RATE OPTION, which pays a guaranteed interest rate. Pruco Life will credit interest daily on any portion of the premium payment that you have allocated to the fixed-rate option at rates periodically declared by Pruco Life, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 4%.

You have considerable flexibility as to when and in what amounts you pay premiums. On the other hand, it may be to your advantage to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often.


This prospectus describes the Contract generally and the Pruco Life PRUVIDER Variable Appreciable Account. The prospectus and its statement of additional information also describe the investment objectives and the risks of investing in the Fund portfolios. The statement of additional information is available without charge by telephoning (800) 778-2255.


Before you sign an application to purchase this life insurance contract, you should carefully read this prospectus. If you do purchase the Contract, you should retain this prospectus, together with the Contract, for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255


PRUVIDER is a service mark of Prudential.
APPRECIABLE LIFE is a registered mark of Prudential.

                                                        TABLE OF CONTENTS

                                                                                                                            PAGE
INTRODUCTION AND SUMMARY.......................................................................................................1
   BRIEF DESCRIPTION OF THE CONTRACT...........................................................................................1
   INVESTMENT OPTIONS..........................................................................................................1
   CHARGES.....................................................................................................................2
   PREMIUM PAYMENTS............................................................................................................3
   LAPSE AND GUARANTEE AGAINST LAPSE...........................................................................................4
   REFUND......................................................................................................................4

FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF THE FUND.............................................................................5

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUMS................................................8

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT AND THE FIXED RATE
OPTION.........................................................................................................................9
   PRUCO LIFE INSURANCE COMPANY................................................................................................9
   THE PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT........................................................................9
   THE FIXED-RATE OPTION......................................................................................................10

DETAILED INFORMATION FOR CONTRACT OWNERS......................................................................................10
   REQUIREMENTS FOR ISSUANCE OF A CONTRACT....................................................................................10
   SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"...............................................................................10
   CONTRACT FEES AND CHARGES..................................................................................................11
     DEDUCTIONS FROM PREMIUMS.................................................................................................11
     DEDUCTIONS FROM PORTFOLIOS...............................................................................................11
     MONTHLY DEDUCTIONS FROM CONTRACT FUND....................................................................................11
     DAILY DEDUCTION FROM THE CONTRACT FUND...................................................................................12
     SURRENDER OR WITHDRAWAL CHARGES..........................................................................................13
     TRANSACTION CHARGES......................................................................................................13
   CONTRACT DATE..............................................................................................................13
   PREMIUMS...................................................................................................................14
   ALLOCATION OF PREMIUMS.....................................................................................................15
   TRANSFERS..................................................................................................................15
   HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE...................................................................16
   HOW A CONTRACT'S DEATH BENEFIT WILL VARY...................................................................................16
   CONTRACT LOANS.............................................................................................................16
   SURRENDER OF A CONTRACT....................................................................................................17
   LAPSE AND REINSTATEMENT....................................................................................................17
     FIXED EXTENDED TERM INSURANCE............................................................................................18
     FIXED REDUCED PAID-UP INSURANCE..........................................................................................18
     VARIABLE REDUCED PAID-UP INSURANCE.......................................................................................18
     WHAT HAPPENS IF NO REQUEST IS MADE?......................................................................................18
   PAID-UP INSURANCE OPTION...................................................................................................18
   REDUCED PAID-UP INSURANCE OPTION...........................................................................................19
   WHEN PROCEEDS ARE PAID.....................................................................................................19
   LIVING NEEDS BENEFIT.......................................................................................................19
     TERMINAL ILLNESS OPTION..................................................................................................19
     NURSING HOME OPTION......................................................................................................20
   VOTING RIGHTS..............................................................................................................20
   REPORTS TO CONTRACT OWNERS.................................................................................................21
   TAX TREATMENT OF CONTRACT BENEFITS.........................................................................................21
     TREATMENT AS LIFE INSURANCE..............................................................................................21
     PRE-DEATH DISTRIBUTIONS..................................................................................................21
     WITHHOLDING..............................................................................................................22
     OTHER TAX CONSEQUENCES...................................................................................................22
   OTHER CONTRACT PROVISIONS..................................................................................................22

FURTHER INFORMATION ABOUT THE FUND............................................................................................22
   RISK/RETURN SUMMARIES......................................................................................................22
   CONSERVATIVE BALANCED PORTFOLIO............................................................................................22
     INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES............................................................................22

     PRINCIPAL RISKS..........................................................................................................22
     EVALUATING PERFORMANCE...................................................................................................23
   FLEXIBLE MANAGED PORTFOLIO.................................................................................................24
     INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES............................................................................24
     PRINCIPAL RISKS..........................................................................................................24
     EVALUATING PERFORMANCE...................................................................................................24

HOW THE PORTFOLIOS INVEST.....................................................................................................25
   CONSERVATIVE BALANCED PORTFOLIO............................................................................................25
     INVESTMENT OBJECTIVE AND POLICIES........................................................................................25
     DERIVATIVES AND OTHER STRATEGIES.........................................................................................26
     ADDITIONAL STRATEGIES....................................................................................................27
   FLEXIBLE MANAGED PORTFOLIO.................................................................................................27
     INVESTMENT OBJECTIVE AND POLICIES........................................................................................27
     DERIVATIVES AND OTHER STRATEGIES.........................................................................................28
     ADDITIONAL STRATEGIES....................................................................................................29

INVESTMENT RISKS..............................................................................................................31

HOW THE PORTFOLIOS ARE MANAGED................................................................................................35
   PURCHASE AND SALE OF FUND SHARES...........................................................................................35

OTHER FUND INFORMATION........................................................................................................36
   DISTRIBUTOR................................................................................................................36
   MONITORING FOR POSSIBLE CONFLICTS..........................................................................................36

STATE REGULATION..............................................................................................................36

EXPERTS.......................................................................................................................36

LITIGATION....................................................................................................................36

YEAR 2000 COMPLIANCE..........................................................................................................37

EXPANDED TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.............................................................38

ADDITIONAL INFORMATION........................................................................................................40

FINANCIAL STATEMENTS..........................................................................................................40

FINANCIAL STATEMENTS OF THE PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT..................................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES............................................B1

--------------------------------------------------------------------------------

                            INTRODUCTION AND SUMMARY

THIS SUMMARY PROVIDES ONLY AN OVERVIEW OF THE MORE SIGNIFICANT PROVISIONS OF THE CONTRACT. WE PROVIDE FURTHER DETAIL IN THE SUBSEQUENT SECTIONS OF THIS PROSPECTUS, AS WELL AS IN A STATEMENT OF ADDITIONAL INFORMATION WHICH IS AVAILABLE TO YOU UPON REQUEST WITHOUT CHARGE. A DESCRIPTION OF THE CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION IS ON PAGE 37.


AS OF MAY 1, 1999, PRUCO LIFE NO LONGER OFFERED THESE CONTRACTS FOR SALE.


As you read this prospectus, you should keep in mind that this is a variable life insurance contract. Variable life insurance has significant investment aspects and requires you to make investment decisions, and therefore it is also a "security." Securities that are offered to the public must be registered with the Securities and Exchange Commission. The prospectus that is a part of the registration statement must be given to all prospective purchasers. A substantial part of the premium pays for life insurance that will pay a benefit to the beneficiary, in the event of the insured's death. This death benefit generally far exceeds total premium payments. You should not purchase this Contract, therefore, unless the major reason for the purchase is to provide life insurance protection. Because the Contract provides whole life insurance, it also serves a second important objective. It can be expected to provide a cash surrender value that can be used during your lifetime.

BRIEF DESCRIPTION OF THE CONTRACT


The Pruco Life PRUVIDER Variable APPRECIABLE LIFE Insurance Contract (the "Contract") is issued and sold by Pruco Life Insurance Company ("Pruco Life",
"us", or "we"). The Contract is a form of flexible premium variable life insurance. It is based on a Contract Fund, the value of which changes every business day. The Contract Fund amount represents the value of your Contract on that day. There is a surrender charge if you decide to surrender the Contract during the first 10 Contract years.


A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Pruco Life has established the Pruco Life PRUVIDER Variable Appreciable Account (the "Account") under Arizona law as a separate investment account whose assets are segregated from all other assets of Pruco Life. The Account is divided into two subaccounts, and you decide which one[s] will hold the assets of your Contract Fund. Whenever you pay a premium, Pruco Life first deducts certain charges and, except for amounts allocated to the fixed-rate option, puts the remainder - the "net premium" - into the Account. The money allocated to each subaccount is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"), a series mutual fund for which Prudential is the investment adviser. The two Fund portfolios -- the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO -- differ in the amount of risk associated with them and are described in more detail below.

The Fund is an investment company registered under the Investment Company Act of 1940.

INVESTMENT OPTIONS

When you first buy the Contract you give instructions to Pruco Life as to what combination of the three investment options you wish your Contract Fund invested. Thereafter you may make changes in these allocations either in writing or by telephone. The investment objectives of the portfolios, described more fully starting on page 22 of this prospectus, are as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS


o CONSERVATIVE BALANCED PORTFOLIO. The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. This Portfolio is appropriate for an investor desiring diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio.

o FLEXIBLE MANAGED PORTFOLIO. The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. This Portfolio is appropriate for an investor desiring diversification, who is willing to accept a relatively high level of loss, in an effort to achieve greater appreciation.


FIXED-RATE OPTION

The fixed-rate option provides a guarantee against loss of principal plus income at a rate which may change at yearly intervals, for new premium deposits, it changes monthly, but will never be lower than an effective annual rate of 4%.

CHARGES

Pruco Life deducts certain charges from each premium payment and from the amounts held in the designated subaccounts and the fixed rate option. In addition, Pruco Life makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Contract Fees and Charges on page 11. In brief, Pruco Life may make the following charges:

--------------------------------------------------------------------------------
                                 PREMIUM PAYMENT
--------------------------------------------------------------------------------

                     -----------------------------------
                     o   less charge for taxes
                         attributable to premiums

                     o   less $2 processing fee
                     -----------------------------------

--------------------------------------------------------------------------------
                             INVESTED PREMIUM AMOUNT

o    To be invested in one or a combination of:
     o  The Conservative Balanced Portfolio
     o  The Flexible Managed Portfolio
     o  The fixed-rate option
--------------------------------------------------------------------------------




                                       2
--------------------------------------------------------------------------------

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                                  DAILY CHARGES


o We deduct management fees and expenses from the Fund assets. The total expenses of each portfolio for the year 1998, expressed as a percentage of the average assets during the year, are as follows:

     PORTFOLIOS            CONSERVATIVE BALANCED          FLEXIBLE MANAGED
     ----------            ---------------------          ----------------
     Advisory Fee                  0.55%                         0.60%
     Other Expenses                0.02%                         0.01%
     Total Expenses                0.57%                         0.61%


o We deduct a daily mortality and expense risk charge equivalent to an annual rate of up to 0.9% from the assets of the subaccounts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 MONTHLY CHARGES

o We deduct a sales charge from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.

o We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.

o We reduce the Contract Fund by an administrative charge of up to $6 per Contract and up to $0.19 per $1,000 of face amount of insurance (currently, on a non-guaranteed basis, the $0.19 charge is decreased to $0.09 per $1,000); if the face amount of the Contract is less than $10,000, there is an additional charge of $0.30 per $1,000 of face amount.

o We deduct a charge for anticipated mortality. The maximum charge is based on the non-smoker/smoker 1980 CSO Tables.

o    If the Contract  includes riders, we deduct rider charges from the Contract
     Fund.

o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          POSSIBLE ADDITIONAL CHARGES

o During the first 10 years, we will assess a contingent deferred sales charge if the Contract lapses or is surrendered. During the first five years, the maximum contingent deferred sales charge is 50% of the first year's primary annual premium. This charge is both subject to other important limitations and reduced for Contracts that have been inforce for more than five years.

o During the first 10 years, we will assess a contingent deferred administrative charge if the Contract lapses or is surrendered. During the first five years, this charge equals $5 per $1,000 of face amount. It begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.

o We assess an administrative processing charge of up to $15 for each withdrawal of excess cash surrender value.

--------------------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender or lapse, you should purchase a Contract only if you intend to, and have the financial capability to, keep it for a substantial period.

PREMIUM PAYMENTS

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. Pruco Life guarantees that, if the Scheduled Premiums are paid when due (or if

                                       3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. Your Contract will not lapse even if investment experience is so unfavorable that the Contract Fund value drops to zero.

The amount of the Scheduled Premium depends on the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low face amount Contracts issued on younger insureds, the payment of the Scheduled Premium may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 21.


LAPSE AND GUARANTEE AGAINST LAPSE

Pruco Life's PRUVIDER Variable APPRECIABLE LIFE Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, with two important distinctions:

o Pruco Life guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and, at least, the face amount of insurance will be paid upon the death of the insured. This is true even if, because of unfavorable investment experience, the Contract Fund value should drop to zero.

o If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that, when a PRUvider Variable Appreciable Life Contract lapses, it may still have considerable value, and you may have a substantial incentive to reinstate it. If you choose not to reinstate, on the other hand, you may take the cash surrender value under several options.

REFUND

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 10.

                                   ----------

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND ITS STATEMENT OF ADDITIONAL INFORMATION.

In the following pages of this prospectus we describe in much greater detail all of the provisions of the Contract. The description is preceded by two sets of tables. The first set provides, in condensed form, financial information about the portfolios of the Fund, beginning on the date each of them was first established. The second set shows what the cash surrender values and death benefits would be under a Contract issued on a hypothetical person, making certain assumptions. These tables show generally how the values under the Contract would vary, with different investment performances.


                                       4
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                    FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF
                                    THE FUND

The tables that follow provide information about the annual investment income, capital appreciation and expenses of the two available portfolios of the Fund for each year, beginning with the year after the Fund was established. They are prepared on a per share basis and therefore provide useful information about the investment performance of each portfolio.

NOTE, HOWEVER, THAT THESE TABLES DO NOT TELL YOU HOW YOUR CONTRACT FUND WOULD HAVE CHANGED DURING THIS PERIOD BECAUSE THEY DO NOT REFLECT THE DEDUCTIONS FROM THE CONTRACT FUND OTHER THAN THE PORTFOLIO DEDUCTIONS.



                                       5
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FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the THREE YEARS ENDED DECEMBER 31, 1998 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE TWO YEARS ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                                         CONSERVATIVE BALANCED
                                                     ------------------------------------------------------------
                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                     ------------------------------------------------------------
                                                        1998         1997         1996       1995(A)      1994(A)
                                                     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year ............      $  14.97     $  15.52     $  15.31     $  14.10     $  14.91
                                                     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................          0.66         0.76         0.66         0.63         0.53
Net realized and unrealized gains
  (losses) on investment ......................          1.05         1.26         1.24         1.78        (0.68)
                                                     --------     --------     --------     --------     --------
     Total from investment operations                    1.71         2.02         1.90         2.41        (0.15)
                                                     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........         (0.66)       (0.76)       (0.66)       (0.64)       (0.51)
Distributions from net realized gains .........         (0.94)       (1.81)       (1.03)       (0.56)       (0.15)
                                                     --------     --------     --------     --------     --------
     Total Distributions ......................         (1.60)       (2.57)       (1.69)       (1.20)       (0.66)
                                                     --------     --------     --------     --------     --------
Net Asset Value, end of year ..................      $  15.08     $  14.97     $  15.52     $  15.31     $  14.10
                                                     ========     ========     ========     ========     ========

TOTAL INVESTMENT RETURN:(B) ...................         11.74%       13.45%       12.63%       17.27%       (0.97%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) .........      $4,796.0     $4,744.2     $4,478.8     $3,940.8     $3,501.1
Ratios to average net assets:
  Expenses ....................................          0.57%        0.56%        0.59%        0.58%        0.61%
  Net investment income .......................          4.19%        4.48%        4.13%        4.19%        3.61%
Portfolio turnover rate .......................           167%         295%         295%         201%         125%

(a)  Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the THREE YEARS ENDED December 31, 1998 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE TWO YEARS ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                                            FLEXIBLE MANAGED
                                                     ------------------------------------------------------------
                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                     ------------------------------------------------------------
                                                        1998         1997         1996       1995(A)      1994(a)
                                                     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year ............      $  17.28     $  17.79     $  17.86     $  15.50     $  16.96
                                                     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................          0.58         0.59         0.57         0.56         0.47
Net realized and unrealized gains
  (losses) on investment ......................          1.14         2.52         1.79         3.15        (1.02)
                                                     --------     --------     --------     --------     --------
     Total from investment operations                    1.72         3.11         2.36         3.71        (0.55)
                                                     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........         (0.59)       (0.58)       (0.58)       (0.56)       (0.45)
Distributions from net realized gains .........         (1.85)       (3.04)       (1.85)       (0.79)       (0.46)
                                                     --------     --------     --------     --------     --------
     Total Distributions ......................         (2.44)       (3.62)       (2.43)       (1.35)       (0.91)
                                                     --------     --------     --------     --------     --------
Net Asset Value, end of year ..................      $  16.56     $  17.28     $  17.79     $  17.86     $  15.50
                                                     ========     ========     ========     ========     ========

TOTAL INVESTMENT RETURN:(b) ...................         10.24%       17.96%       13.64%       24.13%       (3.16%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions) .........      $5,410.0     $5,490.1     $4,896.9     $4,261.2     $3,481.5
Ratios to average net assets:
  Expenses ....................................          0.61%        0.62%        0.64%        0.63%        0.66%
  Net investment income .......................          3.21%        3.02%        3.07%        3.30%        2.90%
Portfolio turnover rate .......................           138%         227%         233%         173%         124%

(a)  Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

             ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS
                            AND ACCUMULATED PREMIUMS


The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract of a given face amount bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 3.25% and no loans are taken.

o the Contract fund has been invested in equal amounts in each of the two available portfolios of the Fund and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Contract with a $5,000 face amount has been purchased and the second table (page T2) assumes a Contract with a $20,000 face amount has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable at the end of each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable at the end of each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the two portfolios of 0.59%, and the daily deduction from the Contract Fund of 0.9% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.49%, 2.51%, 6.51%, and 10.51%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.59% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges, including monthly charges, both from the Fund and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES

                                            DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                           ---------------------------------------------------- ----------------------------------------------------
                                  ASSUMING HYPOTHETICAL GROSS (AND NET)                ASSUMING HYPOTHETICAL GROSS (AND NET)
               PREMIUMS                ANNUAL INVESTMENT RETURN OF                         ANNUAL INVESTMENT RETURN OF
  END OF     ACCUMULATED   ---------------------------------------------------- ----------------------------------------------------
  POLICY    AT 4% INTEREST   0% GROSS     4% GROSS     8% GROSS     12% GROSS     0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR        PER YEAR    (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET) (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------    -------------- ------------  -----------  -----------  ------------ ------------  -----------  -----------  ------------
     1          $   181        $5,003       $5,007      $ 5,011       $ 5,016         $  0       $    0      $     2       $     6
     2          $   369        $5,002       $5,013      $ 5,025       $ 5,036         $ 48       $   59      $    70       $    82
     3          $   564        $5,000       $5,019      $ 5,040       $ 5,063         $101       $  121      $   142       $   165
     4          $   767        $5,000       $5,024      $ 5,058       $ 5,096         $154       $  185      $   219       $   257
     5          $   978        $5,000       $5,028      $ 5,079       $ 5,136         $205       $  249      $   300       $   357
     6          $ 1,198        $5,000       $5,034      $ 5,105       $ 5,187         $268       $  330      $   401       $   483
     7          $ 1,427        $5,000       $5,039      $ 5,134       $ 5,248         $331       $  411      $   507       $   620
     8          $ 1,665        $5,000       $5,043      $ 5,167       $ 5,320         $392       $  494      $   618       $   771
     9          $ 1,912        $5,000       $5,047      $ 5,205       $ 5,404         $452       $  578      $   736       $   935
    10          $ 2,169        $5,000       $5,050      $ 5,248       $ 5,503         $511       $  663      $   861       $ 1,116
    15          $ 3,617        $5,000       $5,058      $ 5,544       $ 6,271         $721       $1,047      $ 1,532       $ 2,259
    20          $ 5,379        $5,000       $5,048      $ 6,027       $ 9,117         $882       $1,457      $ 2,436       $ 4,122
    25          $ 7,523        $5,000       $5,016      $ 6,983       $13,550         $970       $1,882      $ 3,643       $ 7,069
30 (Age 65)     $10,132        $5,000       $5,000      $ 8,747       $19,608         $940       $2,304      $ 5,202       $11,661
    35          $13,305        $5,000       $5,000      $10,721       $27,975         $700       $2,696      $ 7,157       $18,678
    40          $17,166        $5,000       $5,000      $12,973       $39,652         $ 52       $3,019      $ 9,560       $29,220
    45          $21,864        $5,000       $5,000      $15,607       $56,163         $  0       $3,189      $12,446       $44,788

(1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T1

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES

                                               DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                           ---------------------------------------------------- ----------------------------------------------------
                                  ASSUMING HYPOTHETICAL GROSS (AND NET)                ASSUMING HYPOTHETICAL GROSS (AND NET)
              PREMIUMS                 ANNUAL INVESTMENT RETURN OF                         ANNUAL INVESTMENT RETURN OF
  END OF    ACCUMULATED    ---------------------------------------------------- ----------------------------------------------------
  POLICY   AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS     0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR       PER YEAR     (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET) (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------   --------------  ------------  -----------  -----------  ------------ ------------  -----------  -----------  ------------
     1         $   407        $20,012      $20,024      $20,036      $ 20,048       $   39      $    50      $    62      $     74
     2         $   829        $20,013      $20,046      $20,080      $ 20,115       $  243      $   276      $   310      $    345
     3         $ 1,269        $20,002      $20,065      $20,133      $ 20,204       $  442      $   506      $   573      $    644
     4         $ 1,726        $20,000      $20,082      $20,195      $ 20,317       $  636      $   739      $   852      $    974
     5         $ 2,202        $20,000      $20,095      $20,266      $ 20,457       $  833      $   986      $ 1,157      $  1,347
     6         $ 2,697        $20,000      $20,112      $20,357      $ 20,636       $1,084      $ 1,296      $ 1,540      $  1,820
     7         $ 3,211        $20,000      $20,128      $20,461      $ 20,853       $1,335      $ 1,617      $ 1,950      $  2,342
     8         $ 3,746        $20,000      $20,141      $20,579      $ 21,111       $1,582      $ 1,944      $ 2,383      $  2,914
     9         $ 4,302        $20,000      $20,152      $20,715      $ 21,416       $1,824      $ 2,276      $ 2,839      $  3,539
    10         $ 4,881        $20,000      $20,160      $20,867      $ 21,773       $2,060      $ 2,612      $ 3,319      $  4,225
    15         $ 8,140        $20,000      $20,164      $21,949      $ 24,589       $2,900      $ 4,119      $ 5,903      $  8,544
    20         $12,106        $20,000      $20,092      $23,738      $ 34,499       $3,549      $ 5,730      $ 9,376      $ 15,597
    25         $16,931        $20,000      $20,000      $26,860      $ 51,316       $3,900      $ 7,391      $14,013      $ 26,771
30 (Age 65)    $22,801        $20,000      $20,000      $33,679      $ 74,293       $3,775      $ 9,031      $20,028      $ 44,181
    35         $29,942        $20,000      $20,000      $41,307      $106,029       $2,801      $10,514      $27,578      $ 70,789
    40         $38,631        $20,000      $20,000      $50,014      $150,318       $  181      $11,630      $36,856      $110,771
    45         $49,203        $20,000      $20,000      $60,199      $212,938       $    0      $11,934      $48,007      $169,812

(1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.






                                       T2

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                            DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                           ----------------------------------------------------  ---------------------------------------------------
                                  ASSUMING HYPOTHETICAL GROSS (AND NET)                ASSUMING HYPOTHETICAL GROSS (AND NET)
              PREMIUMS                 ANNUAL INVESTMENT RETURN OF                         ANNUAL INVESTMENT RETURN OF
  END OF    ACCUMULATED    ----------------------------------------------------  ---------------------------------------------------
  POLICY   AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS     0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR       PER YEAR     (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  -1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------   --------------  ------------  -----------  -----------  ------------  -----------  -----------  -----------  ------------
     1         $   181         $5,000       $5,000      $ 5,004       $ 5,009         $  0       $    0       $    0       $     0
     2         $   369         $5,000       $5,000      $ 5,010       $ 5,022         $ 35       $   45       $   56       $    67
     3         $   564         $5,000       $5,000      $ 5,018       $ 5,040         $ 82       $  101       $  120       $   142
     4         $   767         $5,000       $5,000      $ 5,028       $ 5,063         $128       $  157       $  189       $   224
     5         $   978         $5,000       $5,000      $ 5,040       $ 5,093         $172       $  214       $  261       $   314
     6         $ 1,198         $5,000       $5,000      $ 5,054       $ 5,130         $228       $  285       $  350       $   426
     7         $ 1,427         $5,000       $5,000      $ 5,071       $ 5,174         $283       $  356       $  443       $   547
     8         $ 1,665         $5,000       $5,000      $ 5,090       $ 5,228         $336       $  428       $  541       $   679
     9         $ 1,912         $5,000       $5,000      $ 5,112       $ 5,291         $388       $  501       $  643       $   822
    10         $ 2,169         $5,000       $5,000      $ 5,137       $ 5,366         $439       $  574       $  750       $   979
    15         $ 3,617         $5,000       $5,000      $ 5,320       $ 5,954         $603       $  887       $1,309       $ 1,942
    20         $ 5,379         $5,000       $5,000      $ 5,627       $ 7,702         $713       $1,205       $2,037       $ 3,482
    25         $ 7,523         $5,000       $5,000      $ 6,110       $11,242         $742       $1,503       $2,975       $ 5,865
30 (Age 65)    $10,132         $5,000       $5,000      $ 7,022       $15,936         $635       $1,744       $4,176       $ 9,477
    35         $13,305         $5,000       $5,000      $ 8,452       $22,224         $284       $1,853       $5,643       $14,837
    40         $17,166         $5,000       $5,000      $10,014       $30,713         $  0       $1,672       $7,379       $22,633
    45         $21,864         $5,000       $5,000      $11,750       $42,268         $  0       $  767       $9,370       $33,708

(1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.





                                       T3

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                           DEATH BENEFIT (2)                                    CASH SURRENDER VALUE (2)
                           ---------------------------------------------------- ----------------------------------------------------
                                  ASSUMING HYPOTHETICAL GROSS (AND NET)                ASSUMING HYPOTHETICAL GROSS (AND NET)
              PREMIUMS                 ANNUAL INVESTMENT RETURN OF                         ANNUAL INVESTMENT RETURN OF
  END OF    ACCUMULATED    ---------------------------------------------------- ----------------------------------------------------
  POLICY   AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS     0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR       PER YEAR     (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET) (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------   --------------  ------------  -----------  -----------  ------------ ------------  -----------  -----------  ------------
     1         $   407        $20,000      $20,000      $20,009      $ 20,020       $   12       $   24      $    35      $     46
     2         $   829        $20,000      $20,000      $20,024      $ 20,057       $  191       $  222      $   253      $    286
     3         $ 1,269        $20,000      $20,000      $20,045      $ 20,111       $  364       $  423      $   485      $    551
     4         $ 1,726        $20,000      $20,000      $20,074      $ 20,186       $  533       $  628      $   731      $    843
     5         $ 2,202        $20,000      $20,000      $20,110      $ 20,284       $  705       $  844      $ 1,000      $  1,174
     6         $ 2,697        $20,000      $20,000      $20,154      $ 20,408       $  925       $1,117      $ 1,338      $  1,591
     7         $ 3,211        $20,000      $20,000      $20,208      $ 20,561       $1,145       $1,398      $ 1,697      $  2,050
     8         $ 3,746        $20,000      $20,000      $20,271      $ 20,746       $1,360       $1,683      $ 2,074      $  2,549
     9         $ 4,302        $20,000      $20,000      $20,345      $ 20,968       $1,569       $1,970      $ 2,469      $  3,092
    10         $ 4,881        $20,000      $20,000      $20,431      $ 21,232       $1,772       $2,260      $ 2,883      $  3,683
    15         $ 8,140        $20,000      $20,000      $21,070      $ 23,346       $2,433       $3,487      $ 5,024      $  7,300
    20         $12,106        $20,000      $20,000      $22,169      $ 28,945       $2,881       $4,725      $ 7,807      $ 13,086
    25         $16,931        $20,000      $20,000      $23,925      $ 42,300       $2,994       $5,874      $11,387      $ 22,068
30 (Age 65)    $22,801        $20,000      $20,000      $26,854      $ 60,009       $2,566       $6,774      $15,970      $ 35,686
    35         $29,942        $20,000      $20,000      $32,365      $ 83,731       $1,153       $7,105      $21,608      $ 55,902
    40         $38,631        $20,000      $20,000      $38,386      $115,758       $    0       $6,187      $28,287      $ 85,303
    45         $49,203        $20,000      $20,000      $45,078      $159,345       $    0       $2,146      $35,948      $127,073

(1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.







                                       T4

   GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE PRUVIDER
                      VARIABLE APPRECIABLE ACCOUNT AND THE
                                FIXED RATE OPTION


PRUCO LIFE INSURANCE COMPANY


Pruco Life Insurance Company ("Pruco Life", "us", or "we") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as
"demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which hasn't been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries, such as the Pruco Life insurance companies, would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries.

As of December 31, 1998, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential may make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.

PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT


Pruco Life PRUvider Variable Appreciable Account was established on July 10, 1992 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). This does not involve any supervision by the SEC of the management, investment policies, or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life.

There are currently two subaccounts within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Fund. We may add additional subaccounts in the future. The Account's financial statements begin on page A1.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed-rate option. This amount becomes part of Pruco Life's general account. Pruco Life's general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically. This rate may not be less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: (1) declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year (see CONTRACT DATE on page 13); thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract. The term Monthly Date means the day of each month that is the same as the Contract Date.

Transfers from the fixed-rate option are subject to strict limits. See Transfers, page 15. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds Are Paid, page 19.


                    DETAILED INFORMATION FOR CONTRACT OWNERS


REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds below the age of 76. You may apply for a minimum initial guaranteed death benefit of $5,000; the maximum you may apply for is $25,000. Proposed insureds, 21 years of age or less, may apply for a minimum initial guaranteed death benefit of $10,000. Before issuing any Contract, Pruco Life requires evidence of insurability, which may include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. Pruco Life charges a higher premium if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FEES AND CHARGES

This section provides a more detailed description of each charge that is described briefly in the chart on page 2.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that we are now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

A  Contract  owner  may add  several  "riders"  to the  Contract  which  provide additional benefits and are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

DEDUCTIONS FROM PREMIUMS


(a) Pruco Life deducts a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. The tax rate varies from state to state, generally ranging from 0.75% to 5% (but in some instances may exceed 5%) of the premium received by Pruco Life. The amount charged may be more than Pruco Life actually pays. The second part is a charge for federal income taxes measured by premiums, equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1998, 1997, and 1996, we received a total of approximately $1,571,427, $1,668,969, and $2,187,535, respectively, in charges for taxes attributable to premiums.

(b) Pruco Life deducts a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1998, 1997, and 1996, we received a total of approximately $1,244,849, $1,239,689, and $1,155,021, respectively, in processing charges.


Deductions from Portfolios

Pruco Life deducts an investment advisory fee daily from each portfolio at a rate, on an annualized basis, of 0.55% for the Conservative Balanced Portfolio and 0.60% for the Flexible Managed Portfolio.

We pay expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) out of the portfolio's income. These expenses also vary by portfolio. The total expenses of each portfolio for the year 1998, expressed as a percentage of the average assets during the year, are as follows:


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                                  ADVISORY            OTHER            TOTAL
                PORTFOLIO           FEE             EXPENSES          EXPENSES
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Conservative Balanced               0.55%              0.02%           0.57%
Flexible Managed                    0.60%              0.01%           0.61%
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MONTHLY DEDUCTIONS FROM CONTRACT FUND

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) Pruco Life deducts a sales charge, often called a "sales load", to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium." The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $6 part of the monthly deduction described in (c) below, the $0.30 per $1,000 of face amount for Contracts with a face amount of less than $10,000, and any extra premiums for riders or substandard risks. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium.


There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described later under SURRENDER OR WITHDRAWAL CHARGES, page 13. During 1998, 1997, and 1996, we received a total of approximately $3,192,589, $3,998,082, and $3,685,080, respectively, in sales load charges.

(b) Pruco Life deducts a charge of not more than $0.01 per $1000 of face amount of insurance to compensate for the risk we assume in guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued inforce pursuant to an option on lapse. During 1998, 1997, and 1996, we received a total of approximately $153,083, $158,412, and $147,942, respectively, for this risk charge.

(c) Pruco Life deducts an administrative charge of $6 plus up to $0.19 per $1,000 of face amount of insurance. Currently, on a non-guaranteed basis, this charge is reduced from $0.19 to $0.09 per $1,000. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. If premiums are paid by automatic transfer under the Pru-Matic Plan, as described on page 14, the current charge is further reduced to $0.07 per $1,000 of face amount. There is an additional charge of $0.30 per $1,000 of face amount if the face amount of the Contract is less than $10,000. This monthly administrative charge will not be made if the Contract has been continued inforce pursuant to an option on lapse. During 1998, 1997, and 1996, we received a total of approximately $8,434,299, $8,726,448, and $8,169,343, respectively, in monthly administrative charges.


(d) Pruco Life deducts a mortality charge that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enable us to pay the death benefit for the few insureds who die. We determine the maximum mortality charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts inforce pursuant to an option on lapse. See LAPSE AND REINSTATEMENT, page 17.

(e) If a  rider  is  added  to the  basic  Contract,  or if an  insured  is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and deduct additional charges monthly.

(f) Pruco Life may deduct a charge to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made. We will review the question of a charge to the Account for company federal income taxes periodically. We may make such a charge in future years for any federal income taxes that would be attributable to the Account.

Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

DAILY DEDUCTION FROM THE CONTRACT FUND


Each day Pruco Life deducts a charge from the assets of each of the subaccounts in an amount equivalent to an effective annual rate of up to 0.9%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when we determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 1998, 1997, and 1996, we received a total of approximately $2,044,132, $1,776,910, and $1,391,951, respectively, in mortality and expense risk charges.

SURRENDER OR WITHDRAWAL CHARGES


(a) Pruco Life charges an additional contingent deferred sales load (the CDSL) if a Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when it may become payable. The maximum contingent deferred charge is equal to 50% of the first year's primary annual premium upon Contracts that lapse or are surrendered during the first five Contract years. That percentage is reduced uniformly on a daily basis starting from the Contract's fifth anniversary until it disappears on the 10th anniversary. Other important limitations apply. They are described more fully in the statement of additional information. The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man with $20,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract.


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                                                                                                 CUMULATIVE
SURRENDER,       CUMULATIVE            CUMULATIVE            CONTINGENT      TOTAL SALES    TOTAL SALES LOAD AS
LAST DAY OF   SCHEDULED PREMIUMS   SALES LOAD DEDUCTED     DEFERRED SALES       LOAD                PER-
YEAR NO.            PAID            FROM CONTRACT FUND          LOAD*                       CENTAGE OF SCHEDULED
                                                                                                PREMIUMS PAID**
---------------------------------------------------------------------------------------------------------------
          1        $ 390.90             $ 18.24                $ 87.22          $105.46              26.98%
          2          781.80               36.48                 104.16           140.64              17.99%
          3        1,172.70               54.72                 121.10           175.82              14.99%
          4        1,563.60               72.96                 138.04           211.00              13.49%
          5        1,954.50               91.20                 146.55           237.75              12.16%
          6        2,345.40              109.44                 121.80           231.24               9.86%
          7        2,736.30              127.68                  91.40           219.08               8.01%
          8        3,127.20              145.92                  60.80           206.72               6.61%
          9        3,518.10              164.16                  30.40           194.56               5.53%
         10        3,909.00              182.40                   0.00           182.40               4.67%
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* The maximum CDSL is $152.20 for years one through five; $121.80 for year six; $91.40 for year seven; $60.80 for year eight; $30.40 for year nine; and zero for year 10.

** The percentages shown in the last column will not be appreciably different for insureds of different ages.

(b) Pruco Life deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, we deduct a proportionate amount of the charge from the Contract Fund. During 1998, 1997, and 1996, we received a total of approximately $222,698, $295,205, and $269,611, respectively, for surrendered or lapsed Contracts. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.


TRANSACTION CHARGES

Pruco Life will make an administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn in connection with each withdrawal of excess cash surrender value of a Contract. This charge is described in more detail in the statement of additional information.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract Date will ordinarily be the later of the date of the application date and the medical examination date. In most cases no medical examination will be necessary. If the first premium is not paid with the application, the Contract Date will ordinarily be the date the first premium is paid and the Contract is delivered. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in Pruco Life using a lower issue age in determining the Scheduled Premium amount. Pruco Life will permit a Contract to be back-dated but only to a date not earlier than six months prior to the date of the application. Pruco Life will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract Date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract Date, all Scheduled Premiums been received on their due dates, and all Contract charges been made.

PREMIUMS

The Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With Pruco Life's consent, you may change the frequency of premium payments.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 11. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows, for two face amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.


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                     $10,000 FACE AMOUNT                $20,000 FACE AMOUNT
                   -------------------------------------------------------------
                   PREFERRED     STANDARD           PREFERRED      STANDARD
--------------------------------------------------------------------------------
 Male, age 35       $233.70       $274.01            $390.90       $ 471.52
   at issue
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Female, age 45      $278.04       $308.53            $479.59       $ 540.57
   at issue
--------------------------------------------------------------------------------
 Male, age 55       $450.96       $562.17            $825.43       $1047.86
   at issue
--------------------------------------------------------------------------------


The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual Scheduled Premium for that Contract.

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                     $10,000 FACE AMOUNT              $20,000 FACE AMOUNT
                   -------------------------------------------------------------
                     MONTHLY       ANNUAL             MONTHLY        ANNUAL
--------------------------------------------------------------------------------
  Male, age 35       $22.43       $233.70             $36.59        $390.90
   at issue
--------------------------------------------------------------------------------

Female, age 45       $26.46       $278.04             $44.65        $479.59
   at issue
--------------------------------------------------------------------------------

 Male, age 55        $41.96       $450.96             $75.66        $825.43
   at issue
--------------------------------------------------------------------------------


A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and higher death benefits. Conversely, a Scheduled Premium payment does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. SEE LAPSE AND

REINSTATEMENT, page 17. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

Pruco Life will generally accept any premium payment of at least $25. Pruco Life reserves the right to limit unscheduled premiums to a total of $5,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See How a Contract's Death Benefit Will Vary, page 16. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation, but again, there are tax consequences if the Contract becomes a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 21.

ALLOCATION OF PREMIUMS

On the Contract Date, Pruco Life deducts a $2 processing charge and the charge for taxes attributable to premiums from the initial premium, and deducts the first monthly charges. The remainder of the initial premium is allocated on the Contract Date among the subaccount[s] or the fixed-rate option according to the allocation you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment option[s] on the date of receipt at a Home Office, but not earlier than the Contract Date. If Pruco Life receives the initial premium prior to the Contract Date, there will be a period during which it will not be invested. Each subsequent premium payment, after the deductions from premiums, will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation previously designated. A valuation period is the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally 4:15 p.m. Eastern time on each day during which the New York Stock Exchange is open. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer system. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

TRANSFERS

If the Contract is not in default, or if the Contract is inforce as variable reduced paid-up insurance (see LAPSE AND REINSTATEMENT, page 17), you may, up to four times in each Contract year, transfer amounts from one subaccount to the other subaccount or to the fixed-rate option. Currently, you may make additional transfers with our consent without charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the total amount credited to a Contract held in the subaccounts may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and change your allocation instructions regarding any future premiums.

Transfers between subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $1,000 from one subaccount to the other, or may be in terms of a percentage reallocation between subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, if you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. We will use reasonable procedures, such as asking you for certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. Pruco Life will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers from the fixed-rate option to the subaccounts are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effective on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effective as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life may change these limits in the future.

HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE

As explained earlier, after the 10th Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See Contract Fees and Charges, page 11. This amount is placed in the subaccounts you choose and/or the fixed rate option. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in the value of the subaccount assets, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the subaccounts. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Pruco Life will tell you the cash surrender value of your Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.


The tables on pages T1 through T4 of this prospectus (immediately following page
8) illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract.


HOW A CONTRACT'S DEATH BENEFIT WILL VARY

The death benefit will change with investment experience. The precise way in which that will occur is complicated and is described in the statement of additional information. In general, and assuming the optional paid-up benefit is not in effect (see Paid-Up Insurance Option on page 18), if the net investment performance is 4% per year or higher and Scheduled Premiums are paid when due, the death benefit will increase. If the net investment performance is below 4%, the death benefit will decrease, but Pruco Life guarantees that it will not decrease below the face amount of insurance. Any unfavorable experience must be offset by favorable experience, however, before the death benefit begins to increase again.

If the Contract is kept inforce for several years and if investment performance is relatively favorable, the Contract Fund value may grow to the point where the death benefit must be increased to comply with certain provisions of the Internal Revenue Code, which require that the death benefit always be greater than the Contract Fund value. The required difference between the death benefit and Contract Fund value is higher at younger ages than at older ages. A precise description is in the statement of additional information.

CONTRACT LOANS

You may borrow from Pruco Life up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the subaccounts and to any prior loan[s] supported by the subaccounts, minus the portion of any charges attributable to the subaccounts that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

Interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract inforce for a limited time. If you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 21, and LAPSE AND REINSTATEMENT, page 17.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") is transferred out of the subaccounts and/or the fixed-rate option, as applicable. The reduction will normally be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the subaccount[s] or fixed-rate option.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


Consider the Contract issued on a 35 year old male insured illustrated in the table on page T2 with an 8% gross investment return. Assume a $1,500 loan was made under this Contract at the end of Contract year eight and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $3,242.58. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.51% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.


SURRENDER OF A CONTRACT

You may surrender a Contract, in whole or in part, for its cash surrender value while the insured is living. To surrender a Contract, in whole or in part, you must deliver or mail it, together with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 21.

LAPSE AND REINSTATEMENT

As explained earlier, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain inforce even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero.

In addition, even if a Scheduled Premium is not paid, the Contract will remain inforce as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains inforce.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract inforce, the Contract will go into default. Should this happen, Pruco Life will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract inforce on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

FIXED EXTENDED TERM INSURANCE

The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

FIXED REDUCED PAID-UP INSURANCE

This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

VARIABLE REDUCED PAID-UP INSURANCE

This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the subaccounts and/or the fixed rate option. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable reduced paid-up insurance is the automatic option provided upon lapse only if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. In addition, variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which Pruco Life does not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

WHAT HAPPENS IF NO REQUEST IS MADE?

Except in the two situations that follow, if no request is made the "automatic option" will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract debt outstanding.

PAID-UP INSURANCE OPTION

In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met: (1) the Contract is not in default; (2) Pruco Life is not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and (3) the Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the face amount of insurance plus the excess, if any, of the Contract Fund over the Tabular Contract Fund. The amount of guaranteed paid-up insurance coverage may be greater. It will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the attained age factor. This option will generally be available only when the Contract has been inforce for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the paid-up insurance option is exercised, the actual death benefit is equal to the greater of the guaranteed paid-up insurance amount and the Contract Fund multiplied by the attained age factor.

Upon request, Pruco Life will tell you the amount needed to pay up the Contract and to guarantee the paid-up insurance amount as long as a payment equal to or greater than this amount is received within two weeks of the date it was quoted. There is no guarantee if the payment is received within the two week period and is less than the quoted amount or if the payment is received outside the two week period. In that case, Pruco Life will add the payment to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the face amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount calculated is below the face amount, you will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the death benefit by more than it increases the Contract Fund. In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. Pruco Life reserves the right to change this procedure in the future. After the first Contract year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 21. A Contract in effect under a paid-up insurance option will have cash surrender and loan values.

REDUCED PAID-UP INSURANCE OPTION

Like the paid-up insurance option, reduced paid-up insurance provides the insured with lifetime insurance coverage without the payment of additional premiums. However, reduced paid-up insurance provides insurance coverage which is generally lower than the death benefit of the Contract. Reduced paid-up insurance is based upon a Contract's current net cash value and can be requested at any time. This option is available only when the Contract is not in default and Pruco Life is not paying any premiums in accordance with any payment of premium benefit that may be included in the Contract. In order to receive reduced paid-up insurance, a Contract owner must make a proper written request, and Pruco Life may request that the owner send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 21.

WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. Pruco Life may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract inforce as fixed reduced paid-up insurance or as extended term insurance, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

You may elect to add the LIVING NEEDS BENEFITSM to your Contract at issue. The benefit may vary by state. It can generally be added only when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION

This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When you provide satisfactory evidence, Pruco Life will provide an accelerated payment of the portion of the death benefit you select as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

NURSING HOME OPTION

This option is available after the insured has been confined to an eligible nursing home for six months or more. When you provide satisfactory evidence, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit you select as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the LIVING NEEDS BENEFIT is excluded from income if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.

VOTING RIGHTS

As explained earlier, all of the assets held in the subaccounts will be invested in shares of the corresponding portfolios of the Fund. Pruco Life is the legal owner of those shares and has the right to vote on any matter voted on at Fund shareholders meetings. However, Pruco Life will vote the shares of the Fund in accordance with voting instructions received from Contract owners at any regular and special shareholders meetings. The Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life, will be voted in the same proportion as shares in the respective portfolios for which instructions are received. If the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions including the following: (1) election of the Board of Directors of the Fund; (2) ratification of the independent accountant of the Fund; (3) approval of the investment advisory agreement for a portfolio of the Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of shares in a portfolio for which a Contract owner may give instructions is determined by dividing the portion of your Contract Fund attributable to the portfolio, by the value of one share of the portfolio. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Fund's portfolios, or to approve or disapprove an investment advisory contract for the Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is inforce as fixed extended term insurance or fixed reduced paid-up insurance), Pruco Life will send you a statement that provides certain information pertinent to your own Contract. The statement shows all transactions during the year that affected the value of your Contract Fund, including monthly changes attributable to investment experience. The statement will also show the current death benefit, cash surrender value, and loan values of your Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also receive, usually at the end of February, an annual report of the operations of the Fund. That report will list the investments held in both portfolios and include audited financial statements for the Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.

TAX TREATMENT OF CONTRACT BENEFITS

We urge each prospective purchaser to consult a qualified tax adviser. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Current federal income tax laws and regulations or interpretations may change. A more detailed discussion of what follows is contained in the statement of additional information.

TREATMENT AS LIFE INSURANCE


We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:


     o You will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract.

     o    The Contract's death benefit will be tax free to your beneficiary.


Although we believe the Contract should qualify as "life insurance" for federal tax purposes, there are uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we have reserved the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will continue to qualify as life insurance.


PRE-DEATH DISTRIBUTIONS

The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

If the Contract is not classified as a Modified Endowment Contract, you generally will not be taxed on proceeds received in the event of a lapse, surrender of the Contract, or withdrawal of part of the cash surrender value unless the total amount received exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. In certain limited circumstances, you may be taxed on all or a portion of a withdrawal during the first 15 contract years even if total withdrawals do not exceed total premiums paid to date. The proceeds of any loan will be treated as indebtedness of the owner and will not be treated as taxable income.

If the Contract is classified as a Modified Endowment Contract, amounts you receive under the Contract before the insured's death, including loans and withdrawals (even those made during the two year period before the Contract became a Modified Endowment Contract), are included in income to the extent of gain in the Contract. In addition, any taxable income on pre-death distributions is subject to a penalty of 10% of the amount includible in income unless the amount is received on or after age 591/2, on account of your becoming disabled, or as a life annuity.

A Contract will be classified as a Modified Endowment Contract if the premium payments are in excess of the "7 Pay Limit." The 7 Pay Limit is generally the amount that would be required to pay for the insurance policy in seven equal annual installments. The 7 Pay Limit is actuarially determined based on IRS guidelines, which consider the death benefit, supplemental benefits such as dependent coverage and waiver of premium, riders and the age of the insured.

For example, if the 7 Pay Limit is determined to be $1,000 per year, cumulative premiums paid may not exceed $1,000 in year one, $2,000 in year two, $3,000 in year three, $4,000 in year four, $5,000 in year five, $6,000 in year six, and $7,000 in year seven. If cumulative premiums paid exceed the 7 Pay Limit then pre-death distributions are subject to the less favorable income tax treatment previously described.


A Contract may be classified as a Modified Endowment Contract under various circumstances. For example, low face amount Contracts issued on younger insureds may be classified as a Modified Endowment Contract even though the Contract owner pays only the Scheduled Premiums or even less than the Scheduled Premiums. Before purchasing such a Contract, you should understand the tax treatment of pre-death distributions and consider the purpose for which the Contract is being purchased. Generally, a Contract may be classified as a Modified Endowment Contract if premiums in excess of Scheduled Premiums are paid or the face amount of insurance is decreased, or if the face amount of insurance is increased, or if a rider is added or removed from the Contract. You should consult your tax adviser before making any of these policy changes.


Prudential tests premium payments and reductions in coverage to determine whether a policy is a MEC. If a premium payment or reduction causes MEC status, Prudential will notify you and advise you as to any available options to avoid MEC status. For example, subject to IRS time limits, a premium payment in excess of the 7 Pay Limit may be returned to you to restore non-MEC status.


WITHHOLDING

The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if you fail to elect that no taxes will be withheld or in certain other circumstances.

OTHER TAX CONSEQUENCES

There may be federal estate taxes and state and local estate and inheritance taxes payable if either the owner or the insured dies. The transfer or assignment of the Contract to a new owner may also have tax consequences. The individual situation of each Contract owner or beneficiary will be significant.

OTHER CONTRACT PROVISIONS

There are several other Contract provisions that are of less significance to you than those already described in detail, either because they relate to options that you may choose under the Contract but are not likely to exercise for several years after you first purchase it, or because they are of a routine nature not likely to influence your decision to buy the Contract. These provisions are summarized in the Expanded Table of Contents of the Statement of Additional Information on page 37, and described in greater detail in the statement of additional information.

                       FURTHER INFORMATION ABOUT THE FUND

RISK/RETURN SUMMARIES

This section provides information about the Conservative Balanced and Flexible Managed Portfolios, including a summary of the principal investment risks associated with each.

CONSERVATIVE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


Our investment objective is A TOTAL INVESTMENT RETURN CONSISTENT WITH A CONSERVATIVELY MANAGED DIVERSIFIED PORTFOLIO. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. In addition, we may invest a portion of the Portfolio's assets in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success.


PRINCIPAL RISKS


Although we try to invest wisely, all investments involve risk. Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop.



Since the Portfolio also invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve credit risk--the risk that the borrower will not repay an obligation, and market risk--the risk that interest rates may change and affect the value of the obligation. High-yield debt securities - also known as "junk bonds" - have a higher risk of default and tend to be less liquid.

The Portfolio's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments and changes in currency rates may adversely affect the value of foreign securities.


There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE


A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Portfolio and how returns can change from year to year. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          1989                      16.99%
                          1990                       5.27%
                          1991                      19.07%
                          1992                       6.95%
                          1993                      12.20%
                          1994                      -0.97%
                          1995                      17.27%
                          1996                      12.63%
                          1997                      13.45%
                          1998                      11.74%



Best Quarter: 7.62% (2nd quarter of 1997) Worst Quarter: (3.17)% (3rd quarter of
1998)


*These annual returns do not include contract charges. If contract charges were included, the annual returns would be lower than those shown. See the accompanying contract prospectus.

Average Annual Returns* (as of 12/31/98)
--------------------------------------------------------------------------------

                                                                                       SINCE INCEPTION
                           1 YEAR              5 YEARS             10 YEARS            (5/13/83)
                           ------              -------             --------            ---------

Class I shares             11.74%              10.65%              11.31%              10.86%
S&P 500**                  28.60%              24.05%              19.19%              17.29%
Lipper Average***          14.79%              13.73%              12.21%              8.94%

*The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Stock Index (S&P 500 ) - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

*** The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83).
Source: Lipper, Inc.


FLEXIBLE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


Our investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may also invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities which have speculative characteristics and generally are riskier than higher-rated securities. While we make every effort to achieve our objective, we can't guarantee success.


PRINCIPAL RISKS


Although we try to invest wisely, all investments involve risk. Since the Portfolio invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve CREDIT RISK--the risk that the borrower will not repay an obligation, and MARKET
RISK--the risk that interest rates may change and affect the value of the obligation.

A substantial portion of the Portfolio's assets may also be invested in equity securities. Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes and the mood of the investing public. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the value of all stocks are likely to drop.


The Portfolio's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments and changes in currency rates may adversely affect the value of foreign securities.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE


A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Portfolio and how returns can change from year to year. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          1989                      21.77%
                          1990                       1.91%
                          1991                      25.43%
                          1992                       7.61%
                          1993                      15.58%
                          1994                      -3.16%
                          1995                      24.13%
                          1996                      13.64%
                          1997                      17.96%
                          1998                      10.24%



Best Quarter: 10.89% (2nd quarter of 1997) Worst Quarter: (8.50)% (3rd quarter of 1998)


* These annual returns do not include contract charges. If contract charges were included, the annual returns would be lower than those shown. See the accompanying contract prospectus.

Average Annual Returns* (as of 12/31/98)
--------------------------------------------------------------------------------

                                                                                       SINCE INCEPTION
                            1 YEAR               5 YEARS             10 YEARS             (5/13/83)
                            ------               -------             --------             ---------

Class I shares              10.24%               12.19%              13.15%               12.06%
S&P 500**                   28.60%               24.05%              19.19%               17.29%
Lipper Average***           13.50%               13.64%              14.00%               12.84%

*The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Stock Index (S&P 500) - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

***The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83).
Source: Lipper, Inc.


HOW THE PORTFOLIOS INVEST

CONSERVATIVE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Portfolio is to seek A TOTAL INVESTMENT RETURN CONSISTENT WITH A CONSERVATIVELY MANAGED DIVERSIFIED PORTFOLIO.

-------------------------------------------------
BALANCED PORTFOLIO


We invest in all three types of securities - equity, debt and money market - in order to achieve diversification in a single portfolio.
We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This
Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.


-------------------------------------------------



To achieve our objective, we invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets. While we make every effort to achieve our objective, we can't guarantee success.

We will vary how much of the Portfolio's assets are invested in a particular type of security depending how we think the different markets will perform. Under normal conditions, we intend to keep at least 25% of the Portfolio's total assets invested in debt securities.




In general, we will invest within the ranges shown below:


        ASSET TYPE              MINIMUM            NORMAL              MAXIMUM
        ----------              -------            ------              -------

          Stocks                  15%                35%                 75%

Debt obligations and money        25%                65%                 85%
    market securities

DEBT SECURITIES in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may also invest up to 30% of its total assets in FOREIGN EQUITY and DEBT SECURITIES that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities. (ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.)

The stock portion of the Portfolio will be invested mainly in EQUITY and EQUITY-RELATED securities of major, established corporations which we believe are in sound financial condition and offer better total returns than broad based market indexes.

The money market portion of the Portfolio will be invested in high-quality money market instruments. We manage this portion of the Portfolio to comply with specific rules designed for money market mutual funds. We will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio of 90 days or less. (Weighted average maturity is calculated by adding the maturities of all the bonds in a portfolio and dividing by the number of bonds on a weighted basis.)

In response to adverse market, conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS. In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.


DERIVATIVES AND OTHER STRATEGIES


We may also use alternative investment strategies - including DERIVATIVES - to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.


We may: purchase and sell OPTIONS on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell stock index, interest rate and foreign currency FUTURES CONTRACTS and options on those contracts; enter into forward FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED-DELIVERY basis.


The Portfolio may also enter into SHORT SALES. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the security's price. The Portfolio borrows the security for delivery and if it can buy the security later at a lower price, a profit results. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX which means it owns securities identical to those sold short.


We may also use INTEREST RATE SWAPS in the management of the Portfolio. In an interest rate swap the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into this type of a swap if we think interest rates are going down.


The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

We may also invest in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS in the management of the fixed-income portion of the Portfolio. In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security. Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar - but not necessarily the same - security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Description of the Portfolios, Their Investments and Risks - Risk Management and Return Enhancement Strategies."


ADDITIONAL STRATEGIES


The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


FLEXIBLE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Portfolio is to seek A HIGH TOTAL RETURN CONSISTENT WITH AN AGGRESSIVELY MANAGED DIVERSIFIED PORTFOLIO.

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BALANCED PORTFOLIO


We  invest  in  all  three  types  of  securities  -
equity,  debt and money market - in order to achieve
diversification  in a single  portfolio.  We seek to
maintain a more  aggressive mix of investments  than
the   Conservative    Balanced    Portfolio.    This
Portfolio  may  be   appropriate   for  an  investor
looking  for   diversification  who  is  willing  to
accept a relatively high level of loss in an effort to achieve greater appreciation.


-----------------------------------------------------



To achieve our objective, we invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets. While we make every effort to achieve our objective, we can't guarantee success.


Generally, we will invest within the ranges shown below:


       ASSET TYPE                   MINIMUM           NORMAL        MAXIMUM
       ----------                   -------           ------        -------

         Stocks                       25%              60%            100%
Fixed income securities               0%               40%            75%
Money market securities               0%                0%            75%

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade, however, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include LOAN PARTICIPATIONS. In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and will not benefit from any set-off between the lender and the borrower.

The Portfolio may also invest up to 30% of its total assets in FOREIGN EQUITY and DEBT SECURITIES that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities. (ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.)




The money market portion of the Portfolio will be invested in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in REAL ESTATE INVESTMENT TRUSTS (REITs). A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.


DERIVATIVES AND OTHER STRATEGIES


We may also use alternative investment strategies - including DERIVATIVES - to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: purchase and sell OPTIONS on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell stock index, interest rate and foreign currency FUTURES CONTRACTS and options on those contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAY-DELIVERY basis.

The Portfolio may also enter into SHORT SALES. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the security's price. The Portfolio borrows the security for delivery and if it can buy the security later at a lower price, a profit results. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX which means it owns securities identical to those sold short.

We may also use INTEREST RATE SWAPS in the management of the Portfolio. In an interest rate swap the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into this type of a swap if we think interest rates are going down.

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at a set price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

We may also invest in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS in the management of the fixed-income portion of the Portfolio. In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security. Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar - but not necessarily the same - security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.


We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Description of the Portfolios, their Investments and Risks - Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES


The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

                                INVESTMENT RISKS


As noted, all investments involve risk, and investing in the Portfolios is no exception. This chart outlines the key risks and potential rewards of the principal investments and certain other investments each Portfolio may make. See also, "Investment Objectives and Policies of the Portfolios" in the SAI.


                INVESTMENT TYPE                                   RISKS                                  POTENTIAL REWARDS
------------------------------------------       -----------------------------------------     -------------------------------------
HIGH-QUALITY MONEY MARKET                        o    Credit  risk - the  risk  that           o    Regular interest income
OBLIGATIONS OF ALL TYPES                              the  borrower  can't  pay back
                                                      the money borrowed


                                                                                               o    Generally   more  secure  than
                                                                                                    stocks and since

                                                 o    Market  risk - the  risk  that
                                                      the  companies  must pay their
                                                      debts    before    they    pay
                                                      obligations   may  lose  value
                                                      because   dividends   interest
                                                      rates  change  or  there  is a
                                                      lack  of   confidence  in  the
                                                      borrower

------------------------------------------       -----------------------------------------     -------------------------------------

EQUITY AND EQUITY RELATED SECURITIES             o    Individual  stocks  could lose           o    Historically,    stocks   have
                                                      value                                         outperformed other investments
                                                                                                    over the long term
                                                 o    The  equity  markets  could go
                                                      down,  resulting  in a decline           o    Generally,   economic   growth
                                                      in  value  of  a   Portfolio's                means     higher     corporate
                                                      investments                                   profits,  which  leads  to  an
                                                                                                    increase   in  stock   prices,
                                                 o    Companies  that pay  dividends                known as capital appreciation
                                                      may  not do so if  they  don't
                                                      have profits or adequate  cash           o    May be a  source  of  dividend
                                                      flow                                          income

                                                 o    Changes   in    economic    or
                                                      political   conditions,   both
                                                      U.S.  and  international,  may
                                                      result  in a  decline  in  the
                                                      value    of   a    Portfolio's
                                                      investments                              o    Highly  successful   small-cap
                                                                                                    companies    can    outperform
                                                 o    Small-cap  companies  are more                larger ones
                                                      likely  to  reinvest  earnings
                                                      and not pay dividends

                                                 o    Changes in interest  rates may
                                                      affect   the   securities   of
                                                      small-    and     medium-sized
                                                      companies    more   than   the
                                                      securities of larger companies

------------------------------------------       -----------------------------------------     -------------------------------------

------------------------------------------       -----------------------------------------     -------------------------------------
                                                 o    The   Portfolio's    holdings,           o    Bonds      have      generally
INVESTMENT GRADE DEBT SECURITIES                      share price,  yield, and total                outperformed    money   market
                                                      return   may    fluctuate   in                instruments over the long term
                                                      response    to   bond   market                with less risk than stocks
                                                      movements

                                                                                               o    Most  bonds will rise in value
                                                 o    Credit  risk - the  default of                when interest  rates fall
                                                      an   issuer   would   leave  a
                                                      Portfolio with unpaid interest           o    Regular interest income
                                                      or  principal.   The  lower  a
                                                      bond's quality, the higher its           o    Investment  grade bonds have a
                                                      potential volatility                          lower risk of default

                                                 o    Market  risk - the  risk  that           o    Generally   more  secure  than
                                                      the   market   value   of   an                stocks  since  companies  must
                                                      investment   may  move  up  or                pay their  debts  before  they
                                                      down,   sometimes  rapidly  or                pay dividends
                                                      unpredictably. Market risk may
                                                      affect an industry, sector, or
                                                      the market as a whole


                                                 o    Interest rate risk - the value
                                                      of most  bonds  will fall when
                                                      interest   rates   rise;   the
                                                      longer a bond's  maturity  and
                                                      the lower its credit  quality,
                                                      the more its  value  typically
                                                      falls.  It can  lead to  price
                                                      volatility
------------------------------------------       -----------------------------------------     -------------------------------------
                                                 o    Higher market risk                       o    May offer higher interest income
HIGH-YIELD DEBT SECURITIES                                                                          than    higher    quality   debt
(JUNK BONDS)                                     o    Higher credit risk                            securities

                                                 o    May be more  illiquid  (harder
                                                      to value and  sell),  in which
                                                      case  valuation  would  depend
                                                      more    on   the    investment
                                                      adviser's   judgment  than  is
                                                      generally the case with higher
                                                      rated securities
------------------------------------------       -----------------------------------------     -------------------------------------

------------------------------------------       -----------------------------------------     -------------------------------------

                                                 o    Foreign markets, economies and           o    Investors can  participate  in
FOREIGN                                               political  systems  may not be                the growth of foreign  markets
SECURITIES;                                           as stable as in the U.S.                      and  companies   operating  in
OPTIONS AND FUTURES ON                                                                              those markets
FOREIGN CURRENCIES                               o    Currency   risk   -   changing
                                                      values of foreign currencies             o    Changing   value  of   foreign
                                                                                                    currencies
                                                 o    May be less  liquid  than U.S.
                                                      stocks and bonds                         o    Opportunities              for
                                                                                                    diversification

                                                 o    Differences  in foreign  laws,
                                                      accounting  standards,  public
                                                      information,    custody    and
                                                      settlement practices

                                                 o    Year  2000  conversion  may be
                                                      more  of a  problem  for  some
                                                      foreign issuers
------------------------------------------       -----------------------------------------     -------------------------------------
                                                 o    Derivatives , such as futures,           o    A  Portfolio  could make money
DERIVATIVES--                                         options and  foreign  currency                and
                                                      forward protect against losses
                                                      if the  investment  contracts,           o    Derivatives    that   involves
                                                      may  not  fully   offset   the                leverage     could    generate
                                                      analysis    proves    correct.                substantial gains at low cost
                                                      underlying  positions and this
                                                      could  result  in  losses to a           o    One   way   to    managed    a
                                                      Portfolio  that would not have                Portfolio's        risk/return
                                                      otherwise occurred                            balance  is  to  lock  in  the
                                                                                                    value of an  investment  ahead
OPTIONS ON EQUITY SECURITIES,                    o    Derivatives   used   for  risk                of time.
DEBT SECURITIES, STOCK INDEXES;                       management  may not  have  the
FUTURES CONTRACTS ON STOCK                            intended   effects   and   may
INDEXES, DEBT SECURITIES AND                          result  in  losses  or  missed
INTEREST RATE INDEXES,                                opportunities
INTEREST RATE SWAPS
                                                 o    The    other    party   to   a
                                                      derivatives   contract   could
                                                      default


                                                 o    Derivatives    that    involve
                                                      leverage could magnify losses

                                                 o    Certain  types of  derivatives
                                                      involve  costs to a  Portfolio
                                                      that can reduce returns
------------------------------------------       -----------------------------------------     -------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)            o    Performance   depends  on  the           o    Real   estate   holdings   can
                                                      strength    of   real   estate                generate   good  returns  from
                                                      markets,  REIT  management and                rents,  rising market  values,
                                                      property  management which can                etc.
                                                      be affected  by many  factors,
                                                      including     national     and           o    Greater  diversification  than
                                                      regional economic conditions                  direct ownership

------------------------------------------       -----------------------------------------     -------------------------------------

------------------------------------------       -----------------------------------------     -------------------------------------

                                                 o    May  be   difficult  to  value           o    May  offer  a more  attractive
                                                      precisely                                     yield than more widely  traded
ILLIQUID SECURITIES                                                                                 securities
(UP TO 15% OF NET ASSETS)                        o    May be  difficult  to  sell at
                                                      the time or price desired

------------------------------------------       -----------------------------------------     -------------------------------------
LOAN PARTICIPATIONS                              o    Credit risk                              o    May offer right to receive
                                                                                                    principal, interest and fees
                                                 o    Market risk                                   without as much risk as lender

                                                 o    A Portfolio has no rights against
                                                      the borrower in the event the
                                                      borrower does not repay the loan
------------------------------------------       -----------------------------------------     -------------------------------------
                                                 o    Use of  such  instruments  and           o    Use of instruments may magnify
WHEN-ISSUED AND                                       strategies     may     magnify                underlying investment gains
DELAYED DELIVERY                                      underlying investment losses
SECURITIES, REVERSE
REPURCHASE                                       o    Investment  costs  may  exceed
AGREEMENTS, SHORT SALES AND SHORT                     potential           underlying
SALES AGAINST THE BOX                                 investment gains
------------------------------------------       -----------------------------------------     -------------------------------------

                         HOW THE PORTFOLIOS ARE MANAGED

Prudential is the investment manager of the Fund. Prudential has entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with the performance of its obligations under an Investment Advisory Agreement with the Fund. One of PIC's business groups is Prudential Investments.


The investment advisory fee paid in 1998 for the Conservative Balanced Portfolio was 55% of the average net assets of the Portfolio. For the Flexible Managed Portfolio, the fee paid in 1998 was 60% of the average net assets of the Portfolio.

These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.


Warren Spitz, Managing Director of Prudential Investments, has been a portfolio manager of the Portfolios since 1995 and manages a portion of each Portfolio's equity holdings.


Jose Rodriguez, Managing Director of Prudential Investments, has been a portfolio manager of the Portfolios since 1993 and is responsible for the debt portion of the Portfolios. Mr. Rodriquez has been a portfolio manager for Prudential Investments since 1988.

John Moschberger, CFA, Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500 Index. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.


PURCHASE AND SALE OF FUND SHARES

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of Prudential and its affiliates as investment options under certain contracts, including the Contract offered by this prospectus. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their contracts.

When the Account purchases or sells shares of a Portfolio, the price it will pay or receive, as the case may be, is based on the share's value. This is known as the net asset value or NAV. The NAV of each share class of each Portfolio is determined once a day - at 4:15 p.m. New York Time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Portfolios' NAVs will be calculated some time between the closing time and 4:15 p.m.
on that day.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.


A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.


SHORT- TERM DEBT SECURITIES with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

OTHER DEBT SECURITIES - those that are not valued on an amortized costs basis - are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential under the direction of the Fund's Board of Directors.

                             OTHER FUND INFORMATION

DISTRIBUTOR

Prudential Investment Management Services LLC ("PIMS") distributes the Fund's shares under a Distribution Agreement with the Fund.

MONITORING FOR POSSIBLE CONFLICTS

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and may offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.


                                STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

                                     EXPERTS


The financial statements of Pruco Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Account as of December 31, 1998 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.




Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.

                                   LITIGATION

Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.

                              YEAR 2000 COMPLIANCE


The services provided to you as a purchaser of a PRUvider Variable Appreciable Life Insurance Contract depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with the PRUvider Variable Appreciable Life Insurance Contract could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential, as the parent company of Pruco Life, organized its Year 2000 efforts around the following three areas:

o    BUSINESS SYSTEMS - Computer programs directly used to support our business;

o INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and

o    BUSINESS PARTNERS - Year 2000 readiness of essential business partners.

BUSINESS  SYSTEMS.  The  business  systems  component  includes  a wide range of
computer  programs  that  directly  support  Prudential's   business  operations
including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Systems, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September, 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of PRUvider Variable Appreciable Life Insurance Contracts. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on PRUvider Variable Appreciable Life Insurance Contracts.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with the PRUvider Variable Appreciable Life Insurance Contract will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of the PRUvider Variable Appreciable Life Insurance Contract involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.


        EXPANDED TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


Included in the registration statements for the Contracts and the Fund is a statement of additional information which is available without charge by writing to Pruco Life at 213 Washington Street, Newark, New Jersey 07102-2992. The following table of contents of that Statement provides a brief summary of what is included in each section.


I.   MORE DETAILED INFORMATION ABOUT THE CONTRACT.

     SALES LOAD UPON SURRENDER. A description is given of exactly how Pruco Life determines the amount of the part of the sales load that is imposed only upon surrenders or withdrawals during the first 10 Contract years.

     REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS. Where the Contract is sold at the same time to several individuals who are members of an associated class and Pruco Life's expenses will be reduced, some of the charges under those Contracts may be reduced.

     PAYING PREMIUMS BY PAYROLL DEDUCTION. Your employer may pay monthly premiums for you with deductions from your salary.

     UNISEX   PREMIUMS  AND   BENEFITS.   In  some  states  and  under   certain
     circumstances, premiums and benefits will not vary with the sex of the insured.

     HOW THE DEATH BENEFIT WILL VARY. A description is given of exactly how the death benefit may increase to satisfy Internal Revenue Code requirements.

     WITHDRAWAL OF EXCESS CASH SURRENDER VALUE. If the Contract Fund value is high enough you may be able to withdraw part of the cash surrender value while keeping the Contract in effect. There will be a transaction charge. The death benefit will change. There may be tax consequences. You should consult your Pruco Life representative to discuss whether a withdrawal or a loan is preferable.

     TAX TREATMENT OF CONTRACT BENEFITS. A fuller account is provided of how Contract owners may be affected by federal income taxes.

     SALE OF THE CONTRACT AND SALES COMMISSIONS. The Contract is sold primarily by agents of Prudential who are also registered representatives of one of its subsidiaries, Pruco Securities Corporation, a broker and dealer registered under the Securities and Exchange Act of 1934. Generally, selling agents receive a commission of 50% of the Scheduled Premium in the first year, no more than 6% of the Scheduled Premiums for the second through tenth years and smaller commissions thereafter.

     RIDERS. Various extra fixed-benefits may be obtained for an extra premium. They are described in what are known as "riders" to the Contract.

     OTHER STANDARD CONTRACT PROVISIONS. The Contract contains several provisions commonly included in all life insurance policies. They include provisions relating to beneficiaries, misstatement of age or sex, suicide, assignment, incontestability, and settlement options.

II.  INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.


                 General
                 Convertible Securities
                 Warrants



                 Foreign Securities
                 Options on Stock and Debt Securities
                 Options on Stock Indexes
                 Options on Foreign  Currencies
                 Futures Contracts and Options on Futures Contracts Forward Foreign Currency Exchange Contracts
                 Interest Rate Swaps
                 Loan Participations
                 Reverse Repurchase Agreements and Dollar Rolls
                 When-Issued and Delayed  Delivery Securities
                 Short Sales Loans of Portfolio Securities
                 Illiquid Securities

     A more detailed description is given of these investments and the policies of these portfolios.

III. INVESTMENT RESTRICTIONS.

     There are many restrictions upon the investments the portfolios may make and the practices in which they may engage; these are fundamental, meaning they may not be changed without Contract owner approval.

IV.  INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS.

     A fuller description than that in the prospectus is given.

V.   OTHER INFORMATION CONCERNING THE FUND.

                 Incorporation and Authorized Shares
                 Portfolio Transactions and Brokerage
                 Taxation of the Fund
                 Custodians
                 Experts
                 Licenses

VI.  DIRECTORS AND OFFICERS OF PRUCO LIFE AND MANAGEMENT OF THE FUND.

     The names and recent affiliations of Pruco Life's directors and executive officers are given. The same information is given for the Fund.

VII. FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

VIII. THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS.

IX.  DEBT RATINGS.

     A description is given of how Moody's Investors Services, Inc. and Standard & Poor's Ratings Services describe the creditworthiness of debt securities.

                             ADDITIONAL INFORMATION


Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus and the statement of additional information do not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W. Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.


Further information may also be obtained from Pruco Life. Its address and telephone number are on the inside front cover of this prospectus.


                              FINANCIAL STATEMENTS


The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts. The financial statements of the Fund are in the statement of additional information.

                                       FINANCIAL STATEMENTS OF
                          PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1998

                                                                           SUBACCOUNTS
                                                               ------------------------------------
                                                                  FLEXIBLE           CONSERVATIVE
                                                                   MANAGED             BALANCED
                                                                  PORTFOLIO           PORTFOLIO
                                                               ----------------    ----------------
ASSETS
   Investment in The Prudential Series Fund, Inc.
      Portfolios, at net asset value [Note 3] .............    $    124,635,035    $    115,186,914
                                                               ----------------    ----------------
   Net Assets .............................................    $    124,635,035    $    115,186,914
                                                               ================    ================

NET ASSETS, representing:
   Equity of contract owners ..............................    $    124,635,035    $    115,186,914
                                                               ================    ================

                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A6
                                                 A1

                                                       FINANCIAL STATEMENTS OF
                                          PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                         SUBACCOUNTS
                                                          --------------------------------------------------------------------------
                                                                        FLEXIBLE                             CONSERVATIVE
                                                                         MANAGED                               BALANCED
                                                                        PORTFOLIO                             PORTFOLIO
                                                          ------------------------------------  ------------------------------------
                                                              1998         1997        1996         1998         1997        1996
                                                          -----------  -----------  ----------  -----------  -----------  ----------
INVESTMENT INCOME
   Dividend income ...................................... $ 3,885,455  $ 3,045,029  $2,436,249  $ 4,692,358  $ 4,605,400  $3,515,191
                                                          -----------  -----------  ----------  -----------  -----------  ----------

EXPENSES
   Charges to contract owners for assuming
      mortality risk and expense risk [Note 5A] .........   1,056,568      890,696     662,587      987,564      886,214     729,364
                                                          -----------  -----------  ----------  -----------  -----------  ----------
NET INVESTMENT INCOME ...................................   2,828,887    2,154,333   1,773,662    3,704,794    3,719,186   2,785,827
                                                          -----------  -----------  ----------  -----------  -----------  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
   Capital gains distributions received .................  12,475,065   16,205,801   8,045,666    6,729,009   11,137,278   5,586,889
   Realized gain on shares redeemed .....................      27,544      130,940           0       64,871      212,244       3,248
   Net change in unrealized gain (loss) on investments ..  (5,044,498)  (3,235,860)   (782,631)     658,618   (3,623,420)    771,969
                                                          -----------  -----------  ----------  -----------  -----------  ----------

NET GAIN ON INVESTMENTS .................................   7,458,111   13,100,881   7,263,035    7,452,498    7,726,102   6,362,106
                                                          -----------  -----------  ----------  -----------  -----------  ----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS ........................... $10,286,998  $15,255,214  $9,036,697  $11,157,292  $11,445,288  $9,147,933
                                                          ===========  ===========  ==========  ===========  ===========  ==========

                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A6
                                                                 A2

                                                       FINANCIAL STATEMENTS OF
                                          PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                    SUBACCOUNTS
                                                   ---------------------------------------------------------------------------------
                                                                  FLEXIBLE                               CONSERVATIVE
                                                                   MANAGED                                 BALANCED
                                                                  PORTFOLIO                               PORTFOLIO
                                                  ---------------------------------------  -----------------------------------------
                                                      1998          1997         1996          1998         1997            1996
                                                  ------------  ------------  -----------  ------------  ------------    -----------
OPERATIONS
   Net investment income......................... $  2,828,887  $  2,154,333  $ 1,773,662  $  3,704,794  $  3,719,186    $ 2,785,827
   Capital gains distributions received..........   12,475,065    16,205,801    8,045,666     6,729,009    11,137,278      5,586,889
   Realized gain on shares redeemed..............       27,544       130,940            0        64,871       212,244          3,248
   Net change in unrealized gain (loss) on
     investments.................................   (5,044,498)   (3,235,860)    (782,631)      658,618    (3,623,420)       771,969
                                                  ------------  ------------  -----------  ------------  ------------    -----------

NET INCREASE  IN NET ASSETS
   RESULTING FROM OPERATIONS.....................   10,286,998    15,255,214    9,036,697    11,157,292    11,445,288      9,147,933
                                                  ------------  ------------  -----------  ------------  ------------    -----------

NET INCREASE IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7]......................................    5,477,105     6,605,926   16,291,683       166,881       427,926     12,500,355
                                                  ------------  ------------  -----------  ------------  ------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RETAINED IN THE ACCOUNT
   [Note 8]......................................        2,274      (328,229)     302,045         4,262      (322,721)       285,561
                                                  ------------  ------------  -----------  ------------  ------------    -----------

TOTAL INCREASE IN NET ASSETS.....................   15,766,377    21,532,911   25,630,425    11,328,435    11,550,493     21,933,849

NET ASSETS
   Beginning of year.............................  108,868,658    87,335,747   61,705,322   103,858,479    92,307,986     70,374,137
                                                  ------------  ------------  -----------  ------------  ------------    -----------
   End  of year.................................. $124,635,035  $108,868,658  $87,335,747  $115,186,914  $103,858,479    $92,307,986
                                                  ============  ============  ===========  ============  ============    ===========


                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A6
                                                                 A3

                        NOTES TO FINANCIAL STATEMENTS OF
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                                DECEMBER 31, 1998

NOTE 1: GENERAL

        Pruco Life PruVider Variable Appreciable Account (the "Account") was established on July 10, 1992 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are two subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

        Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

        The net asset value per share (rounded) for each portfolio of the Series Fund, the number of shares of each portfolio held by the PruVider Variable Appreciable Life subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                          PORTFOLIOS
                                              --------------------------------

                                                 FLEXIBLE         CONSERVATIVE
                                                 MANAGED            BALANCED
                                              --------------    --------------
        Number of shares:                          7,525,925         7,638,106
        Net asset value per share (rounded):  $        16.56    $        15.08
        Cost:                                 $  130,117,783    $  115,609,228


NOTE 4: CONTRACT OWNER UNIT INFORMATION

        Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1998 were as follows:

                                                        SUBACCOUNTS
                                            ----------------------------------
                                               FLEXIBLE          CONSERVATIVE
                                               MANAGED            BALANCED
                                              PORTFOLIO           PORTFOLIO
                                            ---------------    ---------------
        Contract Owner Units Outstanding         38,041,166         41,876,253
        Unit Value                          $       3.27632    $       2.75065
                                            ---------------    ---------------
        TOTAL CONTRACT OWNER EQUITY         $   124,635,035    $   115,186,914
                                            ===============    ===============


                                       A4

NOTE 5: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

           The mortality risk and expense risk charges at an effective annual rate of 0.90% are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life.

        B. Deferred Sales Charge

           Subsequent to a contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

        C. Partial Withdrawal Charge

           A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a contract.

         D. Cost of Insurance Charges

           Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk.

NOTE 6: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

        The following amounts represent contract owner activity components for the years ended December 31, 1998 and 1997:

                                                                               SUBACCOUNTS
                                                     --------------------------------------------------------------
                                                               FLEXIBLE                        CONSERVATIVE
                                                                MANAGED                          BALANCED
                                                               PORTFOLIO                        PORTFOLIO
                                                    -----------------------------     -----------------------------
                                                        1998              1997            1998              1997
                                                    ------------     ------------     ------------     ------------
        Contract Owner Contributions: ..........    $ 25,870,745     $ 26,737,492     $ 17,110,194     $ 19,001,987
        Policy Loans ...........................      (1,252,962)        (912,970)        (799,965)        (704,562)
        Policy Loan Repayment and
          Interest .............................         542,622          390,085          440,486          350,979
        Surrenders, Withdrawals and
          Death Benefits .......................      (6,436,168)      (6,402,537)      (5,513,621)      (6,555,299)
        Net Transfers From (To) Other
          Subaccounts or Fixed Rate Options ....         489,890          567,479         (443,976)
        Administrative and Other Charges .......     (13,737,022)     (13,773,623)     (10,626,237)     (11,188,850)
                                                    ------------     ------------     ------------     ------------
        Net Increase in Net Assets
          Resulting From Premium Payments
          and Other Operating Transfers ........    $  5,477,105     $  6,605,926     $    166,881     $    427,926
                                                    ============     ============     ============     ============

                                                         A5

NOTE 8: NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

        The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998 Pruco Life no longer maintains a position in the account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

NOTE 9: UNIT ACTIVITY

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                                                     SUBACCOUNTS
                            -----------------------------------------------------------------------------------------

                                             FLEXIBLE                                      CONSERVATIVE
                                             MANAGED                                         BALANCED
                                            PORTFOLIO                                       PORTFOLIO
                            ------------------------------------------      -----------------------------------------
                               1998            1997            1996            1998            1997            1996
                            ----------      ----------      ----------      ----------      ----------      ----------
        Contract Owner
         Contributions:      8,645,893       9,998,784      14,116,349       6,780,289       8,324,436      13,901,187

        Contact Owner
         Redemptions:       (6,905,049)     (7,621,395)     (7,281,505)     (6,713,503)     (8,122,804)     (7,840,673)

NOTE 10: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1998 were as follows:

                                                       PORTFOLIOS
                                           ------------------------------------
                                            FLEXIBLE               CONSERVATIVE
                                             MANAGED                 BALANCED
                                           -----------             ------------
        Purchases .......................  $ 6,416,642             $ 2,311,063
        Sales ...........................  $(1,926,831)            $(3,056,492)


                                       A6

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life PRUvider Variable Appreciable Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Flexible Managed Portfolio and Conservative Balanced Portfolio) of the Pruco Life PRUvider Variable Appreciable Account at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 19, 1999


                                       A7


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                                  1998            1997
                                                                              ------------    ------------
ASSETS
Fixed maturities
    Available for sale, at fair value (amortized cost, 1998: $2,738,654;
         1997: $2,526,554)                                                    $  2,763,926    $  2,563,852
    Held to maturity, at amortized cost (fair value, 1998: $421,845; 1997:
         $350,056)                                                                 410,558         338,848
Equity securities - available for sale, at fair value (cost, 1998: $2,951;           2,847           1,982
1997: $1,289)
Mortgage loans on real estate                                                       17,354          22,787
Policy loans                                                                       766,917         703,955
Short-term investments                                                             240,727         316,355
Other long-term investments                                                          1,047           1,317
                                                                              ------------    ------------
               Total investments                                                 4,203,376       3,949,096
Cash                                                                                89,679          71,358
Deferred policy acquisition costs                                                  861,713         655,242
Accrued investment income                                                           61,114          67,000
Other assets                                                                        65,145          86,692
Separate Account assets                                                         11,531,754       8,022,079
                                                                              ------------    ------------
TOTAL ASSETS                                                                  $ 16,812,781    $ 12,851,467
                                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                               $  2,696,191    $  2,380,460
Future policy benefits and other policyholder liabilities                          534,599         472,460
Cash collateral for loaned securities                                               73,336         143,421
Securities sold under agreement to repurchase                                       49,708              --
Income taxes payable                                                                44,524          71,703
Net deferred income tax liability                                                  148,834         138,483
Payable to affiliate                                                                66,568          70,375
Other liabilities                                                                   55,038         120,260
Separate Account liabilities                                                    11,490,751       7,948,788
                                                                              ------------    ------------
Total liabilities                                                               15,159,549      11,345,950
                                                                              ------------    ------------
Contingencies (See Note 11)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding at
    December 31, 1998 and 1997                                                       2,500           2,500
Paid-in-capital                                                                    439,582         439,582
Retained earnings                                                                1,202,833       1,050,871

Accumulated other comprehensive income
    Net unrealized investment gains                                                  9,902          17,129
    Foreign currency translation adjustments                                        (1,585)         (4,565)
                                                                              ------------    ------------
Accumulated other comprehensive income                                               8,317          12,564
                                                                              ------------    ------------
Total stockholder's equity                                                       1,653,232       1,505,517
                                                                              ------------    ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                     $ 16,812,781    $ 12,851,467
                                                                              ============    ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations
Years Ended December 31, 1998, 1997 and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                    1998                1997                1996
                                                                  ---------           ---------           ---------
REVENUES
Premiums                                                          $  57,467           $  49,496           $  51,525
Policy charges and fee income                                       364,719             330,292             324,976
Net investment income                                               261,430             259,634             247,328
Realized investment gains, net                                       44,841              10,974              10,835
Other income                                                         41,267              33,801              20,818
                                                                  ---------           ---------           ---------

Total revenues                                                      769,724             684,197             655,482
                                                                  ---------           ---------           ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                             186,527             179,419             186,873
Interest credited to policyholders' account balances                118,935             110,815             118,246
General, administrative and other expenses                          228,067             225,721             122,006
                                                                  ---------           ---------           ---------

Total benefits and expenses                                         533,529             515,955             427,125
                                                                  ---------           ---------           ---------

Income from operations before income taxes                          236,195             168,242             228,357
                                                                  ---------           ---------           ---------

Income taxes
   Current                                                           69,768              73,326              60,196
   Deferred                                                          14,465             (11,458)             18,939
                                                                  ---------           ---------           ---------

Total income taxes                                                   84,233              61,868              79,135
                                                                  ---------           ---------           ---------

NET INCOME                                                          151,962             106,374             149,222
                                                                  ---------           ---------           ---------


Other comprehensive income, net of tax:

     Unrealized gains on securities, net of
       reclassification adjustment                                   (7,227)              3,025             (17,952)

     Foreign currency translation adjustments                         2,980              (2,863)               (482)
                                                                  ---------           ---------           ---------

Other comprehensive income                                           (4,247)                162             (18,434)
                                                                  ---------           ---------           ---------

TOTAL COMPREHENSIVE INCOME                                        $ 147,715           $ 106,536           $ 130,788
                                                                  =========           =========           =========

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                                      Accumulated
                                                                                                         other            Total
                                                      Common          Paid-in-         Retained      comprehensive     stockholder's
                                                      stock           capital          earnings         income            equity
                                                   -----------      -----------      -----------     -------------     -------------
Balance, January 1, 1996                           $     2,500      $   439,582      $   795,275      $    30,836       $ 1,268,193

    Net income                                              --               --          149,222               --           149,222

    Change in foreign currency
      translation adjustments                               --               --               --             (482)             (482)

    Change in net unrealized
      investment gains, net of
      reclassification  adjustment                          --               --               --          (17,952)          (17,952)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1996                               2,500          439,582          944,497           12,402         1,398,981

    Net income                                              --               --          106,374               --           106,374

    Change in foreign currency
      translation adjustments                               --               --               --           (2,863)           (2,863)

    Change in net unrealized
      investment gains, net of
      reclassification adjustment                           --               --               --            3,025             3,025
                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1997                               2,500          439,582        1,050,871           12,564         1,505,517

    Net income                                              --               --          151,962               --           151,962

    Change in foreign currency
      translation adjustments                               --               --               --            2,980             2,980

    Change in net unrealized
      investment gains, net  of
      reclassification adjustment                           --               --               --           (7,227)           (7,227)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1998                         $     2,500      $   439,582      $ 1,202,833      $     8,317       $ 1,653,232

                                                   ===========      ===========      ===========      ===========       ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    1998                1997                1996
                                                                                -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   151,962         $   106,374         $   149,222
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                                  (47,230)            (40,783)            (50,286)
     Interest credited to policyholders' account balances                           118,935             110,815             118,246
     Realized investment gains, net                                                 (44,841)            (10,974)            (10,835)
     Amortization and other non-cash items                                           18,611             (31,181)             29,334
     Change in:
         Future policy benefits and other policyholders' liabilities                 62,139              39,683              54,176
         Accrued investment income                                                    5,886              (4,890)             (2,248)
         Separate Accounts                                                           32,288             (13,894)            (38,025)
         Payable to affiliate                                                        (3,807)             20,547              16,519
         Policy loans                                                               (62,962)            (64,173)            (70,509)
         Deferred policy acquisition costs                                         (206,471)            (22,083)            (66,183)
         Income taxes payable                                                       (27,179)             78,894                (816)
         Deferred income tax liability                                               10,351             (10,477)              7,912
         Other, net                                                                 (43,675)             34,577               7,814
                                                                                -----------         -----------         -----------
Cash Flows (Used In) From Operating Activities                                      (35,993)            192,435             144,321
                                                                                -----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                                 5,429,396           2,828,665           3,886,254
               Held to maturity                                                      74,767             138,626             138,127
         Equity securities                                                            4,101               6,939               7,527
         Mortgage loans on real estate                                                5,433              24,925              19,226
         Other long-term investments                                                  1,140               3,276                 288
         Investment real estate                                                          --                  --               4,488
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                                (5,617,208)         (3,141,785)         (4,008,810)
               Held to maturity                                                    (145,919)            (70,532)           (114,494)
         Equity securities                                                           (2,274)             (4,594)             (4,697)
         Other long-term investments                                                   (409)                (51)               (657)
     Cash collateral for loaned securities, net                                     (70,085)            143,421                   -
     Securities sold under agreement to repurchase, net                              49,708                   -                   -
     Short-term investments, net                                                     75,771            (147,030)             58,186
                                                                                -----------         -----------         -----------
Cash Flows Used In Investing Activities                                            (195,579)           (218,140)            (14,562)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                                3,098,721           2,099,600             536,370
          Withdrawals                                                            (2,848,828)         (2,076,303)           (633,798)
                                                                                -----------         -----------         -----------
Cash Flows From (Used in) Financing Activities                                      249,893              23,297             (97,428)
                                                                                -----------         -----------         -----------
     Net increase (decrease) in Cash                                                 18,321              (2,408)             32,331
     Cash, beginning of year                                                         71,358              73,766              41,435
                                                                                -----------         -----------         -----------
CASH, END OF PERIOD                                                             $    89,679         $    71,358         $    73,766
                                                                                ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes paid (received)                                               $    99,810         $    (7,904)        $    61,760
                                                                                ===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


1.   BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program (the Contracts) in all states and territories except the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance Company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997 or 1998 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities. There are approximately 1,620 stock, mutual and other types of insurers in the life insurance business in the United States.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and management's consideration of past results, current trends, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impaired loans are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

Policy loans are carried at unpaid principal balances.

Short-term investments, consists primarily of highly liquid debt instruments purchased with an original maturity of twelve months or less and are carried at amortized cost, which approximates fair value.

Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash  includes  cash  on  hand,   amounts  due  from  banks,  and  money  market
instruments.

Deferred Policy Acquisition Costs

The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

Securities loaned

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially all of the Company's securities loaned are with large brokerage firms.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Sold Under Agreements to Repurchase

Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored and additional collateral is requested, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are
short-term  in  nature  (usually  30  days  or  less).   Securities  loaned  are
collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities

Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition

Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life, individual annuities, and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income." Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments

Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income."

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Income

Other income consists primarily of asset management fees which are received by the Company from Prudential for services Prudential provides to the Prudential Series Fund, an underlying investment option of the Separate Accounts.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps, and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain transactions, including repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of SFAS 125 did not have a material impact on the Company's results of operations, financial position and liquidity.

During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

On January 1, 1999,  the Company  adopted the  American  Institute  of Certified
Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 is not expected to have a material effect on the Company's financial position or results of operations.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

In  October,  1998,  the AICPA  issued  Statement  of  Position  98-7,  "Deposit
Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                                                  1998
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies                         110,294               864               318           110,840

Foreign government bonds                                                87,112             2,003               696            88,419

Corporate securities                                                 2,540,498            30,160             6,897         2,563,761

Mortgage-backed securities                                                 750               156                --               906
                                                                    ----------        ----------        ----------        ----------
Total fixed maturities available for sale                           $2,738,654        $   33,183        $    7,911        $2,763,926
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    2,951        $      168        $      272        $    2,847
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  410,558        $   11,287        $       --        $  421,845
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  410,558        $   11,287        $       --        $  421,845
                                                                    ==========        ==========        ==========        ==========


                                                                                                  1997
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
       U.S. government corporations and agencies                    $  177,691        $    1,231        $       20        $  178,902

  Foreign government bonds                                              83,889             1,118                19            84,988

  Corporate securities                                               2,263,898            36,857             2,017         2,298,738

  Mortgage-backed securities                                             1,076               180                32             1,224
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities available for sale                         $2,526,554        $   39,386        $    2,088        $2,563,852
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    1,289        $      802        $      109        $    1,982
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  338,848        $   11,427        $      219        $  350,056
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  338,848        $   11,427        $      219        $  350,056
                                                                    ==========        ==========        ==========        ==========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1998 are shown below:

                                                     Available for Sale                         Held to Maturity
                                               --------------------------------        ---------------------------------
                                               Amortized         Estimated Fair         Amortized         Estimated Fair
                                                 Cost                Value                Cost                 Value
                                               ---------         --------------        ----------         --------------
                                                       (In Thousands)                          (In Thousands)
Due in one year or less                        $   72,931          $   73,254          $    3,036          $    3,064

Due after one year through five years           1,050,981           1,059,389             193,749             201,136

Due after five years through ten years          1,142,507           1,156,664             155,568             158,801

Due after ten years                               471,485             473,713              58,205              58,844

Mortgage-backed securities                            750                 906                  --                  --
                                               ----------          ----------          ----------          ----------
Total                                          $2,738,654          $2,763,926          $  410,558          $  421,845
                                               ==========          ==========          ==========          ==========


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1998, 1997, and 1996 were $5,327.3 million, $2,796.3 million, and $3,667.1 million, respectively. Gross gains of $46.3 million, $18.6 million, and $22.1 million and gross losses of $14.1 million, $7.9 million, and $17.6 million were realized on those sales during 1998, 1997, and 1996, respectively.

Proceeds from the maturity of fixed maturities available for sale during 1998, 1997, and 1996 were $102.1 million, $32.4 million, and $219.2 million, respectively. During the years ended December 31, 1998, 1997, and 1996, there were no securities classified as held to maturity that were sold.

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $2.8 million, $.1 million and $.1 million for the years 1998, 1997 and 1996, respectively.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency as of December 31, 1998:

                                                              Available for Sale                          Held to Maturity
                                                       ------------------------------          -------------------------------------

                                                        Amortized        Estimated Fair         Amortized        Estimated Fair
                                                          Cost               Value                Cost               Value
                                                       ----------        --------------        ----------        --------------
                                                               (In Thousands)                          (In Thousands)
 NAIC      Standard & Poor's
  1          AAA to AA-                                $1,195,301          $1,211,995          $  180,070          $  186,683
  2          BBB+ to BBB-                               1,254,522           1,263,656             182,298             185,417
  3          BB+ to BB-                                   201,033             204,278              39,346              40,654
  4          B+ to B-                                      59,799              57,695               8,821               9,068
  5          CCC or lower                                  27,552              26,061                  --                  --
  6          In or near default                               447                 241                  23                  23
                                                       ----------          ----------          ----------          ----------
             Total                                     $2,738,654          $2,763,926          $  410,558          $  421,845
                                                       ==========          ==========          ==========          ==========


The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 89% and 94% of the portfolio at December 31, 1998 and 1997, respectively, based on fair value. As of both of those dates, less than 1% of the fixed maturities portfolio was rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed subject to default in the near-term.

The Company continually reviews fixed maturities and identifies potential problem assets which require additional monitoring. The Company defines "problem" fixed maturities as those for which principal and/or interest payments are in default. The Company defines "potential problem" fixed maturities as assets which are believed to present default risk associated with future debt service obligations and therefore require more active management. At December 31, 1998 management identified $264.0 thousand of fixed maturity investments as problem or potential problem. An immaterial amount of problem or potential problem fixed maturities were identified in 1997.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1998 and 1997.


                                            1998                 1997
                                    ------------------   -------------------
                                                (In Thousands)

     Office buildings               $    --        --    $ 4,607        20%

     Retail stores                    7,356        42%     8,090        35%

     Apartment complexes              5,988        35%     6,080        27%

     Industrial buildings             4,010        23%     4,010        18%
                                    ------------------   ------------------
           Net carrying value       $17,354       100%   $22,787       100%
                                    ==================   ==================

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The largest concentration of mortgage loans are in the states of Pennsylvania (35%), Washington (34%), and New Jersey (23%).

Special Deposits

Fixed maturities of $8.6 million and $8.3 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

Other Long-Term Investments

The Company's "Other long-term investments" of $1.0 million and $1.3 million as of December 31, 1998 and 1997, respectively, are comprised of joint ventures and limited parterships. The Company's share of net income from these entities was $.1 million, $2.2 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $ 179,184    $ 161,140    $ 152,445
  Fixed maturities - held to maturity          26,128       26,936       33,419
  Equity securities                                14           76           44
  Mortgage loans on real estate                 1,818        2,585        5,669
  Policy loans                                 40,928       37,398       33,449
  Short-term investments                       23,110       22,011       16,780
  Other                                         6,886       14,920       10,051
                                            ---------    ---------    ---------
  Gross investment income                     278,068      265,066      251,857
       Less:  investment expenses             (16,638)      (5,432)      (4,529)
                                            ---------    ---------    ---------
  Net investment income                     $ 261,430    $ 259,634    $ 247,328
                                            =========    =========    =========


Realized investment gains ,net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $  29,330    $   9,039    $   9,036
  Fixed maturities - held to maturity             487          821           --
  Equity securities                             3,489            8          781
  Mortgage loans on real estate                    --          797        1,677
  Derivative instruments                       12,414           --           --
  Other                                          (879)         309         (659)
                                            ---------    ---------    ---------

  Realized investment gains, net            $  44,841    $  10,974    $  10,835
                                            =========    =========    =========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)


Net Unrealized Investment Gains

Net unrealized investment gains on securities available for sale are included in the Consolidated Statement of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also have been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                 1998            1997            1996
                                                                               --------        --------        --------
                                                                                            (In Thousands)
Net unrealized investment gains, beginning of year                             $ 17,129        $ 14,104        $ 32,056
Changes in net unrealized investment gains attributable to:
  Investments:
    Net unrealized gains on investments arising during the period                14,593          13,880         (20,405)
    Reclassification adjustment for gains included in net income                 22,799           6,680           6,165
                                                                               --------        --------        --------
    Change in net unrealized gains on investments, net of adjustments            (8,206)          7,200         (26,570)
Impact of net unrealized investment gains on:
  Policyholder's account balances                                                (1,063)          1,293          (2,467)
  Deferred policy acquisition costs                                               2,042          (5,468)         11,085
                                                                               --------        --------        --------
Change in net unrealized investment gains                                        (7,227)          3,025         (17,952)
                                                                               --------        --------        --------
Net unrealized investment gains, end of year                                   $  9,902        $ 17,129        $ 14,104
                                                                               ========        ========        ========


Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax (benefit) expense of $(8.2) million, $(7.6) million and $12.1 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $12.8 million, $3.6 million and $3.8 million, respectively.

Policyholder's account balances reported in the above table are net of income tax (benefit) expense of $(.2) million, $.0 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred  policy  acquisition  costs in the above  tables  for the  years  ended
December 31, 1998, 1997 and 1996 are net of income tax (benefit) expense of $(1.1) million, $2.9 million and $(6.2) million, respectively.


4.   POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                                     1998            1997
                                                   --------        --------
                                                        (In Thousands)

              Life insurance                       $506,249        $444,737
              Annuities                              28,350          27,723

                                                   --------        --------
                                                   $534,599        $472,460
                                                   ========        ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


4.   POLICYHOLDERS' LIABILITIES (continued)

Life  insurance  liabilities  include  reserves  for  death  benefits.   Annuity
liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                         Mortality             Interest Rate           Estimation Method
------------------------------    -------------------------     -------------        -----------------------
Life insurance - Domestic         Generally rates               2.5% to 7.5%         Net level premium based
                                  guaranteed in                                      on non-forfeiture
                                  calculating cash                                   interest rate
                                  surrender values

Life insurance - International    Generally rates               6.25% to 6.5%        Net level premium based
                                  guaranteed in                                      on the expected
                                  calculating cash                                   investment return
                                  surrender values

Individual immediate annuities    1983 Individual Annuity       6.25% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience


Policyholders' account balances at December 31, are as follows:


                                                       1998         1997
                                                    ----------   ----------
                                                        (In Thousands)

              Interest-sensitive life contracts     $1,386,829   $1,345,089
              Individual annuities                   1,077,996    1,035,371
              Guaranteed investment contracts          231,366           --
                                                    ----------   ----------
                                                    $2,696,191   $2,380,460
                                                    ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate          Withdrawal / Surrender Charges
---------------------------------         --------------       ----------------------------------
Interest sensitive life contracts         4.0% to 6.5%         Various up to 10 years

Individual annuities                      3.0% to 5.6%         0% to 8% for up to 8 years

Guaranteed investment contracts           5.02% to 6.23%       Subject to market value withdrawal
                                                               provisions for any funds withdrawn
                                                               other than for benefit responsive
                                                               and contractual payments

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


5.   REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statement of Operations for the year ended December 31 are below.


                                              1998        1997        1996
                                            --------    --------    --------
                                                     (In Thousands)

     Direct Premiums                        $ 65,423    $ 51,851    $ 53.776
         Reinsurance assumed                   1,395       1,369       1,128
         Reinsurance ceded - affiliated       (6,532)       (686)       (254)
         Reinsurance ceded - unaffiliated     (2,819)     (3,038)     (3,125)
                                            --------    --------    --------
     Premiums                               $ 57,467    $ 49,496    $ 51,525
                                            ========    ========    ========
     Policyholders' benefits ceded          $ 27,991    $ 25,704    $ 26,796
                                            ========    ========    ========


Reinsurance   recoverables,   included  in  "Other   assets"  in  the  Company's
Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:


                                                         1998        1997
                                                        -------     -------
                                                           (In Thousands)

              Life insurance - affiliated               $ 6,481     $ 2,618
              Other reinsurance - affiliated             21,650      23,243
                                                        -------     -------
                                                        $28,131     $25,861
                                                        =======     =======

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


6.   EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1997 and the projected benefit obligation and related expenses at September 30, 1998 was not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company from Prudential in accordance with the service agreement described in Note 13.


7.   INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)
        Current tax expense (benefit):
           U.S                                $ 67,272    $ 71,989    $ 59,489
           State and local                       2,496       1,337         703
           Foreign                                  --          --           4
                                              --------    --------    --------
           Total                                69,768      73,326      60,196
                                              --------    --------    --------


        Deferred tax expense (benefit):
           U.S                                  14,059     (11,458)     18,413
           State and local                         406          --         526
                                              --------    --------    --------
           Total                                14,465     (11,458)     18,939
                                              --------    --------    --------

         Total income tax expense             $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)

        Expected federal income tax expense   $ 82,668    $ 58,885    $ 79,925
        State and local income taxes             1,886         869         799
        Other                                     (321)      2,114      (1,589)
                                              --------    --------    --------
        Total income tax expense              $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


7.   INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                          1998       1997
                                                        --------   --------
                                                          (In Thousands)
           Deferred tax assets
                Insurance reserves                      $ 93,564   $ 52,144
                                                        --------   --------
                Deferred tax assets                       93,564     52,144
                                                        --------   --------

           Deferred tax liabilities
                Deferred acquisition costs               224,179    167,128
                Net investment gains                      12,241     16,068
                Other                                      5,978      7,431
                                                        --------   --------
                Deferred tax liabilities                 242,398    190,627
                                                        --------   --------

           Net deferred tax liability                   $148,834   $138,483
                                                        ========   ========


Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed examinations of all consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


8.   EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona and New Jersey Departments of Banking and Insurance with net income and equity determined using GAAP.


                                          1998         1997         1996
                                        ---------    ---------    ---------
                                                  (In Thousands)
Statutory net income                    $ (33,097)   $  12,778    $  48,846

Adjustments to reconcile to net
  income on a GAAP basis:
     Statutory income of subsidiaries      18,953       18,553       25,001
     Deferred acquisition costs           202,375       38,003       48,862
     Deferred premium                       2,625        1,144        1,295
     Insurance liabilities                (24,942)      26,517       28,662
     Deferred taxes                       (14,465)      11,458      (18,939)
     Valuation of investments              20,077          506          365
     Other, net                           (19,564)      (2,585)      15,130
                                        ---------    ---------    ---------
GAAP net income                         $ 151,962    $ 106,374    $ 149,222
                                        =========    =========    =========





                                                 1998           1997
                                             -----------    -----------
                                                   (In Thousands)
  Statutory surplus                          $   931,164    $   853,130

  Adjustments to reconcile to equity
    on a GAAP basis:
       Valuation of investments                  117,254         97,787
       Deferred acquisition costs                861,713        655,242
       Deferred premium                          (15,625)       (14,817)
       Insurance liabilities                    (133,811)      (107,525)
       Deferred taxes                           (148,834)      (138,483)
       Other, net                                 41,371        160,183
                                             -----------    -----------
  GAAP stockholder's equity                  $ 1,653,232    $ 1,505,517
                                             ===========    ===========




9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated  using a discounted  cash
flow  model  based  upon  current  U.S.   Treasury  rates  and  historical  loan
repayments.

Policyholders' account balances

Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:

                                                        1998                                   1997
                                          -------------------------------       ---------------------------------
                                            Carrying           Estimated          Carrying            Estimated
                                             Value            Fair Value            Value             Fair Value
                                          -----------         -----------       -------------         -----------
                                                                        (In Thousands)
Financial Assets:
     Fixed maturities:
          Available for sale              $ 2,763,926         $ 2,763,926         $ 2,563,852         $ 2,563,852
          Held to maturity                    410,558             421,845             338,848             350,056
     Equity securities                          2,847               2,847               1,982               1,982
     Mortgage loans                            17,354              19,465              22,787              24,994
     Policy loans                             766,917             806,099             703,955             703,605
     Short-term investments                   240,727             240,727             316,355             316,355
     Cash                                      89,679              89,679              71,358              71,358
     Separate Account assets               11,531,754          11,531,754           8,022,079           8,022,079

Financial Liabilities:
     Policyholders'
        account balances                  $ 2,696,191         $ 2,703,725         $ 2,380,460         $ 2,374,040
     Cash collateral for loaned
        securities                            123,044             123,044             143,421             143,421
     Separate Account liabilities          11,490,751          11,490,751           7,948,788           7,948,788
     Derivatives                                1,723               2,374                 653                 653

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either generate new or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

For futures that meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $40.8 million and $115.7 million at December 31, 1998 and 1997, respectively. The fair value of futures contracts was immaterial at December 31, 1998 and 1997.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1998, and there were no options in 1997.

Currency Derivatives

The Company uses currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Foreign currency translation adjustments". If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

As of December 31, 1998, the notional value of the swaps was $40.5 million with a fair value of ($2.3) million. There were no currency swaps at year end 1997.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. As of December 31, 1998, 47% of notional consisted of interest rate derivatives, 47% of notional consisted of foreign currency derivatives, and 6% of notional consisted of equity derivatives.


11.  CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.


12.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1998, the Company would not be permitted a dividend distribution in 1998.


13.  RELATED PARTY TRANSACTIONS

Service Agreements

Prudential and Pruco Life operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. The net cost of these services allocated to the Company were $269.9 million, $139.5 million and $101.7 million for the years ended December 31, 1998, 1997, and 1996, respectively. These costs are treated in a manner consistent with the Company's policy on deferred acquisition costs.

Prudential and Pruco Life have an agreement with respect to administrative services for the Prudential Series Fund. The Company invests in the various portfolios of the Series Fund through the Separate Accounts. Under this agreement, Prudential pays compensation to Pruco Life in the amount equal to a portion of the gross investment advisory fees paid by the Prudential Series Fund. The Company received from Prudential its allocable share of such compensation in the amount of $40.1 million, $29.4 million and $19.1 million during 1998, 1997 and 1996, respectively, recorded in other income.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1998, 1997, and 1996.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


13.  RELATED PARTY TRANSACTIONS (continued)

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $300 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1998.

                       Report of Independent Accountants
                       ---------------------------------



To the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

PRUVIDER(SM)
VARIABLE APPRECIABLE LIFE(R)
INSURANCE


PRUvider(SM) Variable APPRECIABLE LIFE(R) was issued by Pruco Life Insurance Company, 213 Washington Street, Newark, NJ 07102-2992 and offered through Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777, both subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. PRUvider is a service mark of Prudential. APPRECIABLE LIFE is a registered mark of Prudential.



[LOGO]  PRUDENTIAL


Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 778-2255


SVAL-1 Ed. 5/99 CAT#6469898

                                     PART IB

               INFORMATION IN STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1999

PRUCO LIFE INSURANCE COMPANY
PRUVIDER VARIABLE APPRECIABLE ACCOUNT

PRUVIDER(SM)
VARIABLE
APPRECIABLE
LIFE(R)___________________
INSURANCE CONTRACTS

PROVIDING FOR THE INVESTMENT
OF ASSETS IN THE
INVESTMENT PORTFOLIOS OF

THE PRUDENTIAL SERIES
FUND, INC.

This statement of additional information describes a variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life", "us", or "we") under the name PRUVIDER(SM) Variable APPRECIABLE LIFE(R) Insurance. Pruco Life, a stock life insurance company, is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The death benefit varies daily with investment experience but will never be less than the "face amount" of insurance specified in the Contract. There is no guaranteed minimum cash surrender value.

The assets under these contracts can be invested in one or both of the two available subaccounts of the Pruco Life PRUVIDER Variable Appreciable Account. The assets invested in each subaccount are in turn invested in a corresponding portfolio of The Prudential Series Fund, Inc., a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives to variable contract owners. Each portfolio is, for investment purposes, in effect a separate fund. The two available Series Fund portfolios are the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO. A separate class of capital stock is issued for each portfolio. Shares of the Series Fund are currently sold only to separate accounts of Pruco Life and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts issued by those companies.

The PRUVIDER(SM) Variable APPRECIABLE LIFE(R) Insurance Contract owner may also choose to invest in a FIXED-RATE OPTION which is described in the prospectus of the Pruco Life PRUVIDER Variable Appreciable Account.

                      ------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ WITH THE PROSPECTUS OF THE PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT DATED MAY 1, 1999. THE PROSPECTUS IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE PRUCO LIFE INSURANCE COMPANY, 213 WASHINGTON STREET, NEWARK, NEW JERSEY 07102-2992 OR BY TELEPHONING (800) 437-4016.

                      ------------------------------------


                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255


PRUVIDER is a service mark of Prudential.
APPRECIABLE LIFE is a registered mark of Prudential.
SVAL-1SAI Ed 5-99
Catalog No. 64M086G

                       STATEMENT OF ADDITIONAL INFORMATION
                                    CONTENTS


                                                                            PAGE

MORE DETAILED INFORMATION ABOUT THE CONTRACT...................................1
    SALES LOAD UPON SURRENDER..................................................1
    REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS...........1
    PAYING PREMIUMS BY PAYROLL DEDUCTION.......................................1
    UNISEX PREMIUMS AND BENEFITS...............................................1
    HOW THE DEATH BENEFIT WILL VARY............................................2
    WITHDRAWAL OF EXCESS CASH SURRENDER VALUE..................................2
    TAX TREATMENT OF CONTRACT BENEFITS.........................................3
        TREATMENT AS LIFE INSURANCE............................................3
        PRE-DEATH DISTRIBUTIONS................................................3
        WITHHOLDING............................................................4
        OTHER TAX CONSIDERATIONS...............................................4
        BUSINESS-OWNED LIFE INSURANCE..........................................4
    SALE OF THE CONTRACT AND SALES COMMISSIONS.................................4
    RIDERS.....................................................................5
    OTHER STANDARD CONTRACT PROVISIONS.........................................5
        ASSIGNMENT.............................................................5
        BENEFICIARY............................................................5
        INCONTESTABILITY.......................................................5
        MISSTATEMENT OF AGE OR SEX.............................................5
        SETTLEMENT OPTIONS.....................................................5
        SUICIDE EXCLUSION......................................................5

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS...........................6
    GENERAL....................................................................6
    CONVERTIBLE SECURITIES.....................................................6
    WARRANTS...................................................................6
    FOREIGN SECURITIES.........................................................6
    OPTIONS ON STOCK AND DEBT SECURITIES.......................................7
        OPTIONS ON STOCK.......................................................7
        OPTIONS ON DEBT SECURITIES.............................................8
        RISKS OF TRANSACTIONS IN OPTIONS ON EQUITY AND DEBT SECURITIES.........8
    OPTIONS ON STOCK INDEXES...................................................9
        STOCK INDEX OPTIONS....................................................9
        RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEXES......................9
    OPTIONS ON FOREIGN CURRENCIES.............................................10
        OPTIONS ON FOREIGN CURRENCY...........................................10
        RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCY..................11
    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS........................11
        FUTURES AND OPTIONS ON FUTURES........................................11
        RISKS OF TRANSACTIONS IN FUTURES CONTRACTS............................12
        RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS.................12
    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS...............................12
    INTEREST RATE SWAPS.......................................................13
    LOAN PARTICIPATIONS.......................................................14
    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS............................14
        DESCRIPTION OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS.........14
        RISKS OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS...............14
    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES...............................14
    SHORT SALES...............................................................14
    LOANS OF PORTFOLIO SECURITIES.............................................15
        DESCRIPTION OF SECURITIES LOANS.......................................15
        RISKS ASSOCIATED WITH LENDING SECURITIES..............................15
    ILLIQUID SECURITIES.......................................................15

INVESTMENT RESTRICTIONS.......................................................16

INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS...........................18
    INVESTMENT MANAGEMENT ARRANGEMENTS........................................18
    DISTRIBUTION ARRANGEMENTS.................................................19

OTHER INFORMATION CONCERNING THE FUND.........................................19
    INCORPORATION AND AUTHORIZED STOCK........................................19
    PORTFOLIO TRANSACTIONS AND BROKERAGE......................................20
    TAXATION OF THE FUND......................................................21
    CUSTODIANS................................................................22
    EXPERTS...................................................................22
    LICENSES..................................................................22

DEBT RATINGS..................................................................23

DIRECTORS AND OFFICERS OF PRUCO LIFE AND MANAGEMENT OF THE FUND...............25

FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.......................A1

THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS......................B1

                  MORE DETAILED INFORMATION ABOUT THE CONTRACT

SALES LOAD UPON SURRENDER

Pruco Life assesses a contingent deferred sales load if the Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when that may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract years, the charge will be equal to 50% of the first year's primary annual premium. In the next five Contract years, we reduce that percentage uniformly on a daily basis until it reaches zero on the 10th Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, we deduct a proportionate amount of the charge from the Contract Fund. Surrender of all or part of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 3.

The contingent deferred sales load is also further limited at older issue ages (approximately above age 61) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in the prospectus in item
(a) under MONTHLY DEDUCTIONS FROM CONTRACT FUND.)

The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is a defined amount determined actuarially in accordance with a regulation of the Securities and Exchange Commission ("SEC"). Pruco Life will charge a maximum aggregate sales load (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) that will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then, to the extent of any excess, we will not make the charge.

REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Pruco Life may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Pruco Life believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life on a uniform basis. Pruco Life's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

PAYING PREMIUMS BY PAYROLL DEDUCTION

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Pruco Life monthly. Any Pruco Life representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

UNISEX PREMIUMS AND BENEFITS

The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life may offer the Contract with unisex mortality rates to employers and employee organizations.

HOW THE DEATH BENEFIT WILL VARY

The death benefit will vary with investment experience. The death benefit will be equal to the face amount of insurance plus the amount, if any, by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if: (1) you paid only Scheduled Premiums; (2) you paid the Scheduled Premiums when due; (3) your selected investment options earned a net return at a uniform rate of 4% per year; (4) we deducted full mortality charges based upon the 1980 CSO Table; (5) we deducted the maximum sales load and expense charges; and (6) there was no Contract debt.

The death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to payment of greater than Scheduled Premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, the death benefit will not fall below the initial face amount stated in the Contract. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See Contract Loans in the prospectus. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit.

The Contract Fund could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greatest of (1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund times the attained age factor that applies.

WITHDRAWAL OF EXCESS CASH SURRENDER VALUE

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund Value. (A Table of Tabular Contract Fund Values is included in the Contract; the Values increase with each year the Contract remains inforce.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $200. You may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Pruco Life will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 3. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life representative about how best to meet your needs.

When a withdrawal is made, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value. No surrender charges will be assessed for a withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life treats withdrawals as a return of premium.

TAX TREATMENT OF CONTRACT BENEFITS

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE

The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments.


We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:


     o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     o    the Contract's death benefit will be tax free to your beneficiary.


Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.


PRE-DEATH DISTRIBUTIONS

The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

     o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

     o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

     o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     MODIFIED ENDOWMENT CONTRACTS.

     o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract even though the Contract owner pays only Scheduled Premiums or even less than the Scheduled Premiums. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

     o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

     o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 592, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

     o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE

If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of: (1) no more than 50% of the Scheduled Premiums for the first year: (2) no more than 6% of the Scheduled Premiums for the second through 10th years; and (3) no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in the prospectus under DAILY DEDUCTION FROM THE CONTRACT FUND and item (d) under MONTHLY DEDUCTIONS FROM CONTRACT FUND.

RIDERS

Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract Fund on each Monthly date. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

OTHER STANDARD CONTRACT PROVISIONS

ASSIGNMENT

This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at a Home Office.

BENEFICIARY

As the Contract owner, you designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY

We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

MISSTATEMENT OF AGE OR SEX

If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SETTLEMENT OPTIONS

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, Pruco Life will pay no more under the Contract than the sum of the premiums paid.

                    INVESTMENT OBJECTIVES AND POLICIES OF THE
                                   PORTFOLIOS

GENERAL

The Prudential Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its seventeen separate portfolios, each of which is for investment purposes, in effect a separate fund. Two portfolios, the Conservative Balanced Portfolio and the Flexible Managed Portfolio (the "Portfolios"), are available to PRUVIDER
Contract owners. The Fund Portfolios are managed by The Prudential Insurance Company of America ("Prudential"). See INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS, page 18.

Each of the Portfolios seeks to achieve a different investment objective. Accordingly, each Portfolio can be expected to have different investment results and to be subject to different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general, and with particular reference to debt securities, to changes in the overall level of interest rates.

The investment objectives of the Fund's Portfolios that are available to PRUVIDER Contract owners can be found under the Portfolio's RISK/RETURN SUMMARY in the prospectus.

CONVERTIBLE SECURITIES


The Conservative Balanced and Flexible Managed Portfolios may invest in convertible securities. A convertible security is a debt security - for example, a bond or preferred stock - that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock are senior to a company's common stock but are usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the issuer's common stock but lower than the rate on the issuer's debt obligations. At the same time, they offer - through their conversion mechanism - the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.


WARRANTS

The Conservative Balanced and Flexible Managed Portfolios may invest in warrants on common stocks. A warrant is a right to buy a number of shares of stock at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

FOREIGN SECURITIES

The bond portions of the Conservative Balanced and Flexible Managed Portfolios may each invest up to 20% of their assets in U.S. currency denominated debt securities issued outside the U.S. by foreign or U.S. issuers. The Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or U.S. issuers.


American Depository Receipts ("ADRs") are not considered "foreign securities" for purposes of the percentage limitations set forth in the preceding paragraph. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company. ADRs represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in the over-the-counter (OTC) market. Investment in ADRs has certain advantages over direct investments in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as U.S. issuers.

Foreign securities (including ADRs) involve certain risks, which should be considered carefully by an investor. These risks include political or economic instability in the country of an issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in U.S. currency, the risk of currency fluctuations. Foreign securities may be subject to greater movement in price than U.S. securities and under certain market conditions, may be less liquid than U.S securities. In addition, there may be less publicly available information about a foreign company than a U.S company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriations, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgment against the issuers of such securities.


If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Portfolios that may invest in foreign securities may enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes, including: locking in the U.S. dollar price equivalent of interest or dividends to be paid on such securities which are held by a Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio. A Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio=s securities or other assets denominated in that currency. In addition, the Portfolios may, for hedging purposes, enter into certain transactions involving options on foreign currencies, foreign currency futures contracts and options on foreign currency futures contracts.

OPTIONS ON STOCK AND DEBT SECURITIES

OPTIONS ON STOCK

The Conservative Balanced and Flexible Managed Portfolios may purchase and "write" (that is, sell) put and call options on equity securities that are traded on securities exchanges, listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ), or privately negotiated with broker-dealers (OTC equity options).


A call option is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option.


A put option is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium.

The Portfolios will write only "covered" options on stocks. A call option is covered if:

(1)  the Portfolio owns the security underlying the option;

(2)  the Portfolio has an absolute right to acquire the security immediately;

(3) the Portfolio has a call on the same security that underlies the option which has an exercise price equal to or less than the exercise price of the covered option (or, if the exercise price is greater, the Portfolio sets aside, in a segregated account, liquid assets that are equal to the difference).

A put option is covered if:

(1) the Portfolio sets aside, in a segregated account, liquid assets that are equal to or greater than the exercise price of the option;


(2) the Portfolio holds a put on the same security that underlies the option which has an exercise price equal to or greater than the exercise price of the covered option (or, if the exercise price is less, the Portfolio sets aside, in a segregated account, liquid assets that are equal to the difference).

The Conservative Balanced and Flexible Managed Portfolios can also purchase "protective puts" on equity securities. These are acquired to protect a Portfolio's security from a decline in market value. In a protective put, a Portfolio has the right to sell the underlying security at the exercise price, regardless of how much the underlying security may decline in value. In exchange for this right, the Portfolio pays the put seller a premium.


The Portfolios may use options for both hedging and investment purposes. Neither of the Portfolios intend to use more than 5% of its net assets to acquire call options on stocks. The Portfolios may purchase equity securities that have a put or call option provided by the issuer.

OPTIONS ON DEBT SECURITIES


The Conservative Balanced and Flexible Managed Portfolios may purchase and sell put and call options on debt securities, including U.S. government debt securities, that are traded on a U.S. securities exchange or privately negotiated with primary U.S. government securities dealers that are recognized by the Federal Reserve Bank of New York (OTC debt options). Neither of the Portfolios currently intend to invest more than 5% of its net assets at any one time in call options on debt securities.


Options on debt securities are similar to stock options (see above) except that the option holder has the right to acquire or sell a debt security rather than an equity security.

The Portfolios will write only covered options. Options on debt securities are covered in much the same way as options on equity securities. One exception is in the case of call options on U.S. Treasury Bills. With these options, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value that matches the option contract amount and a maturity date that is no later than the maturity date of the securities underlying the option.


The Portfolios may also write straddles - which are simply combinations of a call and a put written on the same security at the same strike price and maturity date. When a Portfolio writes a straddle, the same security is used to "cover" both the put and the call. If the price of the underlying security is below the strike price of the put, the Portfolio will set aside liquid assets as additional cover equal to the difference. A Portfolio will not use more than 5% of its net assets as cover for straddles.


The Portfolios may also purchase protective puts to try to protect the value of one of the securities it owns against a decline in market value, as well as putable and callable debt securities.

RISKS OF TRANSACTIONS IN OPTIONS ON EQUITY AND DEBT SECURITIES

A Portfolio's use of options on equity or debt securities is subject to certain special risks, in addition to the risk that the market value of the security will move opposite to the Portfolio's option position. An exchange-traded option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate at all times to handle the trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolios will seek to enter into OTC options only with dealers who agree to enter into closing transactions with the Portfolio, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, a Portfolio may be unable to liquidate an OTC option. Prudential monitors the creditworthiness of dealers with whom the Portfolios enter into OTC option transactions under the Board of Directors' general supervision.


OPTIONS ON STOCK INDEXES

STOCK INDEX OPTIONS

The Conservative Balanced and Flexible Managed Portfolios may purchase and sell put and call options on stock indexes that are traded on securities exchanges, listed on NASDAQ or that are privately-negotiated with broker-dealers (OTC options). Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index=s closing price and the option=s exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

A Portfolio will only sell or "write" covered options on stock indexes. A call option is covered if the Portfolio holds stocks at least equal to the value of the index times the multiplier times the number of contracts (the Option Value). When a Portfolio writes a call option on a broadly based stock market index, the Portfolio will set aside cash, cash equivalents or "qualified securities" (defined below). The value of the assets to be segregated cannot be less than 100% of the Option Value as of the time the option is written.


If a Portfolio has written an option on an industry or market segment index, it must set aside at least five "qualified securities," all of which are stocks of issuers in that market segment, with a market value at the time the option is written of not less than 100% of the Option Value. The qualified securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so set aside in the case of broadly based stock market index options or 25% of such amount in the case of options on a market segment index. If at the close of business on any day the market value of the qualified securities falls below 100% of the Option Value as of that date, the Portfolio will set aside an amount in liquid unencumbered assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the option is written - that is, the index=s value is above the strike price the Portfolio will set aside liquid unencumbered assets equal to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount so set aside may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current Option Value. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, the Portfolio will not be subject to the requirement described in this paragraph if it holds a call on the same index as the call written and the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account with its custodian.


A put index option is covered if: (1) the Portfolio sets aside in a segregated account liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account.

RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEXES


A Portfolio's purchase and sale of options on stock indexes has the same risks as stock options described in the previous section. In addition, the distinctive characteristics of options on indexes create special risks. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of the Portfolios to purchase or write options only on stock indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on stock index options are subject to the existence of a liquid secondary market. A Portfolio will not purchase or sell any index option contract unless and until, in the portfolio manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.


There are certain additional risks associated with writing calls on stock indexes. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolios will follow the "cover" procedures described above.


Price movements of a Portfolio's equity securities probably will not correlate precisely with movements in the level of the index. Therefore, in writing a call on a stock index a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In that case, the Portfolio would bear a loss on the call which may not be completely offset by movement in the price of the Portfolio's equity securities. It is also possible that the index may rise when the Portfolio's securities do not rise in value. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its securities and might also experience a loss in its securities. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a Portfolio has written a stock index call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, a Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indexes than with stock options. For example, even if an index call which a Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indexes. If a Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OPTIONS ON FOREIGN CURRENCIES

OPTIONS ON FOREIGN CURRENCY

The Conservative Balanced and Flexible Managed Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies are employed (see below). Options on foreign currencies are similar to options on stocks, except that the option holder has the right to take or make delivery of a specified amount of foreign currency rather than stock.

A Portfolio may purchase and write options to hedge its securities denominated in foreign currencies. If the U.S. dollar increases in value relative to a foreign currency in which the Portfolio's securities are denominated, the value of those securities will decline as well. To hedge against a decline of a foreign currency a Portfolio may purchase put options on that foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, at least in part, the decline in the value of the Portfolio's holdings denominated in that foreign currency. Alternatively, a Portfolio may write a call option on a foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the Portfolio's securities denominated in that foreign currency would be offset in part by the premium the Portfolio received for the option.

If, on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in the foreign currency in which it is denominated, the Portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of adverse movements of the exchange rates. Alternatively, the Portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCY

A Portfolio's successful use of currency exchange options on foreign currencies depends upon the portfolio manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. If the currency exchange rate does not change, the Portfolio's net income would be less than if the Portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between the movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. A Portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the Portfolio to close out an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES AND OPTIONS ON FUTURES

The Conservative Balanced and Flexible Managed Portfolio may purchase and sell stock index futures contracts. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.


The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on interest-bearing securities or interest rate indexes, and purchase and sell futures contracts on foreign currencies.

When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day.

The Portfolios may purchase or sell futures contracts without limit for hedging purposes. This would be the case, for example, if a portfolio manager is using a futures contract to reduce the risk of a particular position on a security. The Portfolios can also purchase or sell futures contract for non-hedging purposes provided the initial margins and premiums associated with the contracts do not exceed 5% of the fair market value of the Portfolio's assets, taking into account unrealized profits or unrealized losses on any such futures. This would be the case if a portfolio manager uses futures for investment purposes, to increase income or to adjust the Portfolio's asset mix.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

There are several risks associated with a Portfolio's use of futures contracts. When used for investment purposes (that is, non-hedging purposes), successful use of futures contracts, like successful investment in securities, depends on the ability of the portfolio manager to predict correctly movements in the relevant markets, interest rates and/or currency exchange rates. When used for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indexes, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in volatility, a Portfolio could purchase or sell futures contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. Other risks apply to use for both hedging and investment purposes. Temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a Portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time.

The hours of trading of futures contracts may not conform to the hours during which a Portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.

RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indexes, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Portfolio.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


The Conservative Balanced and Flexible Managed Portfolios may enter into foreign currency exchange contracts to protect the value of their foreign holdings against future changes in the level of currency exchange rates. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when a portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the Portfolios will thereby be served.

The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.


It is impossible to forecast with absolute precision the market value of a particular security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.


If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


The Portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

INTEREST RATE SWAPS

The fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps subject to the limitations set forth in the prospectus.


Interest rate swaps, in their most basic form, involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest. For example, a Portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same B to increase or decrease a Portfolio's exposure to long or short-term interest rates. For example, a Portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.

The use of swap agreements is subject to certain risks. As with options and futures, if the portfolio manager's prediction of interest rate movements is incorrect, the Portfolio's total return will be less than if the Portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Each Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

LOAN PARTICIPATIONS

The Conservative Balanced and Flexible Managed Portfolios may invest in fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolios will generally invest in loans in the form of "loan participations." In the typical loan participation, the Portfolio will have a contractual relationship with the lender but not the borrower. This means that the Portfolio will not have any right to enforce the borrower=s compliance with the terms of the loan and may not benefit directly from any collateral supporting the loan. As a result, the Portfolio will assume the credit risk of both the borrower and the lender. In the event of the lender=s insolvency, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

DESCRIPTION OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS


The fixed portions of the Conservative Balanced and Flexible Managed Portfolios may use up to 30% of their net assets for reverse repurchase agreements.


In a reverse repurchase transaction, a Portfolio sells one of its securities and agrees to repurchase the same security at a set price on a specified date. During the time the security is held by the other party, the Portfolio will often continue to receive principal and interest payments on the security. The terms of the reverse repurchase agreement reflect a rate of interest for use of the money received by the Portfolio and thus, is similar to borrowing.


Dollar rolls involve the sale by the Portfolio of one of its securities for delivery in the current month and a contract to repurchase substantially similar securities (for example, with the same coupon) from the other party on a specified date in the future at a specified amount. During the roll period, a Portfolio does not receive any principal or interest earned on the security. The Portfolio realizes a profit to the extent the current sale price is more than the price specified for the future purchase, plus any interest earned on the cash paid to the Portfolio on the initial sale.


A "covered roll" is a specific type of dollar roll where there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


A Portfolio participating in reverse repurchase or dollar roll transactions will set aside liquid assets in a segregated account, which equal in value the Portfolio's obligations under the reverse repurchase agreement or dollar roll, respectively.


RISKS OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. If the other party in a reverse purchase or dollar roll transaction becomes insolvent, a Portfolio=s use of the proceeds of the agreement may be restricted pending a determination by a third party of whether to enforce the Portfolio=s obligation to repurchase.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Conservative Balanced and Flexible Managed Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. This means that the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater to such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

SHORT SALES

The Conservative Balanced and Flexible Managed Portfolios may enter into short sales. In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of those securities. To complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security it borrowed by purchasing it at the market price at the time of replacement. The price at that time may be more or less than the price at which the Portfolio sold it. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a fee which would increase the cost of the security sold.

Until a Portfolio replaces a borrowed security used in a short sale, it will set aside liquid assets in a segregated account equal to the current market value of the security sold short or otherwise cover the short position. No more than 25% of any Portfolio=s net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.


A Portfolio incurs a loss in a short sale if the price of the security increases between the date of the short sale and the date the Portfolio replaces the borrowed security. On the other hand, a Portfolio will realize gain if the security=s price decreases between the date of the short sale and the date the security is replaced.

LOANS OF PORTFOLIO SECURITIES

DESCRIPTION OF SECURITIES LOANS


The Portfolios may lend the securities they hold to broker-dealers, qualified banks and certain institutional investors. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Portfolio will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Portfolio a security identical to the loaned security. The Portfolio will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.


RISKS ASSOCIATED WITH LENDING SECURITIES

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but the Portfolio would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it.
However, this risk can be decreased by the careful selection of borrowers and securities to be lent.

Neither of the Portfolios will lend securities to entities affiliated with Prudential.

ILLIQUID SECURITIES

Each Portfolio may hold up to 15% of its net assets in illiquid securities. Securities are "illiquid" if they cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has them valued. Repurchase agreements with a maturity of greater than seven days are considered illiquid.


The Portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. These securities will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the investment adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the investment adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposes of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO; (if the security is unrated, the investment adviser must determine that the security is of equivalent quality); and (3) the investment adviser must consider the trading market for the specific security, taking into account all relevant factors. The investment adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test continues to be satisfied.

                             INVESTMENT RESTRICTIONS


Set forth below are certain investment restrictions applicable to the Portfolios. Restrictions 1, 3, 5, and 8 through 11 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 4, 6, 7, and 12 are not fundamental and may be --- changed by the Board of Directors without shareholder approval.


Neither of the Portfolios available to PRUVIDER Contract owners will:

1. Buy or sell real estate and mortgages, although the Portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Portfolios may purchase and sell interest rate futures contracts and related options; and the Portfolios may purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.

2. Except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

3. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.

4. Make short sales of securities or maintain a short position, except that the Portfolios may sell securities short up to 25% of their net assets and may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

5. Purchase securities on margin or otherwise borrow money or issue senior securities, except that the fixed income portions of the Portfolios may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the money market portion of any Portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Portfolios may purchase securities on a when-issued or a delayed delivery basis; and except that the Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any Portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the Portfolio=s total assets (including the amount owed as a results of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no. 1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangement with respect to the writing of the following options by the Portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin: options on debt securities, equity securities, stock indexes, foreign currencies. Collateral arrangements entered into by the Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.

6. Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the fixed income portions of the Portfolios may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio's obligations with respect to those instruments do not exceed 30% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

7. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

8. Lend money, except that loans of up to 10% of the value of each Portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Portfolio in accordance with its investment objectives and policies.

9. Underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of Portfolio securities and with loans that a Portfolio may make pursuant to item 8 above.

10. Make an investment unless, when considering all its other investments, 75% of the value of a Portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

11. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

12. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.


Consistent with item 5 above, the Fund has entered into a joint $1 billion revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on March 13, 1999, is a syndicated arrangement with 12 different major banks.


The investments of the Portfolios are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, each Portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:

1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2. The stock of a corporation may not be purchased unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.

4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of a Portfolio would be invested in the securities of such corporation.

As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the Portfolios will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Portfolio.


Investment limitations also arise under the insurance laws and regulations of Arizona and may arise under the laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the Portfolios.

Current federal income tax laws require that the assets of each Portfolio be adequately diversified so that Prudential and other insurers with separate accounts which invest in the Fund, as applicable, and not the Contract owners, are considered the owners of assets held in the Accounts for federal income tax purposes. See OTHER INFORMATION - FEDERAL INCOME TAXES in the prospectus. Prudential intends to maintain the assets of each Portfolio pursuant to those diversification requirements.


               INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS


INVESTMENT MANAGEMENT ARRANGEMENTS

Prudential is the investment adviser of the Fund. It is the largest insurance company in the United States. The Fund has entered into an Investment Advisory Agreement with Prudential under which Prudential will, subject to the direction of the Board of Directors of the Fund, be responsible for the management of the Fund, and provide investment advice and related services to each Portfolio. Prudential has entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with Prudential's performance of its obligations under advisory agreements with clients which are registered investment companies. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison") under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. More detailed information about Prudential and its role as investment adviser can be found in HOW THE PORTFOLIOS ARE MANAGED in the prospectus.


Under the Investment Advisory Agreement, Prudential receives an investment management fee as compensation for its services to the Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual Portfolio. For the Conservative Balanced Portfolio, the rate is 0.55%. For the Flexible Managed Portfolio, the rate is 0.60%.

The Investment Advisory Agreement requires Prudential to pay for maintaining any Prudential staff and personnel who perform clerical, accounting, administrative, and similar services for the Fund, other than investor services and any daily Fund accounting services. It also requires Prudential to pay for the equipment, office space and related facilities necessary to perform these services and the fees or salaries of all officers and directors of the Fund who are affiliated persons of Prudential or of any subsidiary of Prudential.


For the  years  ended  1998,  1997  and  1996,  Prudential  received  a total of
$26,224,569,   $25,757,735,   and  $23,052,572,   respectively,   in  investment
management fees for the Conservative Balanced Portfolio and $33,049,940, $31,740,440, and $27,247,674, respectively, for the Flexible Managed Portfolio.

Each Fund Portfolio pays all other expenses incurred in its individual operation and also pays a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, interest, certain taxes, charges of the custodian and transfer agent, and other expenses attributable to a particular Portfolio. Expenses that will be allocated among all Fund
Portfolios include legal expenses, state franchise taxes, auditing services, costs of printing proxies, prospectuses and statements of additional information, costs of stock certificates, SEC fees, accounting costs, the fees and expenses of directors of the Fund who are not affiliated persons of Prudential or any subsidiary of Prudential, and other expenses properly payable by the entire Fund. If the Fund is sued, litigation costs may be directly applicable to one or more Portfolio or allocated on the basis of the size of the respective Portfolios, depending upon the nature of the lawsuit.
The Fund's Board of Directors has determined that this is an appropriate method of allocating expenses.

Under the Investment Advisory Agreement, Prudential has agreed to refund to a Portfolio the portion of the investment management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses of that Portfolio (excluding interest, taxes, and brokerage fees and commissions but including investment management fees) exceeds 0.75% of the Portfolio's average daily net assets.

The Investment Advisory Agreement with Prudential was most recently approved by the Fund's Board of Directors, including a majority of the Directors who are not interested persons of Prudential, on May 28, 1998 with respect to all Portfolios. The Investment Advisory Agreement was most recently approved by the shareholders in accordance with instructions from Contract owners at their 1989 annual meeting with respect to the Portfolios. The Investment Advisory Agreement will continue in effect if approved annually by: (1) a majority of the non-interested persons of the Fund's Board of Directors; and (2) by a majority of the entire Board of Directors or by a majority vote of the shareholders of each Portfolio. The required shareholder approval of the Agreements shall be effective with respect to any Portfolio if a majority of the voting shares of that Portfolio vote to approve the Agreements, even if the Agreements are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The Agreements provide that they may not be assigned by Prudential and that they may be terminated upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders. Prudential may terminate the Agreements upon 90 days' notice.

The Service Agreement between Prudential and PIC was most recently ratified by shareholders of the Fund at their 1989 annual meeting with respect to the Portfolios. The Service Agreement between Prudential and PIC will continue in effect as to the Fund for a period of more than 2 years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Agreement between Prudential and the Fund. The Service Agreement may be terminated by either party upon not less than 30 days prior written notice to the other party, will terminate automatically in the event of its assignment, and will terminate automatically as to the Fund in the event of the assignment or termination of the Investment Advisory Agreement between Prudential and the Fund. Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Agreement.

Prudential also serves as the investment adviser to several other investment companies. When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment adviser, Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment adviser have different investment objectives and positions, Prudential may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.


Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit the conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.


DISTRIBUTION ARRANGEMENTS

Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS= principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Fund has two classes. Class I shares are sold to separate accounts of Prudential and its affiliates. Class II shares are not available under the Contract described in this SAI.

                      OTHER INFORMATION CONCERNING THE FUND

INCORPORATION AND AUTHORIZED STOCK

The Fund was incorporated under Maryland law on November 15, 1982. As of the date of this SAI, the shares of capital stock are divided into thirty-four classes: Conservative Balanced Portfolio Capital Stock - Class I, Conservative

Balanced Portfolio Capital Stock - Class II, Diversified Bond Portfolio Capital Stock - Class I, Diversified Bond Portfolio Capital Stock - Class II, Diversified Conservative Growth Portfolio Capital Stock - Class I, Diversified Conservative Growth Portfolio Capital Stock - Class II, Equity Portfolio Capital Stock - Class I, Equity Portfolio Capital Stock - Class II, Equity Income Portfolio Capital Stock - Class I, Equity Income Portfolio Capital Stock - Class II, Flexible Managed Portfolio Capital Stock - Class I, Flexible Managed Portfolio Capital Stock - Class II, Global Portfolio Capital Stock - Class I, Global Portfolio Capital Stock - Class II, Government Income Portfolio Capital Stock - Class I, Government Income Portfolio Capital Stock - Class II, High Yield Bond Portfolio Capital Stock - Class I, High Yield Bond Portfolio Capital Stock - Class II, Money Market Portfolio Capital Stock - Class I, Money Market Portfolio Capital Stock - Class II, Natural Resources Portfolio Capital Stock - Class I, Natural Resources Portfolio Capital Stock - Class II, Prudential
Jennison Portfolio Capital Stock - Class I, Prudential Jennison Portfolio Capital Stock - Class II, Small Capitalization Stock Portfolio Capital Stock - Class I, Small Capitalization Stock Portfolio Capital Stock - Class II, Stock Index Portfolio Capital Stock - Class I, Stock Index Portfolio Capital Stock - Class II, 20/20 Focus Portfolio Capital Stock - Class I, 20/20 Focus Portfolio Capital Stock - Class II, Zero Coupon Bond 2000 Portfolio Capital Stock - Class I, Zero Coupon Bond 2000 Portfolio Capital Stock - Class II, Zero Coupon Bond 2005 Portfolio Capital Stock - Class I and Zero Coupon Bond 2005 Portfolio Capital Stock - Class II.

Each class of shares of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that: (1) Class II shares are subject to distribution and administration fees whereas Class I shares are not; (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differ from the interests of any class; and (3) each class is offered to a limited group of investors.


The shares of each class, when issued, will be fully paid and non-assessable, will have no conversion, or similar rights, and will be freely transferable. Each share of each class is equal as to earnings, assets and voting privileges. Class II bears the expenses related to the distribution of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio=s assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders are likely to be lower than to Class I shareholders, whose shares are not subject to any distribution or administration fees.


From time to time, Prudential has purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Prudential, as the Portfolio=s investment adviser, is responsible for decisions to buy and sell securities, options on securities and indexes, and futures and related options for the Fund. Prudential is also responsible for the selection of brokers, dealers, and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of Prudential (APSI@).

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal. Thus, it will not deal with PSI if execution involves PSI's acting as principal with respect to any part of the Fund's order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which PSI, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Fund, Prudential's overriding objective is to obtain the best possible combination of price and execution. Prudential seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that Prudential may consider in selecting a particular broker, dealer or futures commission merchant firms are: Prudential's knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; Prudential's knowledge of the financial stability of the firms; Prudential's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When Prudential selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of Prudential's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.


PSI may act as a securities broker or futures commission merchant for the Fund. In order for PSI to effect any transactions for the Portfolios, the commissions received by PSI must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow PSI to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and PSI. Rule 11a2-2(T) provides that PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with PSI are also subject to such fiduciary standards as may be imposed by applicable law.


For the years 1998, 1997, and 1996, the Conservative Balanced Portfolio paid $1,320,049, $3,338,897, and $2,192,303, respectively, in brokerage commissions and the Flexible Managed Portfolio paid $2,176,922, $6,544,428, and $5,760,972, respectively, in brokerage commissions. Of those amounts, for 1998, 1997, and 1996, the Conservative Balanced Portfolio paid $32,490, $256,752, and $120,976, respectively, to Prudential Securities Incorporated, and the Flexible Managed Portfolio paid $103,021, $428,008, and $582,317, respectively, to Prudential Securities Incorporated. For 1998, the percentage of commissions paid to Prudential Securities Incorporated was 2.46% for the Conservative Balanced Portfolio and 4.73% for the Flexible Managed Portfolio. For 1998, the percentage of the aggregate dollar amount of transactions effected through Prudential Securities Incorporated was 0.79% for the Conservative Balanced Portfolio and 1.53% for the Flexible Managed Portfolio.

TAXATION OF THE FUND

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Code of 1986, as amended (the "Code"). The Fund generally will not be subject to federal income tax to the extent it distributes to shareholders its net investment income and net capital gains in the manner required by the Code. There is a 4% excise tax on the undistributed income of a regulated investment company if that company fails to distribute the required percentage of its net investment income and net capital gains. The Fund intends to employ practices that will eliminate or minimize this excise tax.

Federal tax law requires that the assets underlying variable contracts, including the Fund, meet certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S.
will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.

Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the return on those securities.

This is a general and brief summary of the tax laws and regulations applicable to the Fund. The law and regulations may change. You should consult a tax adviser for complete information and advice.


CUSTODIANS

Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105-1716, is the custodian of the assets held by the Portfolios. IFTC is also the custodian of the assets held in connection with repurchase agreements entered into by the Portfolios, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these Portfolios. IFTC employs subcustodians, who were approved in accordance with regulations of the SEC, for the purpose of providing custodial service for the Fund's foreign assets held outside the United States.

EXPERTS


The financial statements included in this statement of additional information and the FINANCIAL HIGHLIGHTS included in the prospectus for each of the three years ended December 31, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their report appearing herein. The Fund is relying on PricewaterhouseCoopers' report which is given on their authority as accounting and auditing experts. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, NY 10036.


LICENSES

As part of the Investment Advisory Agreement, Prudential has granted the Fund a royalty-free, non-exclusive license to use the words "The Prudential" and "Prudential" and its registered service mark of a rock representing the Rock of Gibraltar. However, Prudential may terminate this license if Prudential or a company controlled by it ceases to be the Fund's investment adviser. Prudential may also terminate the license for any other reason upon 60 days' written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Fund of such notice, unless a majority of the outstanding voting securities of the Fund vote to continue the Agreement notwithstanding termination of the license.


The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to
Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of the Fund or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund shares.


S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, the S&P SmallCap 600 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied as to the results to be obtained by the Fund, Contract owners, or any other person or entity from the use of the S&P 500 Index, the S&P SmallCap 600 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, the S&P SmallCap 600 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits, even if notifies of the possibility of such damages.

                                  DEBT RATINGS

Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1" and "Prime-2" commercial paper as follows:


BONDS:

Aaa  --   Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  --    Bonds  which are rated  "Aa" are  judged to be of high  quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A    --   Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  --   Bonds which are rated "Baa" are considered as medium grade obligations
          (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   --   Bonds  which are rated "Ba" are judged to have  speculative  elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    --   Bonds  which are  rated  "B"  generally  lack  characteristics  of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  --   Bonds which are rated "Caa" are of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca   --   Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C    --   Bonds  which are rated "C" are the lowest  rated  class of bonds,  and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER:

o Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--   Leading market positions in well-established industries.

--   High rates of return of funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

o Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Standard & Poor's Ratings Services describes its grades of corporate debt securities and its "A" commercial paper as follows:

BONDS:

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-B-CCC-CC-C

          Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER:

          Commercial paper rated A by Standard & Poor's Ratings Services has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                    DIRECTORS AND OFFICERS OF PRUCO LIFE AND
                             MANAGEMENT OF THE FUND

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past five years, are shown below.
                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR. -- Senior Vice President and Chief Actuary, Prudential Individual Insurance Group since 1997; 1995 to 1997:
President of Prudential Select; Prior to 1995: Chief Operating Officer of Prudential Select.

WILLIAM M. BETHKE, DIRECTOR. -- Chief Investment Officer since 1997; Prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, DIRECTOR. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; Prior to 1995:
President, Prudential Select.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; Prior to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services.

I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, Prudential International Insurance.

KIYOFUMI SAKAGUCHI, DIRECTOR. -- President, Prudential International Insurance Group since 1995; Prior to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Co., Ltd.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER. -- Vice President and Treasurer of Prudential since 1995; Prior to 1995: Managing Director and Assistant Treasurer of Prudential.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT.-- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive  Officer of Chase  Manhattan Bank;  Prior to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER AND SECRETARY.-- Chief Counsel, Variable Products, Law Department of Prudential since 1995; Prior to 1995: Associate General Counsel with Paine Webber.

FRANK P. MARINO, SENIOR VICE PRESIDENT. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

EDWARD A. MINOGUE, SENIOR VICE PRESIDENT. -- Vice President, Annuity Services, Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch.

HIROSHI NAKAJIMA, SENIOR VICE PRESIDENT. -- President & Chief Executive Officer, Pruco Life Insurance Company, Taiwan Branch since 1997; Prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd.

IMANTS SAKSONS, SENIOR VICE PRESIDENT. -- Vice President, Compliance, Prudential Individual Financial Services since 1998; Prior to 1998: Vice President, Market Conduct, U.S. Operations, Manulife Financial.

SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY. -- Vice President and Associate Actuary, Prudential.

DENNIS G. SULLIVAN, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER. -- Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998, Vice President and Controller, ContiFinancial Corporation; Prior to 1997, Director, Saloman Brothers.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                             MANAGEMENT OF THE FUND

The names of all directors and major officers of the Fund and the principal occupation of each during the last five years are shown below. Unless otherwise stated, the address of each director and officer is 751 Broad Street , Newark, New Jersey 07102-3777.

                             DIRECTORS OF THE FUND

E. MICHAEL CAULFIELD*, 52, DIRECTOR AND PRESIDENT-- Executive Vice President, Prudential Financial Management since 1998; 1995 to 1998: Chief Executive Officer of Prudential Investments; 1995: Chief Executive Officer, Prudential Preferred Financial Services; prior to 1995: President, Prudential Preferred Financial Services.

SAUL K. FENSTER, 66,  DIRECTOR--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King, Jr. Boulevard, Newark, New Jersey 07102.

W. SCOTT McDONALD, JR., 62, DIRECTOR--Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995:
Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, 75, DIRECTOR--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

                         OFFICERS WHO ARE NOT DIRECTORS

CAREN A. CUNNINGHAM, Secretary--Assistant General Counsel of Prudential Investments Fund Management, LLC ("PIFM") Inc. since 1997; prior to 1997: Vice President and Associate General Counsel of Smith Barney Mutual Fund Management Inc.

GRACE C. TORRES, TREASURER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER--First Vice President of PIFM since 1996; prior to 1996: First Vice President of Prudential Securities Inc.

STEPHEN M. UNGERMAN, ASSISTANT TREASURER--Vice President and Tax Director of Prudential Investments since 1996; prior to 1996: First Vice President of Prudential Mutual Fund Management, Inc.

--------
* This member of the Board is an interested person of Prudential, its affiliates or the Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and Prudential, must be approved by a majority of the members of the Board who are not interested persons of Prudential, its affiliates or the Fund. Mr. Caulfield, one of the four members of the Board, is an interested person of Prudential and the Fund, as that term is defined in the 1940 Act, because he is an officer and/or affiliated person of Prudential, the investment advisor to the Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates or the Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

No director or officer of the Fund who is also an officer, director or employee of Prudential or its affiliates is entitled to any remuneration from the Fund for services as one of its directors or officers. A single annual retainer fee of $35,000 is paid to each of the directors who is not an interested person of the Fund for services rendered to five different Prudential mutual funds, including this Fund. (The amount paid in respect of each fund is determined on the basis of the funds' relative average net assets.) The directors who are not interested persons of the Fund are also reimbursed for all expenses incurred in connection with attendance at meetings.

The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with Prudential for the fiscal year ended December 31, 1998 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential for the calendar year ended December 31, 1998. Below are listed all Directors who have served the Fund during its most recent fiscal year.

                               COMPENSATION TABLE

                                                                   PENSION OR
                                        AGGREGATE               RETIREMENT BENEFITS      ESTIMATED ANNUAL       TOTAL COMPENSATION
                                    COMPENSATION FROM           ACCRUED AS PART OF         BENEFITS UPON    RELATED TO FUNDS MANAGED
NAME AND POSITION                          FUND                   FUND EXPENSES              RETIREMENT          BY PRUDENTIAL (**)
-----------------                   -----------------           -------------------      ----------------   -----------------------

E. Michael Caulfield*                                                  --                        --
Saul K. Fenster                           $14,000                     None                       N/A             $27,200 (5/19)
W. Scott McDonald                         $14,400                     None                       N/A             $27,200 (5/19)
Joseph Weber                              $14,400                     None                       N/A             $27,200 (5/19)


* Directors who are "interested" do not receive compensation from Prudential (including the Fund).

** Indicates number of funds and portfolios(including the Fund) to which aggregate compensation relates.


As of April 1, 1999, the Directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund capital stock.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $4,496,058,447)..........................  $4,762,474,785
    Cash.......................................         845,314
    Interest and dividends receivable..........      42,070,945
    Receivable for investments sold............         324,115
    Due from broker -- variation margin........          85,990
    Receivable for capital stock sold..........         263,037
                                                 --------------
      Total Assets.............................   4,806,064,186
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       6,472,779
    Payable for capital stock repurchased......       1,730,453
    Payable for investments purchased..........       1,518,060
    Accrued expenses...........................         383,124
                                                 --------------
      Total Liabilities........................      10,104,416
                                                 --------------
  NET ASSETS...................................  $4,795,959,770
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,181,043
      Paid-in capital, in excess of par........   4,507,920,747
                                                 --------------
                                                  4,511,101,790
    Accumulated net realized gains on
      investments..............................      15,961,929
    Net unrealized appreciation on
      investments..............................     268,896,051
                                                 --------------
    Net assets, December 31, 1998..............  $4,795,959,770
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 318,104,322 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        15.08
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $227,089 foreign
      withholding tax).........................  $    24,862,659
    Interest...................................      202,415,229
                                                 ---------------
                                                     227,277,888
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       26,224,569
    Shareholders' reports......................          335,000
    Accounting fees............................          270,000
    Custodian expense..........................          210,000
    Audit fees.................................           45,000
    Legal fees.................................            4,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           22,800
                                                 ---------------
      Total expenses...........................       27,114,369
    Less: Custodian fee credit.................          (37,735)
                                                 ---------------
      Net expenses.............................       27,076,634
                                                 ---------------
  NET INVESTMENT INCOME........................      200,201,254
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      252,074,816
      Futures contracts........................       11,004,301
                                                 ---------------
                                                     263,079,117
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       62,217,963
      Futures contracts........................        4,254,938
                                                 ---------------
                                                      66,472,901
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      329,552,018
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   529,753,272
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    200,201,254     $   209,904,550
    Net realized gain on investments.......................................................        263,079,117         525,175,186
    Net change in unrealized appreciation (depreciation) on investments....................         66,472,901        (148,830,270)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        529,753,272         586,249,466
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (201,150,300)       (209,004,256)
    Distributions from net realized capital gains..........................................       (284,059,981)       (518,358,296)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (485,210,281)       (727,362,552)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,155,780 and 4,585,160 shares, respectively]......................         64,306,807          74,015,405
    Capital stock issued in reinvestment of dividends and distributions [32,017,520 and
     47,801,252 shares, respectively]......................................................        485,210,281         727,362,552
    Capital stock repurchased [(34,980,138) and (24,112,955) shares, respectively].........       (542,332,348)       (394,841,365)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          7,184,740         406,536,592
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         51,727,731         265,423,506
  NET ASSETS:
    Beginning of year......................................................................      4,744,232,039       4,478,808,533
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  4,795,959,770     $ 4,744,232,039
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $             --     $       949,046
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $5,149,958,034)..........................  $5,386,550,009
    Cash.......................................           1,341
    Interest and dividends receivable..........      33,290,998
    Due from broker -- variation margin........         809,059
    Receivable for investments sold............         619,824
    Receivable for capital stock sold..........         232,095
                                                 --------------
      Total Assets.............................   5,421,503,326
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       7,882,895
    Payable for capital stock repurchased......       1,607,590
    Payable for investments purchased..........       1,595,867
    Accrued expenses...........................         435,586
                                                 --------------
      Total Liabilities........................      11,521,938
                                                 --------------
  NET ASSETS...................................  $5,409,981,388
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,267,182
      Paid-in capital, in excess of par........   5,110,844,004
                                                 --------------
                                                  5,114,111,186
    Undistributed net investment income........         170,556
    Accumulated net realized gains on
      investments..............................      43,985,733
    Net unrealized appreciation on
      investments..............................     251,713,913
                                                 --------------
    Net assets, December 31, 1998..............  $5,409,981,388
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 326,718,180 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        16.56
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $614,599 foreign
      withholding tax).........................  $    41,517,034
    Interest...................................      170,024,349
                                                 ---------------
                                                     211,541,383
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       33,049,940
    Shareholders' reports......................          415,000
    Accounting fees............................          242,000
    Custodian expense..........................          234,000
    Audit fees and expenses....................           57,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           26,800
                                                 ---------------
      Total expenses...........................       34,027,740
    Less: custodian fee credit.................          (74,445)
                                                 ---------------
      Net expenses.............................       33,953,295
                                                 ---------------
  NET INVESTMENT INCOME........................      177,588,088
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      471,749,472
      Futures contracts........................       42,134,442
                                                 ---------------
                                                     513,883,914
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (183,829,519)
      Futures contracts........................       16,684,360
                                                 ---------------
                                                    (167,145,159)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      346,738,755
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   524,326,843
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    177,588,088     $   160,063,955
    Net realized gain on investments.......................................................        513,883,914         867,691,914
    Net change in unrealized appreciation on investments...................................       (167,145,159)       (163,603,096)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        524,326,843         864,152,773
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (178,186,396)       (159,343,911)
    Distributions from net realized capital gains..........................................       (552,345,875)       (823,214,223)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (730,532,271)       (982,558,134)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,188,120 and 4,859,580 shares, respectively]......................         74,668,669          92,765,042
    Capital stock issued in reinvestment of dividends and distributions [43,615,212 and
     56,453,647 shares, respectively]......................................................        730,532,271         982,558,134
    Capital stock repurchased [(38,796,213) and (18,791,325) shares, respectively].........       (679,156,218)       (363,698,408)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        126,044,722         711,624,768
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................        (80,160,706)        593,219,407
  NET ASSETS:
    Beginning of year......................................................................      5,490,142,094       4,896,922,687
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $  5,409,981,388     $ 5,490,142,094
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $        170,556     $       768,864
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                        CONSERVATIVE BALANCED PORTFOLIO
December 31, 1998

LONG-TERM INVESTMENTS -- 94.3%

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS -- 54.9%                                      (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AEROSPACE -- 1.3%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  16,400  $   16,543,992
    6.00%, 12/15/10...............................      Baa1         20,000      20,000,000
    6.40%, 12/15/18...............................      Baa1         25,000      24,812,500
                                                                             --------------
                                                                                 61,356,492
                                                                             --------------
AIRLINES -- 3.3%
  Continental Airlines, Inc.,
    8.00%, 12/15/05...............................      Ba2           5,000       4,940,500
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      25,019,000
    10.375%, 02/01/11.............................      Ba1          37,905      48,392,555
  United Airlines, Inc.,
    10.67%, 05/01/04..............................      Baa3         46,865      55,450,668
    11.21%, 05/01/14..............................      Baa3         18,433      24,206,216
                                                                             --------------
                                                                                158,008,939
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.7%
  California Infrastructure,
    6.14%, 03/25/02...............................      Aaa           5,500       5,517,930
    6.17%, 03/25/03...............................      Aaa           6,000       6,073,560
    6.28%, 09/25/05...............................      Aaa           7,000       7,167,160
  Standard Credit Card Master Trust,
    5.95%, 10/07/04...............................      Aaa           4,650       4,718,262
  Team Financing Corp.,
    7.35%, 05/15/03...............................      Aa2          11,000      11,304,219
                                                                             --------------
                                                                                 34,781,131
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 3.3%
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           7,200       7,250,256
  Bayerische Landesbank Girozentrale,
    5.875%, 12/01/08..............................      Aaa          22,000      22,492,800
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,007,250
    7.08%, 10/30/01...............................      Baa3         35,100      35,295,507
    7.35%, 06/20/00...............................      Baa3          8,100       8,162,208
    8.125%, 03/01/00..............................      Baa3         13,150      13,341,069
  Citigroup,
    6.375%, 11/15/08..............................       A1          17,500      18,094,475
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49...............................      Baa1         10,000      10,147,200
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1          14,000      14,280,000
  Okobank, (Finland),
    6.75%, 09/27/49...............................       A3           6,250       6,243,750
                                                                             --------------
                                                                                160,314,515
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.3%
  Cable & Wire Communications, Inc.,
    6.75%, 12/01/08...............................      Baa1         17,000      17,329,800
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Ba2           5,545       5,881,914

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Ba1       $  12,000  $   12,291,000
    7.375%, 02/15/00..............................      Ba1          40,700      41,585,225
    8.25%, 01/15/03...............................      Baa3          2,000       2,194,800
    9.25%, 04/15/02...............................      Baa3          9,500      10,563,525
    9.875%, 06/15/22..............................      Baa3         12,900      18,288,975
                                                                             --------------
                                                                                108,135,239
                                                                             --------------
COMMERCIAL SERVICES -- 0.8%
  Cendant Corp.,
    7.75%, 12/01/03...............................      Baa1         39,000      39,416,130
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.6%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         14,300      14,151,852
  Qwest Comm,
    7.25%, 11/01/08...............................      Ba1           8,000       8,180,000
  Worldcom Inc,
    6.125%, 08/15/01..............................      Baa2          6,700       6,807,066
                                                                             --------------
                                                                                 29,138,918
                                                                             --------------
CONSULTING -- 2.6%
  Comdisco Inc., M.T.N.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.32%, 11/27/00...............................      Baa1         37,750      37,925,915
    6.375%, 11/30/01..............................      Baa1         21,500      21,593,095
    6.65%, 11/13/01...............................      Baa1         50,000      50,385,000
                                                                             --------------
                                                                                122,372,760
                                                                             --------------
CONSUMER SERVICES -- 0.3%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba3          10,000       8,400,000
    7.60%, 06/01/08...............................      Ba3           3,400       2,686,000
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,588,375
                                                                             --------------
                                                                                 13,674,375
                                                                             --------------
CONTAINERS -- 0.6%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          30,000      30,066,300
    7.50%, 05/15/10...............................      Ba1             800         815,216
                                                                             --------------
                                                                                 30,881,516
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.5%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11(a)............................      Baa2         16,780      16,520,958
  Merck & Co Inc.,
    5.95%, 12/01/28...............................      Aaa          10,000       9,982,500
                                                                             --------------
                                                                                 26,503,458
                                                                             --------------
ELECTRICAL -- 0.3%
  Enersis Sa,
    6.90%, 12/01/06...............................      Baa1         10,000       9,182,000
    7.40%, 12/01/16...............................      Baa1          6,400       5,267,200
                                                                             --------------
                                                                                 14,449,200
                                                                             --------------
FINANCIAL SERVICES -- 13.2%
  Advanta Corp., M.T.N.,
    7.50%, 08/28/00...............................      Ba2          35,000      32,866,400
  Arkwright Corp.,
    9.625%, 08/15/26..............................      Baa3          8,000       9,568,800
  Associates Corp.,
    6.25%, 11/01/08...............................      Aa3          21,000      21,745,920
    6.95%, 11/01/18...............................      Aa3          24,000      25,573,920

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
  AT&T Capital Corp, M.T.N.,
    6.25%, 05/15/01...............................      Baa3      $  35,500  $   35,016,845
    7.50%, 11/15/00...............................      Baa3         47,000      47,575,280
  BCH Financial Services
    5.72%, 04/28/05...............................       A3          10,000       9,933,200
  Bear Stearns & Co,
    6.50%, 07/05/00...............................       A2          20,000      20,203,400
  Conseco Inc.,
    6.80%, 06/15/05...............................      Baa3         13,000      11,801,400
    8.70%, 11/15/26...............................      Ba2          29,813      27,237,594
    8.796%, 04/01/27..............................      Ba2           7,500       6,857,250
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1          31,300      21,910,000
    8.375%, 08/15/03..............................      Ba1          16,085      11,259,500
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,415,117
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3         11,200      11,226,992
    6.95%, 03/01/04...............................      Baa2         17,500      17,663,100
    7.00%, 06/15/00...............................      Baa3         23,000      23,098,210
    7.50%, 06/15/03...............................      Baa3          5,000       5,158,900
  First Industrial, L.P.,
    6.50%, 04/05/11...............................      Baa2          9,000       8,864,730
  General Motors Acceptance Corp., M.T.N.,
    5.95%, 04/20/01...............................       A2          30,300      30,542,400
  Household Finance Corp.,
    6.50%, 11/15/08...............................       A2          72,000      74,520,000
  Lehman Brothers Holdings, Inc.,
    6.33%, 08/01/00...............................      Baa1         17,200      17,317,476
    6.40%, 08/30/00...............................      Baa1         21,700      21,705,425
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,194,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    6.875%, 11/15/18..............................      Aa3          16,900      17,519,385
  Morgan Stanley Dean Witter & Co., M.T.N.,
    5.89%, 03/20/00...............................       A1          20,000      20,140,800
    6.09%, 03/09/11...............................       A1          21,000      21,280,350
  PaineWebber Group, Inc.,
    7.015%, 02/10/04..............................      Baa1          6,000       6,288,840
    7.625%, 10/15/08..............................      Baa1          5,000       5,387,250
  PT Alatief Freeport Financial Co., Sr. Notes,
    (Netherlands),
    9.75%, 04/15/01 (b)/(c).......................      Ba2           8,950       6,444,000
  Salomon, Inc.,
    6.59%, 02/21/01...............................      Baa1          9,750       9,937,200
    6.75%, 02/15/03...............................      Baa1          5,000       5,137,450
    7.25%, 05/01/01...............................      Baa1          8,625       8,933,430
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          26,319      26,369,655
                                                                             --------------
                                                                                632,694,944
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------

FOREST PRODUCTS -- 0.4%
  Fort James Corp.,
    6.234%, 03/15/11..............................      Baa3      $  17,500  $   17,664,675
                                                                             --------------
INDUSTRIAL -- 2.5%
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03..............................      Baa           7,600       6,821,000
  Scotia Pacific Co.,
    7.11%, 01/20/14...............................       A3           7,900       7,518,904
    7.71%, 01/20/14...............................      Baa2         23,800      21,321,944
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,297,500
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          60,090      59,445,835
    6.50%, 05/15/03...............................      Ba1          20,000      19,481,800
                                                                             --------------
                                                                                118,886,983
                                                                             --------------
LODGING -- 0.9%
  ITT Corp.,
    6.25%, 11/15/00...............................      Ba1          23,703      22,867,232
    6.75%, 11/15/03...............................      Baa2         21,500      19,797,845
                                                                             --------------
                                                                                 42,665,077
                                                                             --------------
MEDIA -- 1.1%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           6,425       6,704,680
  Time Warner, Inc.,
    6.10%, 12/30/01...............................      Ba1          27,650      27,926,500
    8.11%, 08/15/06...............................      Ba1           1,500       1,710,075
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          13,775      14,943,533
                                                                             --------------
                                                                                 51,284,788
                                                                             --------------
MISCELLANEOUS -- 0.1%
  Tokai Pfd Capital,
    9.98%, 12/29/49...............................       A3           4,700       3,948,000
                                                                             --------------
OIL & GAS -- 0.3%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,139,880
  Petro Canada,
    7.00%, 11/15/28...............................       A3          10,000       9,861,200
                                                                             --------------
                                                                                 14,001,080
                                                                             --------------
OIL & GAS SERVICES -- 3.7%
  KN Energy, Inc.,
    6.30%, 03/01/21...............................      Baa2         27,550      27,627,416
    6.45%, 11/30/01...............................      Baa2         18,000      18,009,000
  R&B Falcon Corp.
    6.50%, 04/15/03...............................      Ba1          44,350      40,283,992
    6.75%, 04/15/05...............................      Ba1          28,750      24,725,000
  Seagull Energy Co.,
    7.50%, 09/15/27...............................      Ba1           8,000       7,165,360
  Williams Companies, Inc.,
    5.95%, 02/15/10...............................      Baa2         59,000      59,064,900
                                                                             --------------
                                                                                176,875,668
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 3.5%
  Camden Prop Trst,
    7.23%, 10/30/00...............................      Baa2         22,000      22,052,800
  Colonial Realty,
    7.00%, 07/14/07...............................      Baa3          4,250       4,075,368

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
  EOP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1      $   6,000  $    5,900,400
    6.625%, 02/15/05..............................      Baa          17,938      17,583,366
  Equity Residential,
    6.15%, 09/15/00...............................       A3          45,000      44,703,000
  ERP Operating, L.P.,
    6.63%, 04/13/15...............................       A3          22,400      22,103,424
  Felcor Suite Hotels, Inc.,
    7.625%, 10/01/07..............................      Ba1           8,000       7,620,000
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2          7,500       7,157,175
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      16,969,750
    6.75%, 07/15/04...............................      Baa1          8,000       7,897,520
    6.875%, 10/27/05..............................      Baa1         14,858      14,539,296
                                                                             --------------
                                                                                170,602,099
                                                                             --------------
RETAIL -- 4.3%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1          41,030      44,227,468
    8.50%, 06/15/03...............................      Ba1          32,400      35,736,552
  Fred Meyer, Inc.,
    7.15%, 03/01/03...............................      Ba2          12,400      12,900,712
  Rite Aid Corp.,
    6.70%, 12/15/01...............................       A3           5,000       5,128,000
  Safeway Stores Inc.,
    5.75%, 11/15/00...............................      Baa2          6,000       6,012,000
    6.05%, 11/15/03...............................      Baa2         12,000      12,082,320
  Saks Inc.,
    7.25%, 12/01/04...............................      Baa3         20,900      20,974,195
    7.50%, 12/01/10...............................      Baa3         22,500      22,498,425
    8.25%, 11/15/08...............................      Baa3         30,900      32,754,000
  Sears Roebuk & Co.,
    6.50%, 12/01/28...............................       A2          16,000      15,704,480
                                                                             --------------
                                                                                208,018,152
                                                                             --------------
TECHNOLOGY -- 0.7%
  Time Warner Inc,
    6.625%, 05/15/29..............................      Baa3         33,000      33,576,180
                                                                             --------------
TELECOMMUNICATIONS -- 2.0%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Ba2          22,550      23,863,538
    7.60%, 04/01/09...............................      Ba1           7,000       7,932,750
  Sprint Cap Corp.,
    5.70%, 11/15/03...............................      Baa1         11,000      11,039,270
    6.125%, 11/15/08..............................      Baa1         25,000      25,545,750
    6.875%, 11/15/28..............................      Baa1         24,500      25,462,850
                                                                             --------------
                                                                                 93,844,158
                                                                             --------------
TOBACCO -- 1.3%
  Philip Morris Cos., Inc.,
    6.15%, 03/15/10...............................       A2          40,000      40,332,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          6,900       6,962,584
    9.25%, 08/15/13...............................      Baa3         13,571      13,953,159
                                                                             --------------
                                                                                 61,247,743
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
UTILITIES -- 0.5%
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3      $  14,000  $   14,930,300
  Niagara Mohawk Power,
    7.375%, 08/01/03..............................      Ba2          10,000      10,569,100
                                                                             --------------
                                                                                 25,499,400
                                                                             --------------
WASTE MANAGEMENT -- 0.2%
  USA Waste Service,
    6.125%, 07/15/01..............................      Baa3         10,000      10,062,000
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.6%
  United States Treasury Bond,
    8.00%, 11/15/21...............................                   55,300      73,937,759
  United States Treasury Notes,
    4.75%, 11/15/08...............................                    8,600       8,667,166
    5.50%, 08/15/28...............................                   36,075      37,760,424
    5.75%, 08/15/03...............................                    3,900       4,072,458
    5.875%, 11/15/05..............................                    2,200       2,346,784
    6.375%, 08/15/27..............................                   27,000      31,032,990
    7.50%, 02/15/05...............................                      900       1,030,500
    7.875%, 11/15/04..............................                    3,000       3,475,770
  United States Treasury Strip,
    6.50%, 05/15/05...............................                   10,150      11,123,791
                                                                             --------------
                                                                                173,447,642
                                                                             --------------
TOTAL LONG-TERM BONDS
  (COST $2,694,909,653)....................................................   2,633,351,262
                                                                             --------------

COMMON STOCKS -- 38.7%                                           SHARES
                                                              -------------
AEROSPACE -- 0.6%
  Aeroquip-Vickers, Inc.....................................          4,400         131,725
  AlliedSignal, Inc.........................................         88,300       3,912,794
  Boeing Co.................................................        156,500       5,105,812
  GenCorp, Inc..............................................         98,400       2,453,850
  General Dynamics Corp.....................................         19,700       1,154,912
  Goodrich (B.F.) Co........................................         11,300         405,387
  Litton Industries, Inc.(b)................................         77,600       5,063,400
  Lockheed Martin Corp......................................         30,400       2,576,400
  Northrop Grumman Corp.....................................         10,500         767,812
  Parker-Hannifin Corp......................................         60,625       1,985,469
  Raytheon Co. (Class "B" Stock)............................         52,900       2,816,925
  United Technologies Corp..................................         36,500       3,969,375
                                                                             --------------
                                                                                 30,343,861
                                                                             --------------
AIRLINES -- 0.4%
  AMR Corp.(b)..............................................        183,600      10,901,250
  Delta Air Lines, Inc......................................         23,400       1,216,800
  Southwest Airlines Co.....................................         51,900       1,164,506
  US Airways Group, Inc.(b).................................        128,200       6,666,400
                                                                             --------------
                                                                                 19,948,956
                                                                             --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock)(b)..............         84,100       1,161,631
  Nike, Inc. (Class "B" Stock)..............................         45,500       1,845,594
  Phillips-Van Heusen Corp..................................         94,700         680,656
  Reebok International Ltd..................................          8,800         130,900
                                                                             --------------
                                                                                  3,818,781
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
AUTOS - CARS & TRUCKS -- 1.0%
  Cummins Engine Co., Inc...................................          6,000  $      213,000
  DaimlerChrysler AG........................................         80,071       7,691,820
  Dana Corp.................................................         25,600       1,046,400
  Ford Motor Co.............................................        281,900      16,544,006
  General Motors Corp.......................................        213,000      15,242,813
  Genuine Parts Co..........................................         28,000         936,250
  Johnson Controls, Inc.....................................         13,200         778,800
  MascoTech, Inc............................................         94,400       1,616,600
  Midas, Inc................................................         22,100         687,862
  Navistar International Corp.(b)...........................         11,300         322,050
  PACCAR, Inc...............................................         12,200         501,725
  Titan International, Inc..................................        101,250         961,875
  TRW, Inc..................................................         19,300       1,084,419
                                                                             --------------
                                                                                 47,627,620
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 2.2%
  Banc One Corp.............................................        183,772       9,383,858
  Bank of New York Co., Inc.................................        118,000       4,749,500
  BankAmerica Corp..........................................        271,761      16,339,630
  BankBoston Corp...........................................         45,600       1,775,550
  Bankers Trust Corp........................................         15,300       1,307,194
  BB&T Corp.................................................         44,600       1,797,937
  Chase Manhattan Corp......................................        133,600       9,093,150
  Comerica, Inc.............................................         24,700       1,684,231
  First Union Corp..........................................        151,500       9,213,094
  Fleet Financial Group, Inc................................         87,000       3,887,812
  Golden West Financial Corp................................          8,900         816,019
  Huntington Bancshares, Inc................................         33,000         992,062
  KeyCorp...................................................         68,800       2,201,600
  Mellon Bank Corp..........................................         39,900       2,743,125
  Mercantile Bancorporation, Inc............................         22,700       1,047,037
  Morgan (J.P.) & Co., Inc..................................         27,800       2,920,737
  National City Corp........................................         51,400       3,726,500
  Northern Trust Corp.......................................         17,500       1,527,969
  PNC Bank Corp.............................................         47,800       2,587,175
  Providian Financial Corp..................................         22,350       1,676,250
  Regions Financial Corp....................................         30,000       1,209,375
  Republic New York Corp....................................         17,100         779,119
  Summit Bancorp............................................         27,600       1,205,775
  Suntrust Banks, Inc.......................................         33,000       2,524,500
  Synovus Financial Corp....................................         41,150       1,003,031
  U.S. Bancorp..............................................        115,300       4,093,150
  Union Planters Corp.......................................         17,000         770,312
  Wachovia Corp.............................................         32,300       2,824,231
  Wells Fargo & Co..........................................        251,300      10,036,294
                                                                             --------------
                                                                                103,916,217
                                                                             --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc..............................................         23,500         803,406
  Omnicom Group, Inc........................................         25,400       1,473,200
                                                                             --------------
                                                                                  2,276,606
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
CHEMICALS -- 0.7%
  Air Products & Chemicals, Inc.............................         36,900  $    1,476,000
  Dow Chemical Co...........................................         35,500       3,228,281
  Du Pont (E.I.) de Nemours & Co............................        177,200       9,402,675
  Eastman Chemical Co.......................................         12,300         550,425
  Engelhard Corp............................................         22,600         440,700
  Ferro Corp................................................        134,900       3,507,400
  FMC Corp.(b)..............................................          5,400         302,400
  Grace (W.R.) & Co.........................................         11,600         181,975
  Great Lakes Chemical Corp.................................          9,400         376,000
  Hercules, Inc.............................................         15,100         413,362
  Millennium Chemicals, Inc.(b).............................        146,527       2,912,224
  Monsanto Co...............................................         92,900       4,412,750
  Morton International, Inc.................................         20,400         499,800
  Nalco Chemical Co.........................................         10,400         322,400
  OM Group, Inc.............................................         63,300       2,310,450
  Praxair, Inc..............................................         24,700         870,675
  Raychem Corp..............................................         13,300         429,756
  Rohm & Haas Co............................................         28,800         867,600
  Sigma-Aldrich Corp........................................         15,700         461,187
  Union Carbide Corp........................................         19,300         820,250
                                                                             --------------
                                                                                 33,786,310
                                                                             --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(b)..........................................        129,900       2,476,219
  Deluxe Corp...............................................         12,700         464,344
  Moore Corp. Ltd...........................................         13,900         152,900
                                                                             --------------
                                                                                  3,093,463
                                                                             --------------
COMPUTER SERVICES -- 2.4%
  3Com Corp.(b).............................................         55,500       2,487,094
  Adobe Systems, Inc........................................         10,800         504,900
  America Online, Inc.(b)...................................         10,500       1,680,000
  Autodesk, Inc.............................................          7,300         311,619
  Automatic Data Processing, Inc............................         46,800       3,752,775
  BMC Software, Inc.(b).....................................         31,000       1,381,437
  Cabletron Systems, Inc.(b)................................         24,800         207,700
  Ceridian Corp.(b).........................................         11,300         788,881
  Cisco Systems, Inc.(b)....................................        241,100      22,377,094
  Computer Associates International, Inc....................         85,500       3,644,437
  Computer Sciences Corp.(b)................................         24,400       1,572,275
  Electronic Data Systems Corp..............................         76,000       3,819,000
  EMC Corp.(b)..............................................         77,700       6,604,500
  First Data Corp...........................................         67,000       2,123,062
  Microsoft Corp.(b)........................................        383,300      53,158,919
  Novell, Inc.(b)...........................................         55,000         996,875
  Oracle Corp.(b)...........................................        154,100       6,645,562
  Parametric Technology Corp.(b)............................         40,200         658,275
  Peoplesoft, Inc...........................................         30,000         568,125
  Silicon Graphics, Inc.(b).................................         29,400         378,525
  Unisys Corp...............................................         39,100       1,346,506
                                                                             --------------
                                                                                115,007,561
                                                                             --------------
COMPUTERS -- 1.5%
  Apple Computer, Inc.(b)...................................         20,800         851,500
  Compaq Computer Corp......................................        258,789      10,852,964
  Data General Corp.(b).....................................          7,600         124,925
  Dell Computer Corp.(b)....................................        196,300      14,366,706
  Gateway 2000, Inc.(b).....................................         24,300       1,243,856
  Hewlett-Packard Co........................................        162,900      11,128,106
  International Business Machines Corp......................        144,700      26,733,325
  Seagate Technology, Inc.(b)...............................         37,900       1,146,475
  Sun Microsystems, Inc.(b).................................         59,100       5,060,437
                                                                             --------------
                                                                                 71,508,294
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
CONSTRUCTION -- 0.2%
  Centex Corp...............................................          9,300  $      419,081
  Fluor Corp................................................         13,100         557,569
  Foster Wheeler Corp.......................................          6,400          84,400
  Oakwood Homes Corp........................................        139,300       2,115,619
  Pulte Corp................................................          6,600         183,562
  Standard Pacific Corp.....................................        154,000       2,175,250
  Webb (Del E.) Corp........................................        140,300       3,867,019
                                                                             --------------
                                                                                  9,402,500
                                                                             --------------
CONTAINERS -- 0.1%
  Ball Corp.................................................          4,700         215,025
  Bemis Co., Inc............................................          8,300         314,881
  Crown Cork & Seal Co., Inc................................         20,100         619,331
  Owens-Illinois, Inc.(b)...................................         81,500       2,495,937
  Sealed Air Corp...........................................         12,900         658,706
                                                                             --------------
                                                                                  4,303,880
                                                                             --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)......................          8,900         237,519
  Avon Products, Inc........................................         41,400       1,831,950
  Colgate-Palmolive Co......................................         46,300       4,300,112
  Gillette Co...............................................        175,400       8,474,012
  International Flavors & Fragrances, Inc...................         17,100         755,606
  Procter & Gamble Co.......................................        210,200      19,193,887
                                                                             --------------
                                                                                 34,793,086
                                                                             --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.1%
  Eastman Kodak Co..........................................         86,800       6,249,600
                                                                             --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.......................................         17,300         779,581
  Pitney Bowes, Inc.........................................         42,800       2,827,475
  Xerox Corp................................................         51,000       6,018,000
                                                                             --------------
                                                                                  9,625,056
                                                                             --------------
DIVERSIFIED OPERATIONS -- 1.1%
  Fortune Brands, Inc.......................................         26,900         850,712
  General Electric Capital Corp.............................        504,700      51,510,944
                                                                             --------------
                                                                                 52,361,656
                                                                             --------------
DRUGS AND MEDICAL SUPPLIES -- 3.8%
  Abbott Laboratories.......................................        239,600      11,740,400
  Allergan, Inc.............................................         10,200         660,450
  ALZA Corp.(b).............................................         13,400         700,150
  American Home Products Corp...............................        203,500      11,459,594
  Amgen, Inc.(b)............................................         41,200       4,307,975
  Bard (C.R.), Inc..........................................          8,900         440,550
  Bausch & Lomb, Inc........................................          8,700         522,000
  Baxter International, Inc.................................         43,900       2,823,319
  Becton, Dickinson & Co....................................         38,200       1,630,662
  Biomet, Inc...............................................         17,500         704,375
  Boston Scientific Corp.(b)................................         61,000       1,635,562
  Bristol-Myers Squibb Co...................................        154,300      20,647,269
  Cardinal Health, Inc......................................         29,700       2,253,487
  Guidant Corp..............................................         23,600       2,601,900
  Johnson & Johnson.........................................        210,600      17,664,075
  Lilly (Eli) & Co..........................................        171,700      15,259,837
  Mallinckrodt, Inc.........................................         11,400         351,262
  Medtronic, Inc............................................         73,400       5,449,950
  Merck & Co., Inc..........................................        184,800      27,292,650
  Pfizer, Inc.,.............................................        204,200      25,614,337
  Pharmacia & Upjohn, Inc...................................         79,500       4,501,687
  Schering-Plough Corp......................................        229,400      12,674,350
  St. Jude Medical, Inc.(b).................................         14,400         398,700
  Warner-Lambert Co.........................................        127,900       9,616,481
                                                                             --------------
                                                                                180,951,022
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
ELECTRONICS -- 1.3%
  Advanced Micro Devices, Inc.(b)...........................         22,200  $      642,412
  AMP Inc...................................................         34,500       1,796,156
  Applied Materials, Inc.(b)................................         57,300       2,445,994
  Belden, Inc...............................................         67,100       1,421,681
  EG&G, Inc.................................................          7,100         197,469
  Emerson Electric Co.......................................         69,400       4,341,837
  Grainger (W.W.), Inc......................................         15,600         649,350
  Harris Corp...............................................         12,500         457,812
  Honeywell, Inc............................................         19,900       1,498,719
  Intel Corp................................................        260,600      30,897,387
  KLA-Tencor Corp.(b).......................................         13,200         572,550
  LSI Logic Corp.(b)........................................         22,200         357,975
  Micron Technology, Inc....................................         33,100       1,673,619
  Motorola, Inc.............................................         93,500       5,709,344
  Perkin-Elmer Corp.........................................          7,600         741,475
  Rockwell International Corp...............................         31,500       1,529,719
  Solectron Corp............................................          5,000         464,687
  Tektronix, Inc............................................          7,900         237,494
  Texas Instruments, Inc....................................         61,100       5,227,869
  Thomas & Betts Corp.......................................          8,600         372,487
                                                                             --------------
                                                                                 61,236,036
                                                                             --------------
ENGINEERING & CONSTRUCTION
  Giant Cement Holdings, Inc.(b)............................         58,100       1,437,975
                                                                             --------------
ENVIRONMENTAL SERVICES
  Browning-Ferris Industries, Inc...........................         28,800         819,000
                                                                             --------------
EXPLORATION & PRODUCTION
  Apex Silver Mines Ltd.....................................         82,200         678,150
                                                                             --------------
FINANCIAL SERVICES -- 2.2%
  American Express Co.......................................         70,800       7,239,300
  Associates First Capital Corp.............................        108,544       4,599,552
  Bear Stearns Companies, Inc...............................         16,500         616,687
  Block (H.R.), Inc.........................................         16,400         738,000
  Capital One Financial Corp................................          9,600       1,104,000
  Citigroup, Inc............................................        407,500      20,171,250
  Countrywide Credit Industries, Inc........................         17,000         853,187
  Dun & Bradstreet Corp.....................................         26,700         842,719
  Federal Home Loan Mortgage Corp...........................        105,700       6,811,044
  Federal National Mortgage Assoc...........................        161,900      11,980,600
  Fifth Third Bancorp.......................................         39,500       2,816,844
  Franklin Resource, Inc....................................         39,600       1,267,200
  Household International, Inc..............................         75,752       3,001,673
  Lehman Brothers Holdings, Inc.............................        189,600       8,354,250
  MBNA Corp.................................................        117,750       2,936,391
  Merrill Lynch & Co., Inc..................................        112,300       7,496,025
  Morgan Stanley Dean Witter & Co...........................        146,790      10,422,090
  Paychex, Inc..............................................         23,000       1,183,062
  Schwab (Charles) Corp.(b).................................         62,400       3,506,100
  SLM Holding Corp..........................................         25,000       1,200,000
  State Street Corp.........................................         25,200       1,752,975
  Sunamerica, Inc...........................................         30,600       2,482,425
  Transamerica Corp.........................................          9,800       1,131,900
  Washington Mutual, Inc....................................         89,178       3,405,485
                                                                             --------------
                                                                                105,912,759
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
FOOD & BEVERAGES -- 1.7%
  Anheuser-Busch Companies, Inc.............................         76,700  $    5,033,437
  Archer-Daniels-Midland Co.................................         93,975       1,615,195
  Bestfoods.................................................         45,100       2,401,575
  Brown-Forman Corp. (Class "B" Stock)......................         10,800         817,425
  Campbell Soup Co..........................................         71,500       3,932,500
  Coca Cola Enterprises, Inc................................         60,000       2,145,000
  Coca-Cola Co..............................................        383,500      25,646,562
  ConAgra, Inc..............................................         74,500       2,346,750
  Coors (Adolph) Co. (Class "B" Stock)......................          5,800         327,337
  General Mills, Inc........................................         24,800       1,928,200
  Heinz (H.J.) & Co.........................................         57,200       3,238,950
  Hershey Foods Corp........................................         22,400       1,393,000
  Kellogg Co................................................         64,400       2,197,650
  PepsiCo, Inc..............................................        235,600       9,644,875
  Pioneer Hi-Bred International, Inc........................         38,300       1,034,100
  Quaker Oats Co............................................         21,700       1,291,150
  Ralston-Ralston Purina Group..............................         50,400       1,631,700
  Sara Lee Corp.............................................        148,200       4,177,388
  Seagram Co., Ltd..........................................         55,800       2,120,400
  Sysco Corp................................................         53,300       1,462,419
  Whitman Corp..............................................        132,800       3,369,800
  Wrigley (William) Jr. Co..................................         18,200       1,630,037
                                                                             --------------
                                                                                 79,385,450
                                                                             --------------
FOREST PRODUCTS -- 0.6%
  Boise Cascade Corp........................................        152,000       4,712,000
  Champion International Corp...............................        109,700       4,442,850
  Fort James Corp...........................................         32,700       1,308,000
  Georgia-Pacific Corp......................................         14,500         849,156
  International Paper Co....................................         47,300       2,119,631
  Louisiana-Pacific Corp....................................        189,700       3,473,881
  Mead Corp.................................................        111,300       3,262,481
  Potlatch Corp.............................................          4,500         165,937
  Temple-Inland, Inc........................................          8,900         527,881
  Union Camp Corp...........................................         10,900         735,750
  Westvaco Corp.............................................         16,000         429,000
  Weyerhaeuser Co...........................................         31,300       1,590,431
  Willamette Industries, Inc................................         86,500       2,897,750
                                                                             --------------
                                                                                 26,514,748
                                                                             --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group.....................................         13,000         750,750
  Consolidated Natural Gas Co...............................         15,000         810,000
  Peoples Energy Corp.......................................          5,500         219,312
  Sempra Energy.............................................         33,699         855,112
  Sonat, Inc................................................         17,200         465,475
  Williams Companies, Inc...................................         64,400       2,008,475
                                                                             --------------
                                                                                  5,109,124
                                                                             --------------
HOSPITALS/ HEALTHCARE -- 0.3%
  Columbia/HCA Healthcare Corp..............................        301,900       7,472,025
  HBO & Co..................................................         69,000       1,979,437
  Healthsouth Corp.(b)......................................         63,600         981,825
  Humana, Inc.(b)...........................................         25,700         457,781
  IMS Health, Inc...........................................         25,400       1,916,112
  Manor Care, Inc...........................................         12,000         352,500
  Service Corp. International...............................         39,400       1,499,662
  Shared Medical Systems Corp...............................          4,100         204,487
  Tenet Healthcare Corp.(b).................................         48,000       1,260,000
                                                                             --------------
                                                                                 16,123,829
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.................................................         16,200  $    1,892,362
  Kimberly-Clark Corp.......................................         87,000       4,741,500
  Leggett & Platt, Inc......................................        114,700       2,523,400
                                                                             --------------
                                                                                  9,157,262
                                                                             --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc...........................          6,400         386,000
  Fleetwood Enterprises, Inc................................          5,700         198,075
  Hanson, PLC, ADR, (United Kingdom)........................        309,562      12,072,918
  Kaufman & Broad Home Corp.................................          6,100         175,375
  Lowe's Companies, Inc.....................................         54,800       2,805,075
  Masco Corp................................................         51,800       1,489,250
  Maytag Corp...............................................         14,900         927,525
  Owens Corning.............................................        106,900       3,788,269
  Stanley Works.............................................         14,000         388,500
  Tupperware Corp...........................................          9,600         157,800
  Whirlpool Corp............................................         11,700         647,887
                                                                             --------------
                                                                                 23,036,674
                                                                             --------------
INSURANCE -- 1.5%
  Aetna, Inc................................................         23,300       1,831,962
  Allstate Corp.............................................        131,300       5,071,462
  American General Corp.....................................         39,700       3,096,600
  American International Group, Inc.........................        163,500      15,798,187
  Aon Corp..................................................         26,300       1,456,362
  Berkley (W.R.) Corp.......................................         42,400       1,444,250
  Berkshire Hathaway, Inc. (Class "B" Stock)................            452       1,061,025
  Chubb Corp................................................         26,700       1,732,162
  CIGNA Corp................................................         34,800       2,690,475
  Cincinnati Financial Corp.................................         25,800         944,925
  Conseco, Inc..............................................         49,021       1,498,204
  Financial Security Assurance Holdings Ltd.................         34,000       1,844,500
  Hartford Financial Services Group, Inc....................         37,000       2,030,375
  Jefferson-Pilot Corp......................................         16,600       1,245,000
  Lincoln National Corp.....................................         16,000       1,309,000
  Loews Corp................................................         47,000       4,617,750
  Marsh & McLennan Companies, Inc...........................         39,900       2,331,656
  MBIA, Inc.................................................         15,300       1,003,106
  MGIC Investment Corp......................................         17,900         712,644
  Progressive Corp..........................................         11,300       1,913,938
  Provident Companies, Inc..................................         70,400       2,921,600
  Reinsurance Group of America, Inc.........................        115,550       8,088,500
  SAFECO Corp...............................................         22,100         948,919
  St. Paul Companies, Inc...................................         36,200       1,257,950
  TIG Holdings, Inc.........................................         85,500       1,330,594
  Torchmark Corp............................................         21,900         773,329
  Trenwick Group, Inc.......................................         64,850       2,115,731
  United Healthcare Corp....................................         29,500       1,270,344
  UNUM Corp.................................................         21,700       1,266,737
                                                                             --------------
                                                                                 73,607,287
                                                                             --------------
INTRUMENTS-CONTROLS
  Flowserve Corp............................................         39,486         653,987
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
LEISURE -- 0.3%
  Brunswick Corp............................................         15,600  $      386,100
  Carnival Corp. (Class "A" Stock)..........................         78,500       3,768,000
  Disney (Walt) Co..........................................        317,100       9,513,000
  Harrah's Entertainment, Inc.(b)...........................         15,800         247,862
  Hilton Hotels Corp........................................         39,200         749,700
  King World Productions, Inc...............................         11,500         338,531
  Marriott International, Inc. (Class "A" Stock)............         40,000       1,160,000
  Mirage Resorts, Inc.(b)...................................         28,100         419,744
                                                                             --------------
                                                                                 16,582,937
                                                                             --------------
MACHINERY -- 0.3%
  Briggs & Stratton Corp....................................          3,900         194,513
  Case Corp.................................................         98,800       2,155,075
  Caterpillar, Inc..........................................         58,300       2,681,800
  Cooper Industries, Inc....................................         19,000         906,063
  Deere & Co................................................         39,100       1,295,188
  Dover Corp................................................         34,800       1,274,550
  DT Industries, Inc........................................         35,800         563,850
  Eaton Corp................................................         11,200         791,700
  Global Industrial Technologies, Inc.(b)...................         61,400         656,213
  Harnischfeger Industries, Inc.............................          7,500          76,406
  Ingersoll-Rand Co.........................................         25,900       1,215,681
  Milacron, Inc.............................................          6,300         121,275
  Paxar Corp................................................        229,925       2,054,955
  Snap-On, Inc..............................................          9,500         330,719
  Timken Co.................................................          9,900         186,863
                                                                             --------------
                                                                                 14,504,851
                                                                             --------------
MANUFACTURING -- 0.3%
  Hussmann International, Inc...............................         66,400       1,286,500
  Illinois Tool Works, Inc..................................         39,100       2,267,800
  Smith (A.O.) Corp.,.......................................        105,450       2,590,116
  Tyco International Ltd....................................         98,651       7,441,985
                                                                             --------------
                                                                                 13,586,401
                                                                             --------------
MEDIA -- 1.3%
  CBS Corp.(b)..............................................        304,000       9,956,000
  Central Newspapers, Inc.(Class "A" Stock).................         50,000       3,571,875
  Clear Channel Communications, Inc.(b).....................         38,600       2,103,700
  Comcast Corp. (Special Class "A" Stock)...................         56,700       3,327,581
  Donnelley (R.R.) & Sons Co................................         22,800         998,925
  Dow Jones & Co., Inc......................................         15,100         726,688
  Gannett Co., Inc..........................................         44,400       2,938,725
  Houghton Mifflin Co.......................................         58,700       2,773,576
  Interpublic Group of Companies, Inc.......................         19,700       1,571,075
  Knight-Ridder, Inc........................................         70,600       3,609,425
  Lee Enterprises, Inc......................................         50,900       1,603,350
  McGraw-Hill, Inc..........................................         15,500       1,579,063
  Mediaone Group, Inc.......................................         95,100       4,469,700
  Meredith Corp.............................................          8,300         314,363
  New York Times Co. (Class "A" Stock)......................         30,000       1,040,625
  Tele-Communications, Inc. (Series "A" Stock)(b)...........         79,400       4,391,813
  Time Warner, Inc..........................................        183,000      11,357,438
  Times Mirror Co. (Class "A" Stock)........................         13,900         778,400
  Tribune Co................................................         19,300       1,273,800
  Viacom, Inc. (Class "B" Stock)(b).........................         55,300       4,092,200
                                                                             --------------
                                                                                 62,478,322
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
METALS-FERROUS -- 0.3%
  AK Steel Holding Corp.....................................        213,400  $    5,014,900
  Allegheny Teledyne, Inc...................................         30,700         627,431
  Bethlehem Steel Corp.(b)..................................        241,500       2,022,563
  LTV Corp..................................................        204,900       1,190,981
  Material Sciences Corp.(b)................................         96,900         823,650
  National Steel Corp. (Class "B" Stock)(b).................         42,200         300,675
  Nucor Corp................................................         13,800         596,850
  USX-U.S. Steel Group, Inc.................................         80,900       1,860,700
  Worthington Industries, Inc...............................         15,200         190,000
                                                                             --------------
                                                                                 12,627,750
                                                                             --------------
METALS-NON FERROUS -- 0.3%
  Alcan Aluminum Ltd........................................         35,600         963,425
  Aluminum Company of America...............................        184,300      13,741,869
  Cyprus Amax Minerals Co...................................         14,600         146,000
  Inco Ltd..................................................         26,200         276,738
  Reynolds Metals Co........................................         11,600         611,175
                                                                             --------------
                                                                                 15,739,207
                                                                             --------------
MINERAL RESOURCES
  ASARCO, Inc...............................................          6,300          94,894
  Burlington Resources, Inc.................................         27,600         988,425
  Homestake Mining Co.......................................         33,100         304,106
  Phelps Dodge Corp.........................................          9,200         468,050
                                                                             --------------
                                                                                  1,855,475
                                                                             --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  AES Corp..................................................         24,000       1,137,000
  Coltec Industries, Inc....................................         43,700         852,150
  Crane Co..................................................         10,800         326,025
  Danaher Corp..............................................         14,000         760,375
  Donaldson Co., Inc........................................        109,200       2,265,900
  Ecolab, Inc...............................................         20,200         730,988
  IDEX Corp.................................................         60,100       1,472,450
  ITT Industries, Inc.......................................         18,500         735,375
  Laidlaw, Inc..............................................         51,500         518,219
  Mark IV Industries, Inc...................................         86,542       1,125,046
  Millipore Corp............................................          6,800         193,375
  NACCO Industries, Inc. (Class "A" Stock)..................          1,300         119,600
  Pall Corp.................................................         19,500         493,594
  PPG Industries, Inc.......................................         27,900       1,625,175
  Textron, Inc..............................................         25,700       1,951,594
  Thermo Electron Corp.(b)..................................         24,900         421,744
  Trinity Industries, Inc...................................         52,200       2,009,700
  York International Corp...................................         27,000       1,101,938
                                                                             --------------
                                                                                 17,840,248
                                                                             --------------
MISCELLANEOUS - CONSUMER GROWTH/STAPLE -- 0.4%
  American Greetings Corp. (Class "A" Stock)................         11,400         468,113
  Black & Decker Corp.......................................         14,900         835,331
  Corning, Inc..............................................         36,200       1,629,000
  Jostens, Inc..............................................          6,100         159,744
  Minnesota Mining & Manufacturing Co.......................         64,000       4,552,000
  Polaroid Corp.............................................          7,000         130,813
  Rubbermaid, Inc...........................................         23,500         738,781
  Unilever N.V., ADR, (United Kingdom)......................        100,300       8,318,631
                                                                             --------------
                                                                                 16,832,413
                                                                             --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc..............................................         26,700         909,469
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
OIL & GAS -- 2.0%
  Amerada Hess Corp.........................................         14,400  $      716,400
  Amoco Corp................................................        149,000       8,995,875
  Anadarko Petroleum Corp...................................         18,800         580,450
  Ashland, Inc..............................................         11,800         570,825
  Atlantic Richfield Co.....................................         50,200       3,275,550
  Basin Exploration, Inc.(b)................................         17,400         218,588
  Cabot Oil & Gas Corp. (Class "A" Stock)...................         88,600       1,329,000
  Chevron Corp..............................................        102,900       8,534,269
  Coastal Corp..............................................         33,200       1,159,925
  Eastern Enterprises.......................................          3,200         140,000
  Enron Oil & Gas Co........................................         48,400         834,900
  Exxon Corp................................................        380,300      27,809,438
  Kerr-McGee Corp...........................................          7,500         286,875
  Mobil Corp................................................        122,800      10,698,950
  Murphy Oil Corp...........................................         27,600       1,138,500
  NICOR, Inc................................................          7,600         321,100
  Noble Affiliates, Inc.....................................         50,900       1,253,413
  Phillips Petroleum Co.....................................         41,200       1,756,150
  Pioneer Natural Resources Co..............................        334,644       2,928,135
  Royal Dutch Petroleum Co..................................        335,800      16,076,426
  Seagull Energy Corp.(b)...................................         63,700         402,106
  Sunoco, Inc...............................................         14,800         533,725
  Texaco, Inc...............................................         85,800       4,536,675
  Union Pacific Resources Group, Inc........................         39,800         360,688
  Unocal Corp...............................................         38,600       1,126,638
  USX-Marathon Group........................................         45,200       1,361,650
  Western Gas Resources, Inc................................        103,000         592,250
                                                                             --------------
                                                                                 97,538,501
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.2%
  Elf Aquitaine SA, ADR, (France)...........................        124,800       7,066,800
  Occidental Petroleum Corp.................................         53,100         896,063
  Oryx Energy Co.(b)........................................        140,000       1,881,250
                                                                             --------------
                                                                                  9,844,113
                                                                             --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp...............................................         15,000         379,688
  Baker Hughes, Inc.........................................         49,450         874,647
  Enron Corp................................................         51,400       2,933,013
  Halliburton Co............................................         68,500       2,029,313
  Helmerich & Payne, Inc....................................          7,900         153,063
  J. Ray McDermott, SA......................................        163,800       4,002,864
  McDermott International, Inc..............................        431,600      10,655,125
  ONEOK, Inc................................................          4,900         177,013
  Rowan Companies, Inc.(b)..................................         13,600         136,000
  Schlumberger Ltd..........................................         83,000       3,828,375
  Wolverine Tube, Inc.(b)...................................         37,000         777,000
                                                                             --------------
                                                                                 25,946,101
                                                                             --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp.........................................         58,500       1,140,750
  Battle Mountain Gold Co...................................         36,000         148,500
  Freeport-McMoRan Copper & Gold, Inc. (Class "B")..........         30,300         316,256
  Newmont Mining Corp.......................................         24,500         442,531
  Placer Dome, Inc..........................................         38,700         445,050
                                                                             --------------
                                                                                  2,493,087
                                                                             --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe Corp.........................         73,500       2,480,625
  CSX Corp..................................................         34,200       1,419,300
  Norfolk Southern Corp.....................................         59,100       1,872,731
  Union Pacific Corp........................................         38,700       1,743,919
                                                                             --------------
                                                                                  7,516,575
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
REAL ESTATE DEVELOPMENT -- 0.3%
  Crescent Operating, Inc...................................         17,060  $       81,035
  Crescent Real Estate Equities Co..........................        336,700       7,744,100
  Equity Residential Properties Trust.......................         14,400         582,300
  Vornado Operating, Inc.(b)................................          4,920          39,668
  Vornado Realty Trust(b)...................................        185,200       6,250,500
                                                                             --------------
                                                                                 14,697,603
                                                                             --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc...................................         18,200         327,600
  McDonald's Corp...........................................        107,900       8,267,838
  Tricon Global Restaurants, Inc.(b)........................         23,800       1,192,975
  Wendy's International, Inc................................         20,700         451,519
                                                                             --------------
                                                                                 10,239,932
                                                                             --------------
RETAIL -- 2.6%
  Albertson's, Inc..........................................         38,500       2,451,969
  American Stores Co........................................         42,800       1,580,925
  AutoZone, Inc.(b).........................................         23,800         783,913
  Bombay Company, Inc.(b)...................................        139,200         774,300
  Charming Shoppes, Inc.(b).................................        811,300       3,498,731
  Circuit City Stores, Inc..................................         15,500         774,031
  Consolidated Stores Corp..................................         16,900         341,169
  Costco Companies, Inc.(b).................................         33,600       2,425,500
  CVS Corp..................................................         59,800       3,289,000
  Dayton-Hudson Corp........................................         68,500       3,716,125
  Designs, Inc.(b)..........................................         51,900         100,556
  Dillard's, Inc............................................         49,100       1,393,213
  Dollar General Corporation................................         22,500         531,563
  Federated Department Stores, Inc.(b)......................         32,900       1,433,206
  Fred Meyer, Inc...........................................         21,000       1,265,250
  Great Atlantic & Pacific Tea Co., Inc.....................          6,000         177,750
  Harcourt General, Inc.....................................         11,100         590,381
  Home Depot, Inc...........................................        229,100      14,018,056
  IKON Office Solutions, Inc................................         21,100         180,669
  J.C. Penney Co., Inc......................................         39,100       1,832,813
  Jan Bell Marketing, Inc.(b)...............................         73,200         471,225
  Kmart Corp.(b)............................................        685,800      10,501,313
  Kohl's Corp.(b)...........................................         22,600       1,388,488
  Kroger Co.(b).............................................         39,923       2,415,342
  Liz Claiborne, Inc........................................         10,500         331,406
  Longs Drug Stores, Inc....................................          6,100         228,750
  May Department Stores Co..................................         36,200       2,185,575
  Newell Co.................................................         24,900       1,027,125
  Nordstrom, Inc............................................         28,200         978,188
  Pep Boys - Manny, Moe & Jack..............................          9,900         155,306
  Rite Aid Corp.............................................         40,400       2,002,325
  Safeway, Inc.,(b).........................................         71,000       4,326,563
  Sears, Roebuck & Co.......................................         61,400       2,609,500
  Sherwin-Williams Co.......................................         27,100         796,063
  Staples, Inc.(b)..........................................         43,000       1,878,563
  Supervalu, Inc............................................         18,800         526,400
  Tandy Corp................................................         16,200         667,238
  The Gap, Inc..............................................         93,000       5,231,250
  The Limited, Inc..........................................        247,100       7,196,788
  TJX Companies, Inc........................................         50,600       1,467,400
  Toys 'R' Us, Inc.(b)......................................        131,700       2,222,439
  Wal-Mart Stores, Inc......................................        347,700      28,315,819
  Walgreen Co...............................................         77,600       4,544,450
  Winn-Dixie Stores, Inc....................................         23,300       1,045,588
                                                                             --------------
                                                                                123,672,224
                                                                             --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co...................................         12,300         251,381
  Goodyear Tire & Rubber Co.................................         63,600       3,207,825
                                                                             --------------
                                                                                  3,459,206
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

DECEMBER 31, 1998

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
SEMICONDUCTORS
  National Semiconductor Corp.(b)...........................         25,700  $      346,950
                                                                             --------------
TELECOMMUNICATIONS -- 3.5%
  Airtouch Communications, Inc.(b)..........................         88,400       6,375,850
  Alcatel Alsthom, ADR, (France)............................        124,900       3,052,244
  Alltel Corp...............................................         42,800       2,559,975
  Ameritech Corp............................................        171,400      10,862,476
  Andrew Corp.(b)...........................................         13,900         229,350
  Ascend Communications, Inc.(b)............................         30,200       1,985,650
  AT&T Corp.................................................        280,600      21,115,150
  Bell Atlantic Corp........................................        243,200      13,816,800
  BellSouth Corp............................................        305,200      15,221,850
  Deutsche Telekom AG, ADR, (Germany).......................         45,000       1,473,750
  Frontier Corp.............................................         25,700         873,800
  General Instrument Corp...................................         23,200         787,350
  GTE Corp..................................................        150,000      10,115,625
  Lucent Technologies, Inc..................................        205,400      22,594,000
  MCI Worldcom, Inc.........................................        280,414      20,119,705
  Nextel Communications, Inc. (Class "A" Stock)(b)..........         41,100         970,988
  Northern Telecom Ltd......................................        102,140       5,119,768
  SBC Communications, Inc...................................        302,100      16,200,113
  Scientific-Atlanta, Inc...................................         12,400         282,875
  Sprint Corp...............................................        112,950       6,717,269
  Tellabs, Inc.(b)..........................................         28,400       1,947,175
  US West, Inc..............................................         77,860       5,031,703
                                                                             --------------
                                                                                167,453,466
                                                                             --------------
TEXTILES
  National Service Industries, Inc..........................          6,700         254,600
  Pillowtex Corp.(b)........................................         18,530         495,678
  Russell Corp..............................................          5,700         115,781
  Springs Industries, Inc...................................          3,200         132,600
  Tultex Corp.(b)...........................................         88,300          77,263
  VF Corp...................................................         19,100         895,313
                                                                             --------------
                                                                                  1,971,235
                                                                             --------------
TOBACCO -- 0.7%
  Philip Morris Co., Inc....................................        479,600      25,658,600
  RJR Nabisco Holdings Corp.................................        303,500       9,010,157
  UST, Inc..................................................         28,900       1,007,888
                                                                             --------------
                                                                                 35,676,645
                                                                             --------------
TOYS
  Hasbro, Inc...............................................         20,800         751,400
  Mattel, Inc...............................................         45,551       1,039,132
                                                                             --------------
                                                                                  1,790,532
                                                                             --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp......................................         23,000       2,047,000
  Ryder System, Inc.........................................         12,000         312,000
  Yellow Corp.(b)...........................................         43,600         833,850
                                                                             --------------
                                                                                  3,192,850
                                                                             --------------

COMMON                                                                           VALUE
STOCKS (CONTINUED)                                               SHARES         (NOTE 2)
                                                              -------------  --------------
UTILITY - ELECTRIC -- 0.8%
  Ameren Corp...............................................         21,500  $      917,781
  American Electric Power Co., Inc..........................         29,700       1,397,757
  Baltimore Gas & Electric Co...............................         23,100         713,213
  Carolina Power & Light Co.................................         23,500       1,105,969
  Central & South West Corp.................................         33,200         910,925
  CINergy Corp..............................................         24,700         849,063
  Consolidated Edison, Inc..................................         36,800       1,945,800
  Dominion Resources, Inc...................................         30,300       1,416,525
  DTE Energy Co.............................................         22,700         973,263
  Duke Energy Corp..........................................         56,400       3,613,125
  Edison International......................................         56,700       1,580,513
  Entergy Corp..............................................         38,200       1,188,975
  FirstEnergy Corp.(b)......................................         36,100       1,175,506
  FPL Group, Inc............................................         28,500       1,756,313
  GPU, Inc..................................................         19,900         879,331
  Houston Industries, Inc...................................         44,300       1,423,138
  New Century Energies, Inc.................................         15,000         731,250
  Niagara Mohawk Power Corp.(b).............................         22,600         364,425
  Northern States Power Co..................................         23,300         646,575
  Pacific Gas & Electric Co.................................         59,700       1,880,550
  PacifiCorp................................................         46,400         977,300
  PECO Energy Co............................................         34,900       1,452,713
  PP&L Resources, Inc.......................................         26,000         724,750
  Public Service Enterprise Group, Inc......................         36,300       1,452,000
  Southern Co...............................................        108,100       3,141,656
  Texas Utilities Co........................................         41,600       1,942,200
  Unicom Corp...............................................         33,900       1,307,269
                                                                             --------------
                                                                                 36,467,885
                                                                             --------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc.....................................        127,902       5,963,431
                                                                             --------------
TOTAL COMMON STOCKS
  (COST $1,566,786,221)....................................................   1,853,914,159
                                                                             --------------
PREFERRED STOCKS -- 0.7%
FINANCIAL SERVICES -- 0.6%
  Central Hispano Capital Corp..............................      1,225,900      31,289,903
                                                                             --------------
TELECOMMUNICATIONS -- 0.1%
  Telecomunicacoes Brasileiras S.A., ADR....................         55,900       4,063,231
                                                                             --------------
TOTAL PREFERRED STOCKS
  (COST $36,876,618).......................................................      35,353,134
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (COST $4,298,572,492)....................................................   4,522,618,555
                                                                             --------------

                                                      MOODY'S     PRINCIPAL
SHORT-TERM                                             RATING      AMOUNT
INVESTMENTS -- 5.0%                                 (UNAUDITED)     (000)
                                                    ------------  ---------
CERTIFICATES OF DEPOSIT-YANKEE
  Alltel Corp.,
    5.75%, 01/04/99...............................       NR       $   1,200       1,200,000
  Avery Dennison,
    5.00%, 01/04/99...............................       NR           1,174       1,174,000
                                                                             --------------
                                                                                  2,374,000
                                                                             --------------
COMMERCIAL PAPER -- 0.3%
  Barton Capital Corp,
    5.35%, 01/04/99...............................       P1           1,200       1,199,465
  Campbell Soup Company,
    4.80%, 01/04/99...............................       P1           1,270       1,269,492
  Countrywide Home Loan,
    5.40%, 01/04/99...............................       P1           1,200       1,199,460
  CXC Inc.,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470
  Dover,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

DECEMBER 31, 1998

SHORT-TERM                                            MOODY'S     PRINCIPAL
INVESTMENTS                                            RATING      AMOUNT        VALUE
(CONTINUED)                                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER (CONT'D.)
  Duke Capital Corp,
    5.05%, 01/04/99...............................       P1       $   1,200  $    1,199,495
  John Hancock Cap. Corp.,
    5.25%, 01/07/99...............................       P1           1,200       1,198,950
  Novartis Finance Corp.,
    5.25%, 01/04/99...............................       P1             912         911,601
  Pitney Bowes Credit Corp,
    5.10%, 01/04/99...............................       P1           1,206       1,205,488
  Reed Elsevier, Inc.,
    5.05%, 01/04/99...............................       P1           1,200       1,199,495
  SBC Communications,
    5.00%, 01/04/99...............................       P1           1,200       1,199,500
  Sonoco Products,
    5.35%, 01/04/99...............................       P1           1,000         999,554
  Triple-A One Plus Funding,,
    5.30%, 01/04/99...............................       P1             728         727,678
  Xerox Capital Corp,
    5.30%, 01/04/99...............................       P1           1,200       1,199,470
                                                                             --------------
                                                                                 15,908,588
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 2.3%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          15,000      14,448,000
    7.25%, 08/16/99...............................      Ba2           3,000       2,976,150
  AT&T Capital Corp., M.T.N.,
    6.65%, 04/30/99...............................      Baa3         32,000      32,104,319
  Comdisco, Inc.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,541,375
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    8.75%, 12/15/99...............................      Baa3          5,000       5,120,350
  Federal Express Corp.,
    10.05%, 06/15/99..............................      Baa3            500         510,090
  First Union Corp.,
    9.45%, 06/15/99...............................       A3           4,000       4,071,961
  Lehman Brothers Holdings, Inc.,
    6.71%, 10/12/99...............................      Baa1          6,000       6,049,020
  Okobank, (Finland),
    6.793%, 1/14/99...............................       A3          12,500      12,500,000
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,068,850
  Tele-Communications, Inc.,
    6.375%, 09/15/99..............................      Ba1           8,000       8,056,240
                                                                             --------------
                                                                                107,446,355
                                                                             --------------
REPURCHASE AGREEMENT -- 2.3%
  Joint Repurchase Agreement Account,
    4.693%, 01/04/99 (Note 5).....................                $ 109,421  $  109,421,000
                                                                             --------------

SHORT-TERM                                            MOODY'S     PRINCIPAL
INVESTMENTS                                            RATING      AMOUNT        VALUE
(CONTINUED)                                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
U. S. GOVERNMENT OBLIGATION -- 0.1%
  United States Treasury Bills,
    4.32%, 03/18/99 (a)...........................                      100          99,088
    4.36%, 03/18/99 (a)...........................                    4,650       4,607,199
                                                                             --------------
                                                                                  4,706,287
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $197,485,955)......................................................     239,856,230
                                                                             --------------
TOTAL INVESTMENTS -- 99.3%
  (cost $4,496,058,447; Note 6)............................................   4,762,474,785
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (d)............................................................          85,990
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%..............................      33,398,995
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $4,795,959,770
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Security segregated as collateral for futures contracts.

(b)  Non-income producing security.

(c)  Issue in default.

(d)  Open futures contracts as of December 31, 1998 are as follows:

                                                            VALUE AT
NUMBER OF                        EXPIRATION   VALUE AT    DECEMBER 31,    APPRECIATION/
CONTRACTS          TYPE             DATE     TRADE DATE       1998        DEPRECIATION
Long Position:
   307     U.S. T-Bond             Mar 99    $39,190,000  $ 39,228,844     $    38,844
   148     S&P 500 Index           Mar 99    $43,681,225  $ 46,083,500     $ 2,402,275
   110     U.S. Treasury 5yr       Mar 99    $12,429,218  $ 12,467,812     $    38,594
                                                                          -------------
                                                                           $ 2,479,713
                                                                          -------------
                                                                          -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                           FLEXIBLE MANAGED PORTFOLIO
DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 88.7%
                                                                                 VALUE
COMMON STOCKS -- 52.8%                                           SHARES         (NOTE 2)
                                                              -------------  --------------
AEROSPACE -- 1.0%
  Aeroquip-Vickers, Inc.....................................          4,500  $      134,719
  AlliedSignal, Inc.........................................         91,400       4,050,162
  Boeing Co.................................................        162,100       5,288,512
  GenCorp, Inc..............................................        403,900      10,072,256
  General Dynamics Corp.....................................         20,400       1,195,950
  Goodrich (B.F.) Co........................................         11,600         416,150
  Litton Industries, Inc. (a)...............................        306,000      19,966,500
  Lockheed Martin Corp......................................         31,500       2,669,625
  Northrop Grumman Corp.....................................         10,800         789,750
  Raytheon Co. (Class "B" Stock)............................         55,000       2,928,750
  United Technologies Corp..................................         37,700       4,099,875
                                                                             --------------
                                                                                 51,612,249
                                                                             --------------
AIRLINES -- 1.2%
  AMR Corp. (a).............................................        646,300      38,374,062
  Delta Air Lines, Inc......................................         24,200       1,258,400
  Southwest Airlines Co.....................................         53,700       1,204,894
  US Airways Group, Inc. (a)................................        479,200      24,918,400
                                                                             --------------
                                                                                 65,755,756
                                                                             --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (a).............        310,300       4,286,018
  Nike, Inc. (Class "B" Stock)..............................         47,200       1,914,550
  Reebok International Ltd..................................          9,100         135,362
                                                                             --------------
                                                                                  6,335,930
                                                                             --------------
AUTOS - CARS & TRUCKS -- 2.2%
  Cummins Engine Co., Inc...................................          6,200         220,100
  DaimlerChrysler AG........................................        327,975      31,506,098
  Dana Corp.................................................         26,550       1,085,231
  Ford Motor Co.............................................        478,700      28,093,707
  General Motors Corp.......................................        553,900      39,638,469
  Genuine Parts Co..........................................         29,000         969,687
  Johnson Controls, Inc.....................................         13,700         808,300
  MascoTech, Inc............................................        388,000       6,644,500
  Midas, Inc................................................         90,866       2,828,204
  Navistar International Corp. (a)..........................         11,700         333,450
  PACCAR, Inc...............................................         12,600         518,175
  Titan International, Inc..................................        415,700       3,949,150
  TRW, Inc..................................................         19,900       1,118,131
                                                                             --------------
                                                                                117,713,202
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 2.0%
  Banc One Corp.............................................        190,264       9,715,355
  Bank of New York Co., Inc.................................        122,000       4,910,500
  BankAmerica Corp..........................................        281,141      16,903,603
  BankBoston Corp...........................................         47,200       1,837,850
  Bankers Trust Corp........................................         15,900       1,358,456
  BB&T Corp.................................................         46,200       1,862,437
  Chase Manhattan Corp......................................        136,700       9,304,144
  Comerica, Inc.............................................         25,500       1,738,781
  First Union Corp..........................................        156,800       9,535,400
  Fleet Financial Group, Inc................................         90,000       4,021,875
  Golden West Financial Corp................................          9,200         843,525
  Huntington Bancshares, Inc................................         34,120       1,025,732
  KeyCorp...................................................         71,200       2,278,400
  Mellon Bank Corp..........................................         41,300       2,839,375
  Mercantile Bancorporation, Inc............................         23,800       1,097,775
  Morgan (J.P.) & Co., Inc..................................         28,800       3,025,800
  National City Corp........................................         53,200       3,857,000
  Northern Trust Corp.......................................         18,100       1,580,356
  PNC Bank Corp.............................................         49,500       2,679,187

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------

BANKS AND SAVINGS & LOANS (CONT'D.)
  Providian Financial Corp..................................         23,100  $    1,732,500
  Regions Financial Corp....................................         32,000       1,290,000
  Republic New York Corp....................................         17,700         806,456
  Summit Bancorp............................................         28,500       1,245,094
  Suntrust Banks, Inc.......................................         34,200       2,616,300
  Synovus Financial Corp....................................         42,500       1,035,937
  U.S. Bancorp..............................................        119,400       4,238,700
  Union Planters Corp.......................................         18,000         815,625
  Wachovia Corp.............................................         33,400       2,920,412
  Wells Fargo & Co..........................................        259,400      10,359,787
                                                                             --------------
                                                                                107,476,362
                                                                             --------------
BUSINESS SERVICES
  Equifax, Inc..............................................         24,400         834,175
  Omnicom Group, Inc........................................         27,300       1,583,400
                                                                             --------------
                                                                                  2,417,575
                                                                             --------------
CHEMICALS -- 1.1%
  Air Products & Chemicals, Inc.............................         38,100       1,524,000
  Dow Chemical Co...........................................         36,800       3,346,500
  Du Pont (E.I.) de Nemours & Co............................        183,500       9,736,969
  Eastman Chemical Co.......................................         12,700         568,325
  Engelhard Corp............................................         23,400         456,300
  Ferro Corp................................................        553,650      14,394,900
  FMC Corp. (a).............................................          5,600         313,600
  Grace (W.R.) & Co.........................................         12,000         188,250
  Great Lakes Chemical Corp.................................          9,700         388,000
  Hercules, Inc.............................................         15,700         429,787
  Millennium Chemicals, Inc. (a)............................        601,600      11,956,800
  Monsanto Co...............................................         96,200       4,569,500
  Morton International, Inc.................................         21,200         519,400
  Nalco Chemical Co.........................................         10,800         334,800
  OM Group, Inc.............................................        260,300       9,500,950
  Praxair, Inc..............................................         25,600         902,400
  Raychem Corp..............................................         13,800         445,912
  Rohm & Haas Co............................................         29,700         894,712
  Sigma-Aldrich Corp........................................         16,300         478,812
  Union Carbide Corp........................................         20,800         884,000
                                                                             --------------
                                                                                 61,833,917
                                                                             --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp. (a).........................................        136,500       2,602,031
  Deluxe Corp...............................................         13,200         482,625
  Moore Corp. Ltd...........................................         14,300         157,300
                                                                             --------------
                                                                                  3,241,956
                                                                             --------------
COMPUTER SERVICES -- 2.2%
  3Com Corp. (a)............................................         57,500       2,576,719
  Adobe Systems, Inc........................................         11,200         523,600
  America Online, Inc. (a)..................................         10,900       1,744,000
  Autodesk, Inc.............................................          7,600         324,425
  Automatic Data Processing, Inc............................         48,500       3,889,094
  BMC Software, Inc. (a)....................................         32,600       1,452,737
  Cabletron Systems, Inc. (a)...............................         25,600         214,400
  Ceridian Corp. (a)........................................         11,700         816,806
  Cisco Systems, Inc. (a)...................................        248,500      23,063,906
  Computer Associates International, Inc....................         88,600       3,776,575
  Computer Sciences Corp. (a)...............................         25,300       1,630,269
  Electronic Data Systems Corp..............................         78,000       3,919,500
  EMC Corp. (a).............................................         80,400       6,834,000
  First Data Corp...........................................         69,400       2,199,112
  Microsoft Corp. (a).......................................        396,700      55,017,331

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
COMPUTER SERVICES (CONT'D.)
  Novell, Inc. (a)..........................................         56,900  $    1,031,312
  Oracle Corp. (a)..........................................        159,500       6,878,437
  Parametric Technology Corp. (a)...........................         43,200         707,400
  Peoplesoft, Inc...........................................         30,000         568,125
  Silicon Graphics, Inc. (a)................................         30,400         391,400
  Unisys Corp...............................................         40,400       1,391,275
                                                                             --------------
                                                                                118,950,423
                                                                             --------------
COMPUTERS -- 1.4%
  Apple Computer, Inc. (a)..................................         21,600         884,250
  Compaq Computer Corp......................................        267,961      11,237,614
  Data General Corp. (a)....................................          7,900         129,856
  Dell Computer Corp. (a)...................................        203,200      14,871,700
  Gateway 2000, Inc. (a)....................................         25,100       1,284,806
  Hewlett-Packard Co........................................        168,600      11,517,487
  International Business Machines Corp......................        149,800      27,675,550
  Seagate Technology, Inc. (a)..............................         39,300       1,188,825
  Sun Microsystems, Inc. (a)................................         61,200       5,240,250
                                                                             --------------
                                                                                 74,030,338
                                                                             --------------
CONSTRUCTION -- 0.6%
  Centex Corp...............................................          9,600         432,600
  Fluor Corp................................................         13,600         578,850
  Foster Wheeler Corp.......................................          6,600          87,037
  Oakwood Homes Corp........................................        572,000       8,687,250
  Pulte Corp................................................          6,900         191,906
  Standard Pacific Corp.....................................        632,400       8,932,650
  Webb (Del E.) Corp........................................        576,500      15,889,781
                                                                             --------------
                                                                                 34,800,074
                                                                             --------------
CONTAINERS -- 0.2%
  Ball Corp.................................................          4,900         224,175
  Bemis Co., Inc............................................          8,600         326,262
  Crown Cork & Seal Co., Inc................................         20,800         640,900
  Owens-Illinois, Inc. (a)..................................        260,800       7,987,000
  Sealed Air Corp...........................................         13,400         684,237
                                                                             --------------
                                                                                  9,862,574
                                                                             --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)......................          9,200         245,525
  Avon Products, Inc........................................         42,800       1,893,900
  Colgate-Palmolive Co......................................         47,900       4,448,712
  Gillette Co...............................................        181,600       8,773,550
  International Flavors & Fragrances, Inc...................         17,700         782,119
  Procter & Gamble Co.......................................        216,700      19,787,419
                                                                             --------------
                                                                                 35,931,225
                                                                             --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.......................................         17,300         779,581
  Pitney Bowes, Inc.........................................         44,400       2,933,175
  Xerox Corp................................................         52,800       6,230,400
                                                                             --------------
                                                                                  9,943,156
                                                                             --------------
DIVERSIFIED OPERATIONS -- 1.3%
  Fortune Brands, Inc.......................................         27,800         879,175
  General Electric Corp.....................................        522,400      53,317,450
  Loews Corp................................................        183,800      18,058,350
                                                                             --------------
                                                                                 72,254,975
                                                                             --------------
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
DRUGS AND MEDICAL SUPPLIES -- 3.5%
  Abbott Laboratories.......................................        248,000  $   12,152,000
  Allergan, Inc.............................................         10,600         686,350
  ALZA Corp. (a)............................................         13,900         726,275
  American Home Products Corp...............................        210,700      11,865,044
  Amgen, Inc. (a)...........................................         41,700       4,360,256
  Bard (C.R.), Inc..........................................          9,200         455,400
  Bausch & Lomb, Inc........................................          9,000         540,000
  Baxter International, Inc.................................         45,400       2,919,787
  Becton, Dickinson & Co....................................         39,700       1,694,694
  Biomet, Inc...............................................         18,100         728,525
  Boston Scientific Corp. (a)...............................         63,200       1,694,550
  Bristol-Myers Squibb Co...................................        159,700      21,369,856
  Cardinal Health, Inc......................................         32,250       2,446,969
  Guidant Corp..............................................         24,400       2,690,100
  Johnson & Johnson.........................................        217,200      18,217,650
  Lilly (Eli) & Co..........................................        176,900      15,721,987
  Mallinckrodt, Inc.........................................         11,800         363,587
  Medtronic, Inc............................................         75,900       5,635,575
  Merck & Co., Inc..........................................        191,200      28,237,850
  Pfizer, Inc...............................................        210,500      26,404,594
  Pharmacia & Upjohn, Inc...................................         82,300       4,660,237
  Schering-Plough Corp......................................        237,400      13,116,350
  St. Jude Medical, Inc. (a)................................         14,900         412,544
  Warner-Lambert Co.........................................        132,400       9,954,825
                                                                             --------------
                                                                                187,055,005
                                                                             --------------
ELECTRONICS -- 1.3%
  Advanced Micro Devices, Inc. (a)..........................         23,000         665,562
  AMP Inc...................................................         35,700       1,858,631
  Applied Materials, Inc. (a)...............................         59,400       2,535,637
  Belden, Inc...............................................        275,600       5,839,275
  EG&G, Inc.................................................          7,300         203,031
  Emerson Electric Co.......................................         71,900       4,498,244
  Grainger (W.W.), Inc......................................         16,100         670,162
  Harris Corp...............................................         13,000         476,125
  Honeywell, Inc............................................         20,600       1,551,437
  Intel Corp................................................        269,700      31,976,306
  KLA-Tencor Corp. (a)......................................         13,700         594,237
  LSI Logic Corp. (a).......................................         23,000         370,875
  Micron Technology, Inc....................................         34,300       1,734,294
  Motorola, Inc.............................................         96,800       5,910,850
  National Semiconductor Corp. (a)..........................         26,700         360,450
  Perkin-Elmer Corp.........................................          7,900         770,744
  Rockwell International Corp...............................         32,500       1,578,281
  Solectron Corp............................................          5,200         483,275
  Tektronix, Inc............................................          8,200         246,512
  Texas Instruments, Inc....................................         63,200       5,407,550
  Thomas & Betts Corp.......................................          9,000         389,812
                                                                             --------------
                                                                                 68,121,290
                                                                             --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holding, Inc. (a)............................        244,900       6,061,275
                                                                             --------------
ENVIRONMENTAL SERVICES -- 0.2%
  Browning-Ferris Industries, Inc...........................         29,800         847,437
  Waste Management, Inc.....................................        256,562      11,962,203
                                                                             --------------
                                                                                 12,809,640
                                                                             --------------
FINANCIAL SERVICES -- 3.0%
  American Express Co.......................................         73,300       7,494,925
  Associates First Capital Corp.............................        112,390       4,762,526
  Bear Stearns Companies, Inc...............................         17,500         654,062
  Block (H.R.), Inc.........................................         17,000         765,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
FINANCIAL SERVICES (CONT'D.)
  Capital One Financial Corp................................         10,200  $    1,173,000
  Citigroup, Inc............................................        584,451      28,930,324
  Countrywide Credit Industries, Inc........................         17,600         883,300
  Dun & Bradstreet Corp.....................................         27,600         871,125
  Federal Home Loan Mortgage Corp...........................        109,600       7,062,350
  Federal National Mortgage Association.....................        167,500      12,395,000
  Fifth Third Bancorp.......................................         41,100       2,930,944
  Franklin Resources, Inc...................................         41,000       1,312,000
  Household International, Inc..............................         78,392       3,106,283
  Lehman Brothers Holdings, Inc.............................        724,900      31,940,906
  MBNA Corp.................................................        121,800       3,037,387
  Merrill Lynch & Co., Inc..................................        294,000      19,624,500
  Morgan Stanley Dean Witter & Co...........................        317,795      22,563,445
  Paychex, Inc..............................................         23,000       1,183,062
  Schwab (Charles) Corp. (a)................................         64,500       3,624,094
  SLM Holding Corp..........................................         26,000       1,248,000
  State Street Corp.........................................         26,100       1,815,581
  SunAmerica, Inc...........................................         31,700       2,571,662
  Transamerica Corp.........................................         10,200       1,178,100
  Washington Mutual, Inc....................................         92,336       3,526,081
                                                                             --------------
                                                                                164,653,657
                                                                             --------------
FOOD & BEVERAGES -- 2.3%
  Anheuser-Busch Companies, Inc.............................         79,400       5,210,625
  Archer-Daniels-Midland Co.................................        101,115       1,737,914
  Bestfoods.................................................         46,700       2,486,775
  Brown-Forman Corp. (Class "B" Stock)......................         11,200         847,700
  Campbell Soup Co..........................................         74,000       4,070,000
  Coca-Cola Co..............................................        395,900      26,475,812
  Coca-Cola Enterprises, Inc................................         62,000       2,216,500
  ConAgra, Inc..............................................         77,100       2,428,650
  Coors (Adolph) Co. (Class "B" Stock)......................          6,000         338,625
  General Mills, Inc........................................         25,700       1,998,175
  Heinz (H.J.) & Co.........................................         59,300       3,357,862
  Hershey Foods Corp........................................         23,200       1,442,750
  Kellogg Co................................................         66,600       2,272,725
  PepsiCo, Inc..............................................        240,300       9,837,281
  Pioneer Hi-Bred International, Inc........................         39,600       1,069,200
  Quaker Oats Co............................................         22,400       1,332,800
  Ralston-Ralston Purina Group..............................         52,000       1,683,500
  RJR Nabisco Holdings Corp.................................      1,124,200      33,374,688
  Sara Lee Corp.............................................        149,600       4,216,850
  Seagram Co., Ltd..........................................         57,800       2,196,400
  Sysco Corp................................................         55,200       1,514,550
  Whitman Corp..............................................        545,200      13,834,450
  Wrigley (William) Jr. Co..................................         18,800       1,683,775
                                                                             --------------
                                                                                125,627,607
                                                                             --------------
FOREST PRODUCTS -- 1.5%
  Boise Cascade Corp........................................        669,400      20,751,400
  Champion International Corp...............................        404,400      16,378,200
  Fort James Corp...........................................         35,200       1,408,000
  Georgia-Pacific Corp......................................         15,000         878,437
  International Paper Co....................................         49,000       2,195,812
  Louisiana-Pacific Corp....................................        706,600      12,939,612
  Mead Corp.................................................        406,800      11,924,325
  Potlatch Corp.............................................          4,700         173,312
  Temple-Inland, Inc........................................          9,100         539,744
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------

FOREST PRODUCTS (CONT'D.)
  Union Camp Corp...........................................         11,300  $      762,750
  Westvaco Corp.............................................         16,600         445,087
  Weyerhaeuser Co...........................................         32,300       1,641,244
  Willamette Industries, Inc................................        302,500      10,133,750
                                                                             --------------
                                                                                 80,171,673
                                                                             --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group.....................................         13,500         779,625
  Consolidated Natural Gas Co...............................         15,500         837,000
  Peoples Energy Corp.......................................          5,700         227,287
  Sempra Energy.............................................         37,053         940,220
  Sonat, Inc................................................         17,800         481,712
  Williams Companies, Inc...................................         66,600       2,077,087
                                                                             --------------
                                                                                  5,342,931
                                                                             --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp..............................        911,500      22,559,625
  HBO & Co..................................................         71,300       2,045,419
  Healthsouth Corp. (a).....................................         65,700       1,014,244
  Humana, Inc. (a)..........................................         26,600         473,812
  IMS Health, Inc...........................................         26,300       1,984,006
  Manor Care, Inc...........................................         13,300         390,687
  Service Corp. International...............................         40,800       1,552,950
  Shared Medical Systems Corp...............................          4,200         209,475
  Tenet Healthcare Corp. (a)................................         49,700       1,304,625
                                                                             --------------
                                                                                 31,534,843
                                                                             --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
  Clorox Co.................................................         16,700       1,950,769
  Kimberly-Clark Corp.......................................         90,100       4,910,450
  Leggett & Platt, Inc......................................        470,800      10,357,600
                                                                             --------------
                                                                                 17,218,819
                                                                             --------------
HOUSING RELATED -- 1.3%
  Armstrong World Industries, Inc...........................          6,500         392,031
  Fleetwood Enterprises, Inc................................          6,100         211,975
  Hanson, PLC, ADR, (United Kingdom)........................      1,221,100      47,622,900
  Kaufman & Broad Home Corp.................................          6,400         184,000
  Lowe's Companies, Inc.....................................         56,800       2,907,450
  Masco Corp................................................         53,500       1,538,125
  Maytag Corp...............................................         15,400         958,650
  Owens Corning.............................................        413,400      14,649,862
  Stanley Works.............................................         14,400         399,600
  Tupperware Corp...........................................          9,900         162,731
  Whirlpool Corp............................................         12,100         670,037
                                                                             --------------
                                                                                 69,697,361
                                                                             --------------
INSURANCE -- 2.3%
  Aetna, Inc................................................         24,100       1,894,862
  Allstate Corp.............................................        135,800       5,245,275
  American General Corp.....................................         41,100       3,205,800
  American International Group, Inc.........................        169,200      16,348,950
  Aon Corp..................................................         27,100       1,500,662
  Berkley (W.R.) Corp.......................................        175,850       5,989,891
  Berkshire Hathaway, Inc. (Class "B" Stock)................            494       1,159,725
  Chubb Corp................................................         27,600       1,790,550
  CIGNA Corp................................................         36,000       2,783,250
  Cincinnati Financial Corp.................................         26,700         977,887
  Conseco, Inc..............................................         50,687       1,549,121
  Financial Security Assurance Holdings Ltd.................        140,100       7,600,425

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
INSURANCE (CONT'D.)
  Hartford Financial Services Group, Inc....................         38,300  $    2,101,712
  Jefferson-Pilot Corp......................................         17,200       1,290,000
  Lincoln National Corp.....................................         16,600       1,358,087
  Marsh & McLennan Companies, Inc...........................         41,300       2,413,469
  MBIA, Inc.................................................         15,900       1,042,444
  Magic Investment Corp.....................................         18,500         736,531
  Progressive Corp..........................................         11,700       1,981,687
  Provident Companies, Inc..................................        238,400       9,893,600
  Reinsurance Group of America, Inc.........................        474,600      33,222,000
  SAFECO Corp...............................................         22,900         983,269
  St. Paul Companies, Inc...................................         37,400       1,299,650
  TIG Holdings, Inc.........................................        351,200       5,465,550
  Torchmark Corp............................................         22,700         801,594
  Trenwick Group, Inc.......................................        273,300       8,916,413
  United Healthcare Corp....................................         30,500       1,313,406
  UNUM Corp.................................................         22,500       1,313,438
                                                                             --------------
                                                                                124,179,248
                                                                             --------------
INTRUMENTS - CONTROLS -- 0.1%
  Parker-Hannifin Corp......................................        194,900       6,382,975
                                                                             --------------
LEISURE -- 0.3%
  Brunswick Corp............................................         16,200         400,950
  Carnival Corp. (Class "A" Stock)..........................         78,500       3,768,000
  Disney (Walt) Co..........................................        328,300       9,849,000
  Harrah's Entertainment, Inc. (a)..........................         16,400         257,275
  Hilton Hotels Corp........................................         40,600         776,475
  King World Productions, Inc...............................         11,900         350,306
  Marriott International, Inc. (Class "A" Stock)............         41,400       1,200,600
  Mirage Resorts, Inc. (a)..................................         29,100         434,681
                                                                             --------------
                                                                                 17,037,287
                                                                             --------------
MACHINERY -- 0.6%
  Briggs & Stratton Corp....................................          4,000         199,500
  Case Corp.................................................        369,200       8,053,175
  Caterpillar, Inc..........................................         60,400       2,778,400
  Cooper Industries, Inc....................................         19,600         934,675
  Deere & Co................................................         40,500       1,341,563
  Dover Corp................................................         36,100       1,322,163
  DT Industries, Inc........................................        146,800       2,312,100
  Eaton Corp................................................         11,600         819,975
  Global Industrial Technologies, Inc. (a)..................        258,100       2,758,444
  Harnischfeger Industries, Inc.............................          7,800          79,463
  Ingersoll-Rand Co.........................................         26,900       1,262,619
  Milacron, Inc.............................................          6,400         123,200
  Paxar Corp................................................        954,575       8,531,514
  Snap-On, Inc..............................................          9,900         344,644
  Timken Co.................................................         10,200         192,525
                                                                             --------------
                                                                                 31,053,960
                                                                             --------------
MANUFACTURING -- 0.5%
  Flowserve Corp............................................        161,991       2,682,976
  Hussmann International, Inc...............................        272,600       5,281,625
  Illinois Tool Works, Inc..................................         40,400       2,343,200
  Smith (A.O.) Corp.........................................        433,350      10,644,159
  Tyco International Ltd....................................        102,157       7,706,469
                                                                             --------------
                                                                                 28,658,429
                                                                             --------------
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
MEDIA -- 2.2%
  CBS Corp. (a).............................................        910,000  $   29,802,500
  Central Newspapers, Inc.(Class "A" Stock).................        205,300      14,666,119
  Clear Channel Communications, Inc. (a)....................         40,000       2,180,000
  Comcast Corp. (Special Class "A" Stock)...................         57,600       3,380,400
  Donnelley (R.R.) & Sons Co................................         23,700       1,038,356
  Dow Jones & Co., Inc......................................         15,600         750,750
  Gannett Co., Inc..........................................         46,000       3,044,625
  Houghton Mifflin Co.......................................        240,700      11,373,075
  Interpublic Group of Companies, Inc.......................         21,200       1,690,700
  Knight-Ridder, Inc........................................        251,600      12,863,051
  Lee Enterprises, Inc......................................        208,900       6,580,350
  McGraw-Hill, Inc..........................................         16,100       1,640,188
  Mediaone Group, Inc.......................................         98,500       4,629,500
  Meredith Corp.............................................          8,600         325,725
  New York Times Co. (Class "A" Stock)......................         31,200       1,082,250
  Tele-Communications, Inc. (Class "A" Stock) (a)...........         82,268       4,550,449
  Time Warner, Inc..........................................        189,400      11,754,638
  Times Mirror Co. (Class "A" Stock)........................         14,300         800,800
  Tribune Co................................................         19,900       1,313,400
  Viacom, Inc. (Class "B" Stock) (a)........................         57,300       4,240,200
                                                                             --------------
                                                                                117,707,076
                                                                             --------------
METALS-FERROUS -- 0.8%
  AK Steel Holding Corp.....................................        880,000      20,680,000
  Allegheny Teledyne, Inc...................................         31,800         649,913
  Bethlehem Steel Corp. (a).................................        924,400       7,741,851
  LTV Corp..................................................        841,400       4,890,638
  Material Sciences Corp. (a)...............................        397,900       3,382,150
  National Steel Corp. (Class "B" Stock) (a)................        172,800       1,231,200
  Nucor Corp................................................         14,200         614,150
  USX-U.S. Steel Group, Inc.................................        291,100       6,695,300
  Worthington Industries, Inc...............................         15,700         196,250
                                                                             --------------
                                                                                 46,081,452
                                                                             --------------
METALS-NON FERROUS -- 1.0%
  Alcan Aluminum Ltd........................................         36,900         998,606
  Aluminum Company of America...............................        678,200      50,568,287
  Cyprus Amax Minerals Co...................................         15,100         151,000
  Inco Ltd..................................................         27,000         285,188
  Reynolds Metals Co........................................         11,900         626,981
                                                                             --------------
                                                                                 52,630,062
                                                                             --------------
MINERAL RESOURCES
  ASARCO, Inc...............................................          6,500          97,906
  Burlington Resources, Inc.................................         28,600       1,024,237
  Homestake Mining Co.......................................         34,300         315,131
  Phelps Dodge Corp.........................................          9,500         483,313
                                                                             --------------
                                                                                  1,920,587
                                                                             --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.9%
  AES Corp..................................................         25,000       1,184,375
  Coltec Industries, Inc....................................        179,200       3,494,400
  Crane Co..................................................         11,100         335,081
  Danaher Corp..............................................         14,000         760,375
  Donaldson Co., Inc........................................        448,600       9,308,450
  Ecolab, Inc...............................................         20,900         756,319

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY (CONT'D.)
  IDEX Corp.................................................        246,700  $    6,044,150
  ITT Industries, Inc.......................................         19,300         767,175
  Laidlaw, Inc..............................................         53,300         536,331
  Mark IV Industries, Inc...................................        355,500       4,621,500
  Millipore Corp............................................          7,000         199,063
  NACCO Industries, Inc. (Class "A" Stock)..................          1,300         119,600
  Pall Corp.................................................         20,200         511,313
  PPG Industries, Inc.......................................         28,900       1,683,425
  Textron, Inc..............................................         26,700       2,027,531
  Thermo Electron Corp. (a).................................         25,800         436,988
  Trinity Industries, Inc...................................        214,100       8,242,850
  Wolverine Tube, Inc. (a)..................................        155,300       3,261,300
  York International Corp...................................        110,600       4,513,863
                                                                             --------------
                                                                                 48,804,089
                                                                             --------------
MISCELLANEOUS - CONSUMER GROWTH/STAPLE -- 0.6%
  American Greetings Corp. (Class "A" Stock)................         11,800         484,538
  Black & Decker Corp.......................................         15,400         863,362
  Corning, Inc..............................................         37,400       1,683,000
  Eastman Kodak Co..........................................        195,400      14,068,800
  Jostens, Inc..............................................          6,300         164,981
  Minnesota Mining & Manufacturing Co.......................         66,200       4,708,475
  Polaroid Corp.............................................          7,300         136,419
  Rubbermaid, Inc...........................................         24,300         763,931
  Unilever N.V., ADR, (United Kingdom)......................        103,800       8,608,913
                                                                             --------------
                                                                                 31,482,419
                                                                             --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc..............................................         27,600         940,125
                                                                             --------------
OIL & GAS -- 2.4%
  Amerada Hess Corp.........................................         14,800         736,300
  Amoco Corp................................................        154,200       9,309,825
  Anadarko Petroleum Corp...................................         19,400         598,975
  Ashland, Inc..............................................         12,200         590,175
  Atlantic Richfield Co.....................................         52,000       3,393,000
  Basin Exploration, Inc. (a)...............................         71,400         896,963
  Cabot Oil & Gas Corp. (Class "A" Stock)...................        363,800       5,457,000
  Chevron Corp..............................................        106,500       8,832,844
  Coastal Corp..............................................         34,500       1,205,344
  Eastern Enterprises.......................................          3,300         144,375
  Enron Oil & Gas Co........................................        198,700       3,427,575
  Exxon Corp................................................        393,100      28,745,438
  Kerr-McGee Corp...........................................          7,700         294,525
  Mobil Corp................................................        125,500      10,934,188
  Murphy Oil Corp...........................................        114,000       4,702,500
  NICOR, Inc................................................          7,800         329,550
  Noble Affiliates, Inc.....................................        208,900       5,144,163
  Phillips Petroleum Co.....................................         42,600       1,815,825
  Pioneer Natural Resources Co..............................      1,488,431      13,023,771
  Royal Dutch Petroleum Co..................................        345,700      16,550,388
  Seagull Energy Corp. (a)..................................        245,500       1,549,719
  Sunoco, Inc...............................................         15,300         551,756
  Texaco, Inc...............................................         87,700       4,637,138
  Union Pacific Resources Group, Inc........................         41,200         373,375
  Unocal Corp...............................................         39,900       1,164,581
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------

OIL & GAS (CONT'D.)
  USX-Marathon Group........................................         46,800  $    1,409,850
  Western Gas Resources, Inc................................        423,100       2,432,825
                                                                             --------------
                                                                                128,251,968
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.7%
  Elf Aquitaine SA, ADR, (France)...........................        513,400      29,071,275
  Occidental Petroleum Corp.................................         57,100         963,563
  Oryx Energy Co. (a).......................................        524,100       7,042,594
                                                                             --------------
                                                                                 37,077,432
                                                                             --------------
OIL & GAS SERVICES -- 1.3%
  Apache Corp...............................................         15,500         392,344
  Baker Hughes, Inc.........................................         51,340         908,076
  Enron Corp................................................         53,200       3,035,725
  Halliburton Co............................................         70,900       2,100,413
  Helmerich & Payne, Inc....................................          8,200         158,875
  J. Ray McDermott, SA......................................        672,900      16,443,994
  McDermott International, Inc..............................      1,745,600      43,094,501
  ONEOK, Inc................................................          5,000         180,625
  Rowan Companies, Inc. (a).................................         14,100         141,000
  Schlumberger Ltd..........................................         85,800       3,957,525
                                                                             --------------
                                                                                 70,413,078
                                                                             --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd.....................................        340,400       2,808,300
  Barrick Gold Corp.........................................         60,400       1,177,800
  Battle Mountain Gold Co...................................         37,200         153,450
  Freeport-McMoRan Copper & Gold, Inc. (Class "B" Stock)....         31,400         327,738
  Newmont Mining Corp.......................................         25,400         458,788
  Placer Dome, Inc..........................................         40,000         460,000
                                                                             --------------
                                                                                  5,386,076
                                                                             --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp.........................         75,900       2,561,625
  CSX Corp..................................................         35,400       1,469,100
  Norfolk Southern Corp.....................................         61,100       1,936,106
  Union Pacific Corp........................................         40,000       1,802,500
                                                                             --------------
                                                                                  7,769,331
                                                                             --------------
REAL ESTATE DEVELOPMENT -- 1.2%
  Crescent Operating, Inc...................................         67,240         319,390
  Crescent Real Estate Equities Co..........................      1,377,600      31,684,800
  Equity Residential Properties Trust.......................        150,900       6,102,019
  Vornado Operating, Inc. (a)...............................         20,000         161,250
  Vornado Realty Trust (a)..................................        745,100      25,147,125
                                                                             --------------
                                                                                 63,414,584
                                                                             --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc...................................         19,000         342,000
  McDonald's Corp...........................................        111,700       8,559,013
  Tricon Global Restaurants, Inc. (a).......................         24,600       1,233,075
  Wendy's International, Inc................................         21,500         468,969
                                                                             --------------
                                                                                 10,603,057
                                                                             --------------
RETAIL -- 3.7%
  Albertson's, Inc..........................................         39,800       2,534,763
  American Stores Co........................................         44,300       1,636,331
  AutoZone, Inc. (a)........................................         24,600         810,263
  Bombay Co., Inc. (a)......................................        571,600       3,179,525
  Charming Shoppes, Inc. (a)................................      3,332,400      14,370,975
  Circuit City Stores, Inc..................................         16,000         799,000
  Consolidated Stores Corp..................................         17,400         351,263
  Costco Companies, Inc. (a)................................         34,700       2,504,906

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
RETAIL (CONT'D.)
  CVS Corp..................................................         62,000  $    3,410,000
  Dayton-Hudson Corp........................................         70,800       3,840,900
  Designs, Inc. (a).........................................        203,900         395,056
  Dillard's, Inc............................................        148,300       4,208,013
  Dollar General Corp.......................................         27,500         649,688
  Federated Department Stores, Inc. (a).....................         34,000       1,481,125
  Fred Meyer, Inc...........................................         23,000       1,385,750
  Great Atlantic & Pacific Tea Co., Inc.....................          6,200         183,675
  Harcourt General, Inc.....................................         11,500         611,656
  Home Depot, Inc...........................................        237,200      14,513,675
  IKON Office Solutions, Inc................................         21,800         186,663
  J.C. Penney Co., Inc......................................         40,500       1,898,438
  Jan Bell Marketing, Inc. (a)..............................        295,700       1,903,569
  Kmart Corp. (a)...........................................      2,576,000      39,445,000
  Kohl's Corp. (a)..........................................         25,200       1,548,225
  Kroger Co. (a)............................................         41,300       2,498,650
  Liz Claiborne, Inc........................................         10,900         344,031
  Longs Drug Stores, Inc....................................          6,300         236,250
  May Department Stores Co..................................         37,500       2,264,063
  Newell Co.................................................         25,800       1,064,250
  Nordstrom, Inc............................................         28,900       1,002,469
  Pep Boys - Manny, Moe & Jack..............................         10,300         161,581
  Phillips-Van Heusen Corp..................................        389,200       2,797,375
  Rite Aid Corp.............................................         41,800       2,071,713
  Safeway, Inc. (a).........................................         72,000       4,387,500
  Sears, Roebuck & Co.......................................         63,500       2,698,750
  Sherwin-Williams Co.......................................         28,000         822,500
  Staples, Inc. (a).........................................         43,000       1,878,563
  Supervalu, Inc............................................         19,400         543,200
  Tandy Corp................................................         16,700         687,831
  The Gap, Inc..............................................         96,300       5,416,875
  The Limited, Inc..........................................        826,500      24,071,813
  TJX Companies, Inc........................................         52,400       1,519,600
  Toys 'R' Us, Inc. (a).....................................        404,100       6,819,188
  Wal-Mart Stores, Inc......................................        360,200      29,333,788
  Walgreen Co...............................................         80,300       4,702,569
  Winn-Dixie Stores, Inc....................................         24,100       1,081,488
                                                                             --------------
                                                                                198,252,506
                                                                             --------------
RUBBER -- 0.2%
  Cooper Tire & Rubber Co...................................         12,800         261,600
  Goodyear Tire & Rubber Co.................................        186,400       9,401,550
                                                                             --------------
                                                                                  9,663,150
                                                                             --------------
TELECOMMUNICATIONS -- 3.4%
  Airtouch Communications, Inc. (a).........................         91,400       6,592,225
  Alcatel Alsthom, ADR, (France)............................        513,000      12,536,438
  Alltel Corp...............................................         43,000       2,571,938
  Ameritech Corp............................................        177,500      11,249,063
  Andrew Corp. (a)..........................................         14,300         235,950
  Ascend Communications, Inc. (a)...........................         31,300       2,057,975
  AT&T Corp.................................................        290,800      21,882,700
  Bell Atlantic Corp........................................        251,800      14,305,388
  BellSouth Corp............................................        316,000      15,760,500
  Deutsche Telekom AG, ADR, (Germany).......................        185,000       6,058,750
  Frontier Corp.............................................         26,700         907,800
  General Instrument Corp...................................         24,000         814,500
  GTE Corp..................................................        155,300      10,473,044
  Lucent Technologies, Inc..................................        211,000      23,210,000
                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
TELECOMMUNICATIONS (CONT'D.)
  MCI WorldCom, Inc.........................................        287,270  $   20,611,623
  Nextel Communications, Inc. (Class "A" Stock) (a).........         42,500       1,004,063
  Northern Telecom Ltd......................................        105,800       5,303,225
  SBC Communications, Inc...................................        313,200      16,795,350
  Scientific-Atlanta, Inc...................................         12,800         292,000
  Sprint Corp...............................................         69,700       5,863,513
  Sprint Corp. (PCS Group)..................................         46,850       1,083,406
  Tellabs, Inc. (a).........................................         30,600       2,098,013
  US West, Inc..............................................         80,441       5,198,500
                                                                             --------------
                                                                                186,905,964
                                                                             --------------
TEXTILES -- 0.1%
  National Service Industries, Inc..........................          6,900         262,200
  Pillowtex Corp. (a).......................................         73,932       1,977,681
  Russell Corp..............................................          5,900         119,844
  Springs Industries, Inc...................................          3,300         136,744
  Tultex Corp. (a)..........................................        362,600         317,275
  VF Corp...................................................         19,800         928,125
                                                                             --------------
                                                                                  3,741,869
                                                                             --------------
TOBACCO -- 0.8%
  Philip Morris Co., Inc....................................        801,400      42,874,900
  UST, Inc..................................................         29,800       1,039,275
                                                                             --------------
                                                                                 43,914,175
                                                                             --------------
TOYS
  Hasbro, Inc...............................................         21,600         780,300
  Mattel, Inc...............................................         47,200       1,076,750
                                                                             --------------
                                                                                  1,857,050
                                                                             --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).................................         23,800       2,118,200
  Ryder System, Inc.........................................         12,400         322,400
  Yellow Corp. (a)..........................................        178,700       3,417,638
                                                                             --------------
                                                                                  5,858,238
                                                                             --------------
UTILITY - ELECTRIC -- 0.7%
  Ameren Corp...............................................         22,200         947,663
  American Electric Power Co., Inc..........................         30,700       1,444,819
  Baltimore Gas & Electric Co...............................         24,000         741,000
  Carolina Power & Light Co.................................         24,400       1,148,325
  Central & South West Corp.................................         34,400         943,850
  CINergy Corp..............................................         25,600         880,000
  Consolidated Edison, Inc..................................         38,100       2,014,538
  Dominion Resources, Inc...................................         31,400       1,467,950
  DTE Energy Co.............................................         23,500       1,007,563
  Duke Energy Corp..........................................         58,300       3,734,844
  Edison International......................................         58,900       1,641,838
  Entergy Corp..............................................         39,600       1,232,550
  FirstEnergy Corp. (a).....................................         37,300       1,214,581
  FPL Group, Inc............................................         29,500       1,817,938
  GPU, Inc..................................................         20,600         910,263
  Houston Industries, Inc...................................         47,600       1,529,150
  New Century Energies, Inc.................................         15,000         731,250
  Niagara Mohawk Power Corp. (a)............................         24,300         391,838
  Northern States Power Co..................................         24,200         671,550
  Pacific Gas & Electric Co.................................         61,800       1,946,700
  PacifiCorp................................................         48,100       1,013,106
  PECO Energy Co............................................         36,100       1,502,663
  PP&L Resources, Inc.......................................         26,900         749,838
  Public Service Enterprise Group, Inc......................         37,600       1,504,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

DECEMBER 31, 1998

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
UTILITY - ELECTRIC (CONT'D.)
  Southern Co...............................................        111,800  $    3,249,188
  Texas Utilities Co........................................         44,500       2,077,594
  Unicom Corp...............................................         35,100       1,353,544
                                                                             --------------
                                                                                 37,868,143
                                                                             --------------
TOTAL COMMON STOCKS
  (cost $2,611,554,092)....................................................   2,858,308,143
                                                                             --------------
PREFERRED STOCKS -- 0.8%
FINANCIAL SERVICES -- 0.5%
  Central Hispano Capital Corp. (Portugal)..................      1,000,000      25,000,000
                                                                             --------------
TELECOMMUNICATIONS -- 0.3%
  Telecomunicacoes Brasileiras S.A., ADR (Brazil)...........        223,400      16,238,388
                                                                             --------------
TOTAL PREFERRED STOCKS
  (cost $47,988,630).......................................................      41,238,388
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
LONG-TERM BONDS -- 35.1%                            (UNAUDITED)     (000)
                                                    ------------  ---------
AEROSPACE -- 0.7%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  14,000      14,122,920
    6.40%, 12/15/18...............................      Baa1         25,000      24,812,500
                                                                             --------------
                                                                                 38,935,420
                                                                             --------------
AIRLINES -- 2.3%
  Continental Airlines, Inc.,
    8.00%, 12/15/05...............................      Ba2          15,000      14,821,500
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      24,187,118
    10.375%, 02/01/11.............................      Ba1          31,250      39,896,250
  United Airlines, Inc.,
    10.67%, 05/01/04..............................      Baa3         19,500      23,072,400
    11.21%, 05/01/14..............................      Baa3         17,500      22,981,000
                                                                             --------------
                                                                                124,958,268
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.2%
  California Infrastructure,
    1997-1 6.17%, 03/25/03........................       A3           4,000       4,049,040
  Standard Credit Card Master Trust, 1993-2A
    5.95%, 10/07/04...............................      Aaa           4,500       4,566,060
                                                                             --------------
                                                                                  8,615,100
                                                                             --------------
AUTO - CARS & TRUCKS -- 0.2%
  Navistar International Corp.,
    7.00%, 02/01/03...............................      Ba1          11,500      11,501,797
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 1.9%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................       NR           5,500       5,390,000
  Bank of Nova Scotia (Canada),
    6.50%, 07/15/07...............................       A1           5,400       5,437,692
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
  Bayerische Landesbank Girozentrale (Germany),
    5.875%, 12/01/08..............................      Aaa       $  12,500  $   12,780,000
  Capital One Bank,
    6.844%, 06/13/00..............................      Baa3         23,900      24,081,401
  Central Hispano Financial Services (Portugal),
    6.188%, 04/28/05..............................       A3           5,000       4,966,600
  Citicorp, M.T.N.,
    6.375%, 11/15/08..............................       A1          12,500      12,924,625
  Kansallis-Osake-Pankki (Finland),
    8.65%, 01/01/49...............................      Baa1          9,000       9,132,480
  National Australia Bank (Australia),
    6.40%, 12/10/07...............................       A1           8,700       8,874,000
    6.60%, 12/10/07...............................       A1           5,000       5,182,500
  Okobank (Finland),
    6.75%, 09/27/49...............................       A3          16,250      16,233,750
                                                                             --------------
                                                                                105,003,048
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.0%
  Cable & Wire Communications PLC (United
    Kingdom),
    6.75%, 12/01/08...............................      Baa1         12,100      12,334,740
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Ba2           5,100       5,409,876
  Rogers Cablesystems, Inc. (Canada),
    10.00%, 03/15/05..............................      Ba3           2,000       2,240,000
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Ba1           8,500       8,706,125
    7.375%, 02/15/00..............................      Ba1           6,000       6,130,500
    9.875%, 06/15/22..............................      Baa3         12,878      18,257,784
                                                                             --------------
                                                                                 53,079,025
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.3%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         13,750      13,607,550
                                                                             --------------
CONSULTING -- 0.6%
  Comdisco, Inc.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.32%, 11/27/00...............................      Baa1         19,000      19,088,540
    6.375%, 11/30/01..............................      Baa1          2,700       2,711,691
                                                                             --------------
                                                                                 34,268,981
                                                                             --------------
CONSUMER SERVICES -- 0.6%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba3          20,000      16,800,000
    7.60%, 06/01/08...............................      Ba3          16,200      12,798,000
  Service Corp. International,
    7.00%, 06/01/15...............................       A3           2,500       2,588,375
                                                                             --------------
                                                                                 32,186,375
                                                                             --------------
CONTAINERS -- 0.7%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          40,000      40,088,400
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
DRUGS & MEDICAL SUPPLIES -- 0.1%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 (b)...........................      Baa2      $   8,000  $    7,876,500
                                                                             --------------
FINANCIAL SERVICES -- 7.7%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          10,000       9,632,000
  Associates Corp.,
    6.95%, 11/01/18...............................      Aa3          29,000      30,901,820
  AT&T Capital Corp,
    7.50%, 11/15/00...............................      Baa3         40,000      40,489,600
  AT&T Capital Corp., M.T.N.,
    6.25%, 05/15/01...............................      Baa3         16,500      16,275,435
  Calair Capital Corp.,
    8.125%, 04/01/08..............................      Ba2           6,000       5,867,700
  Conseco, Inc.,
    6.40%, 06/15/11...............................      Baa2         25,000      23,972,500
    6.80%, 06/15/05...............................      Baa3          2,000       1,815,600
    8.70%, 11/15/26...............................      Ba2          30,038      27,443,161
    8.796%, 04/01/27..............................      Ba2          10,200       9,325,860
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1           7,740       5,418,000
    8.125%, 04/01/08..............................      Ba1          10,700       7,276,000
    8.375%, 08/15/03..............................      Ba1           8,000       5,600,000
  Enterprise Rent-A-Car USA Finance Co.,
    6.35%, 01/15/01...............................      Baa3         21,000      21,050,610
    6.95%, 03/01/04...............................      Baa2          7,500       7,569,900
    7.00%, 06/15/00...............................      Baa3         13,500      13,557,645
  General Motors Acceptance Corp., M.T.N.,
    5.95%, 04/20/01...............................       A3          14,700      14,817,600
  International Lease Finance Corp.,
    6.00%, 05/15/02...............................       A1          43,100      43,502,123
  Lehman Brothers Holdings, Inc.,
    6.40%, 08/30/00...............................      Baa1         25,650      25,656,413
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,194,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    6.875%, 11/15/18..............................      Aa3          18,500      19,178,025
  Morgan Stanley Dean Witter & Co., M.T.N.,
    5.89%, 03/20/00...............................       A1          15,000      15,105,600
    6.09%, 03/09/11...............................       A1          15,000      15,200,250
  PT Alatief Freeport Co. (Netherlands),
    9.75%, 04/15/01(a)/(c)........................      Ba2           7,600       5,472,000
  Salomon, Inc., M.T.N.,
    6.59%, 02/21/01...............................      Baa1          8,250       8,408,400
    6.75%, 08/15/03...............................      Baa1          5,000       5,162,200
    7.25%, 05/01/01...............................      Baa1          8,625       8,933,430
  Textron Financial Corp.,
    6.05%, 03/16/09 1997-A........................      Aaa          17,639      17,672,740
                                                                             --------------
                                                                                413,499,337
                                                                             --------------
FOREST PRODUCTS -- 0.2%
  Fort James Corp.,
    6.234%, 03/15/11 1997-A.......................      Baa3         11,000      11,103,510
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
INDUSTRIAL -- 2.0%
  Compania Sud Americana de Vapores, S.A. (Chile),
    7.375%, 12/08/03..............................       NR       $   5,650  $    5,070,875
  Scotia Pacific Co.,
    7.71%, 01/20/14...............................       NR           9,800       9,327,248
    7.71%, 01/20/14...............................       NR          29,500      26,428,460
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,297,500
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          20,000      19,785,600
    6.50%, 05/15/03...............................      Ba1          42,000      40,911,780
                                                                             --------------
                                                                                105,821,463
                                                                             --------------
LODGING -- 1.0%
  ITT Corp.,
    6.25%, 11/15/00...............................      Baa2         41,983      40,502,679
    6.75%, 11/15/03...............................      Baa2         14,000      12,891,620
                                                                             --------------
                                                                                 53,394,299
                                                                             --------------
MEDIA -- 1.2%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,496,123
  Time Warner Inc.,
    6.625%, 05/15/29..............................      Baa3         36,000      36,628,560
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          16,850      18,279,386
                                                                             --------------
                                                                                 64,404,069
                                                                             --------------
MISCELLANEOUS -- 0.1%
  Tokai Preferred Capital,
    9.98%, 12/29/49...............................       A3           6,000       5,040,000
                                                                             --------------
OIL & GAS -- 0.1%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,139,880
                                                                             --------------
OIL & GAS SERVICES -- 2.0%
  KN Energy, Inc.,
    6.30%, 03/01/21...............................      Baa2         20,000      20,056,200
  R&B Falcon Corp.,
    6.50%, 04/15/03...............................      Ba1          15,375      13,965,420
    6.75%, 04/15/05...............................      Ba1          30,000      25,800,000
  Seagull Energy Co.,
    7.50%, 09/15/27...............................      Ba1           8,225       7,366,886
  Williams Companies, Inc.,
    5.95%, 02/15/10...............................      Baa2         41,000      41,045,100
                                                                             --------------
                                                                                108,233,606
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 2.1%
  Colonial Realty,
    7.00%, 07/14/07...............................      Baa3          3,350       3,212,349
  EOP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1          6,000       5,900,400
    6.625%, 02/15/05..............................      Bbb          18,187      17,827,443
  Equity Residential Properties Trust,
    6.15%, 09/15/00...............................       A3          25,000      24,835,000
    6.63%, 04/13/15...............................       A3          15,300      15,097,428
  Felcor Suites, L.P.,
    7.375%, 10/01/04..............................      Ba1          25,000      23,812,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2      $   7,500  $    7,157,175
  Simon DeBartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      16,969,750
                                                                             --------------
                                                                                114,812,045
                                                                             --------------
RETAIL -- 2.8%
  Dayton Hudson,
    5.95%, 06/15/00...............................       A3           9,000       9,072,270
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1           3,600       3,880,548
    8.50%, 06/15/03...............................      Ba1          54,890      60,542,572
  Meyer (Fred), Inc.,
    7.15%, 03/01/03...............................      Ba2          12,445      12,947,529
  Saks, Inc.,
    7.50%, 12/01/10...............................      Baa3         29,000      28,997,970
    8.25%, 11/15/08...............................      Baa3         19,700      20,882,000
  Sears Roebuck & Co.,
    6.50%, 12/01/28...............................       A2          17,000      16,686,010
                                                                             --------------
                                                                                153,008,899
                                                                             --------------
TELECOMMUNICATIONS -- 2.1%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Ba2          23,776      25,160,952
    7.60%, 04/01/09...............................      Ba1          12,885      14,601,926
  Qwest Communications International Inc.,
    7.50%, 11/01/08...............................      Ba1          39,000      40,560,000
  Sprint Corp.,
    6.875%, 11/15/28..............................      Baa1         26,000      27,021,800
  Worldcom Inc,
    6.125%, 08/15/01..............................      Baa2          7,600       7,721,448
                                                                             --------------
                                                                                115,066,126
                                                                             --------------
TOBACCO -- 0.6%
  Philip Morris Companies, Inc.,
    6.15%, 03/15/10...............................       A2          20,000      20,166,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          4,600       4,641,722
    9.25%, 08/15/13...............................      Baa3          7,000       7,197,120
                                                                             --------------
                                                                                 32,004,842
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.2%
  Ryder System, Inc.,
    7.51%, 03/24/00...............................      Baa1          3,000       3,076,080
    8.34%, 01/26/00...............................      Baa1          5,000       5,152,750
                                                                             --------------
                                                                                  8,228,830
                                                                             --------------
UTILITIES -- 1.3%
  Calenergy Co., Inc.,
    6.96%, 09/15/03...............................      Ba1          15,000      15,267,450
    8.48%, 09/15/28...............................      Ba1          23,000      25,427,190
  Enersis SA, (Chile)
    7.40%, 12/01/16...............................      Baa1          6,400       5,267,200
  Niagara Mohawk Power,
    7.00%, 10/01/00...............................      Ba3          25,000      25,250,000
                                                                             --------------
                                                                                 71,211,840
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.1%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19.........................                $  11,800  $    3,521,592
  U.S. Treasury Bond,
    6.25%, 08/15/23...............................                   10,000      11,176,600
  U.S. Treasury Note,
    4.75%, 11/15/08 (b)...........................                    3,700       3,728,897
    5.50%, 08/15/28...............................                    2,475       2,590,632
    6.50%, 05/15/05...............................                    9,600      10,521,024
    7.50%, 02/15/05...............................                    3,100       3,549,500
    6.75%, 08/15/26...............................                  109,900     131,656,903
                                                                             --------------
                                                                                166,745,148
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,900,228,227)....................................................   1,896,834,358
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,559,770,949)....................................................   4,796,380,889
                                                                             --------------

SHORT-TERM INVESTMENTS -- 10.9%
COMMERCIAL PAPER -- 0.4%
  Barton Capital Corp,
    5.35%, 01/04/99...............................       P1           1,700       1,699,242
  Campbell Soup Co.
    4.80%, 01/04/99...............................       P1           1,198       1,197,521
  Countrywide Home Loan,
    5.40%, 01/04/99...............................       P2           1,700       1,699,235
  CXC Inc.,
    5.30%, 01/04/99...............................       P1           1,700       1,699,249
  Dover,
    5.30%, 01/04/99...............................       NR           1,700       1,699,249
  Hershey,
    5.00%, 01/04/99...............................       P1           1,427       1,426,405
  John Hancock Capital Corp.,
    5.25%, 01/07/99...............................       P1           1,700       1,698,513
  Novartis Finance Corp.,
    5.25%, 01/04/99...............................       P1           1,500       1,499,344
  Reed Elsevier, Inc.,
    5.05%, 01/04/99...............................       P1           1,700       1,699,285
  SBC Communications,
    5.00%, 01/04/99...............................       P1           1,700       1,699,291
  Sonoco Products,
    5.35%, 01/04/99...............................       P1           1,000         999,554
  Triple-A One Plus Funding,
    5.30%, 01/04/99...............................       P1           1,500       1,499,338
  Xerox Capital Corp,
    5.30%, 01/04/99...............................       P1           1,700       1,699,249
                                                                             --------------
                                                                                 20,215,475
                                                                             --------------
LOAN PARTICIPATIONS
  Alltel Corp.,
    5.75%, 01/04/99...............................       P1           1,700       1,700,000
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 1.2%
  AT&T Capital Corp., M.T.N.,
    6.65%, 04/30/99...............................      Baa3         24,500      24,579,870

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

DECEMBER 31, 1998

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
OTHER CORPORATE OBLIGATIONS (CONT'D.)
  Banco Ganadero, SA, M.T.N., (Colombia),
    9.75%, 08/26/99...............................       NR       $   7,300  $    7,263,500
  Comdisco, Inc.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,541,375
  Okobank (Finland)
    6.793%, 1/14/99 (d)...........................       NR          12,500      12,500,000
  Tele-Communications, Inc.
    6.375%, 09/15/99..............................      Ba1           6,400       6,444,992
                                                                             --------------
                                                                                 63,329,737
                                                                             --------------
U. S. GOVERNMENT OBLIGATION -- 0.4%
  U.S. Treasury Bill,
    4.32%, 03/18/99 (b).........................................        100          99,088
    4.36%, 03/18/99 (b).........................................     22,400      22,193,820
                                                                             --------------
                                                                                 22,292,908
                                                                             --------------
REPURCHASE AGREEMENT -- 8.9%
  Joint Repurchase Agreement Account
    4.693%, 01/04/99 (Note 5)...................................    482,631     482,631,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $590,187,085)......................................................     590,169,120
                                                                             --------------
TOTAL INVESTMENTS -- 99.6%.................................................   5,386,550,009
    (cost $5,149,958,034; Note 6)
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (e)............................................................         809,059
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%......................................................      22,622,320
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,409,981,388
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  AG    Aktiengesellschaft (German Stock Company)
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Issue in default.

(d) Indicates a variable rate security. The maturity date presented for this instrument is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1998.

(e)  Open futures contracts as of December 31, 1998 are as follows:

NUMBER OF                        EXPIRATION    VALUE AT         VALUE AT         APPRECIATION/
CONTRACTS          TYPE             DATE      TRADE DATE   DECEMBER 31, 1998     DEPRECIATION
Long positions:
  1,241      U.S. Treasury Bond    Mar 99    $159,480,156     $158,576,531        $  (903,625)
  1,134           S&P 500 Index    Mar 99     337,073,687      353,099,250         16,025,563
                                                                                ---------------
                                                                                  $15,121,938
                                                                                ---------------
                                                                                ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

                      NOTES TO THE FINANCIAL STATEMENTS OF
   THE CONSERVATIVE BALANCED PORTFOLIO AND THE FLEXIBLE MANAGED PORTFOLIO OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only two Portfolios: Conservative Balanced Portfolio and Flexible Managed Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors. Short-term securities are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

                                       C1

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Conservative Balanced Portfolio and Flexible Managed Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain

                                       C2
portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 FUND                    INVESTMENT ADVISORY FEE
---------------------------------------  ------------------------
Conservative Balanced Portfolio........             0.55%
Flexible Managed Portfolio.............             0.60

The Prudential has agreed to refund to a Portfolio, the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the fiscal year ended December 31, 1998.

PIC is an indirect, wholly-owned subsidiary of The Prudential.

The Series Fund has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expired on December 18, 1998 and has been extended through February 28, 1999 under the same terms. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1998. The Series Fund pays a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

                                       C3

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 1998, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $135,511 in brokerage commissions from transactions executed on behalf of the Conservative Balanced Portfolio and the Flexible Managed Portfolio as follows:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........   $  32,490
Flexible Managed Portfolio.............     103,021
                                         -----------
                                          $ 135,511

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $932,710,000 as of December 31, 1998. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           PRINCIPAL    PERCENTAGE
                                            AMOUNT       INTEREST
                                         -------------  ----------
Conservative Balanced Portfolio........  $ 109,421,000     11.73%
Flexible Managed Portfolio.............    482,631,000     51.75
All other portfolios (currently not
  available to PRUvider)...............    340,658,000     36.52
                                         -------------  ----------
                                         $ 932,710,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 4.75%, in the principal amount of $255,000,000, repurchase price $255,134,583, due 1/4/99. The value of the collateral including accrued interest was $260,454,041.

Credit Suisse First Boston Corp., 4.88%, in the principal amount of $50,000,000, repurchase price $50,027,111, due 1/4/99. The value of the collateral including accrued interest was $52,533,163.

CIBC Oppenheimer, 4.75%, in the principal amount of $255,000,000, repurchase price $255,134,583, due 1/4/99. The value of the collateral including accrued interest was $260,553,672.

SBC Warburg Dillon Reed Inc., 4.70%, in the principal amount of $255,000,000, repurchase price $255,133,167, due 1/4/99. The value of the collateral including accrued interest was $261,037,802.

Morgan (JP) Securities, Inc., 4.35%, in the principal amount of $117,710,000, repurchase price $117,766,893, due 1/4/99. The value of the collateral including accrued interest was $120,272,486.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the fiscal year ended December 31, 1998 were as follows:

Cost of Purchases:

                                          CONSERVATIVE       FLEXIBLE
                                            BALANCED          MANAGED
                                         ---------------  ---------------
Government Securities..................  $ 2,907,392,972  $ 2,497,336,303
Non-Government Securities..............  $ 4,664,947,720  $ 4,533,514,880

Proceeds from Sales:

                                          CONSERVATIVE       FLEXIBLE
                                            BALANCED          MANAGED
                                         ---------------  ---------------
Government Securities..................  $ 2,956,094,381  $ 2,461,697,036
Non-Government Securities..............  $ 4,778,976,239  $ 5,139,626,859

                                       C4

The federal income tax basis and unrealized appreciation (depreciation) of the Fund's investments as of December 31, 1998 were as follows:

                                          CONSERVATIVE       FLEXIBLE
                                            BALANCED          MANAGED
                                         ---------------  ---------------
Gross Unrealized Appreciation..........  $   429,047,409  $   555,358,703
Gross Unrealized Depreciation..........      164,278,673      320,658,740
Total Net Unrealized...................      264,768,736      234,699,963
Tax Basis..............................    4,497,706,049    5,151,850,046

                                       C5

FINANCIAL HIGHLIGHTS

                                                         CONSERVATIVE BALANCED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1998       1997       1996      1995(a)    1994(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   14.97  $   15.52  $   15.31  $   14.10  $   14.91
                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.66       0.76       0.66       0.63       0.53
Net realized and unrealized gains
  (losses) on investments..............       1.05       1.26       1.24       1.78      (0.68)
                                         ---------  ---------  ---------  ---------  ---------
    Total from investment operations...       1.71       2.02       1.90       2.41      (0.15)
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.66)     (0.76)     (0.66)     (0.64)     (0.51)
Distributions from net realized
  gains................................      (0.94)     (1.81)     (1.03)     (0.56)     (0.15)
                                         ---------  ---------  ---------  ---------  ---------
    Total distributions................      (1.60)     (2.57)     (1.69)     (1.20)     (0.66)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year...........  $   15.08  $   14.97  $   15.52  $   15.31  $   14.10
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............      11.74%     13.45%     12.63%     17.27%     (0.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $4,796.0   $4,744.2   $4,478.8   $3,940.8   $3,501.1
Ratios to average net assets:
  Expenses.............................       0.57%      0.56%      0.59%      0.58%      0.61%
  Net investment income................       4.19%      4.48%      4.13%      4.19%      3.61%
Portfolio turnover rate................        167%       295%       295%       201%       125%

FINANCIAL HIGHLIGHTS

                                                           FLEXIBLE MANAGED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1998       1997       1996      1995(a)    1994(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   17.28  $   17.79  $   17.86  $   15.50  $   16.96
                                         ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.58       0.59       0.57       0.56       0.47
Net realized and unrealized gains
  (losses) on investments..............       1.14       2.52       1.79       3.15      (1.02)
                                         ---------  ---------  ---------  ---------  ---------
    Total from investment operations...       1.72       3.11       2.36       3.71      (0.55)
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.59)     (0.58)     (0.58)     (0.56)     (0.45)
Distributions from net realized
  gains................................      (1.85)     (3.04)     (1.85)     (0.79)     (0.46)
                                         ---------  ---------  ---------  ---------  ---------
    Total distributions................      (2.44)     (3.62)     (2.43)     (1.35)     (0.91)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of year...........  $   16.56  $   17.28  $   17.79  $   17.86  $   15.50
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............      10.24%     17.96%     13.64%     24.13%     (3.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $5,410.0   $5,490.1   $4,896.9   $4,261.2   $3,481.5
Ratios to average net assets:
  Expenses.............................       0.61%      0.62%      0.64%      0.63%      0.66%
  Net investment income................       3.21%      3.02%      3.07%      3.30%      2.90%
Portfolio turnover rate................        138%       227%       233%       173%       124%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the Portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Conservative Balanced and Flexible Managed Portfolios (the "Portfolios"), two of the fifteen portfolios that comprise The Prudential Series Fund, Inc. at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended December 31, 1995 for each of the Portfolios were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 12, 1999

                          TAX INFORMATION (UNAUDITED)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1998) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 1998, the Series Fund paid dividends as follows:

                                            ORDINARY DIVIDENDS
                                   ----------------------------
                                                  SHORT-TERM        LONG-TERM        TOTAL
                                     INCOME      CAPITAL GAINS    CAPITAL GAINS    DIVIDENDS
                                   -----------  ---------------  ---------------  -----------
Conservative Balanced Portfolio     $   0.664      $   0.898        $   0.044      $   1.606
Flexible Managed Portfolio              0.586          0.949            0.901          2.436

                                       E1

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER, CFA                       W. SCOTT McDONALD, JR., Ph.D.               E. MICHAEL CAULFIELD
  CHAIRMAN,                                   VICE PRESIDENT,                             EXECUTIVE VICE PRESIDENT,
  THE PRUDENTIAL SERIES FUND, INC.            KALUDIS CONSULTING GROUP                    PRUDENTIAL FINANCIAL MANAGEMENT
                                                                                          THE PRUDENTIAL INSURANCE
                                                                                          COMPANY OF AMERICA

SAUL K. FENSTER, Ph.D.                              JOSEPH WEBER, Ph.D.
  PRESIDENT,                                          VICE PRESIDENT,
  NEW JERSEY INSTITUTE OF TECHNOLOGY                  INTERCLASS (INTERNATIONAL CORPORATE LEARNING)

PRUVIDER(SM)
VARIABLE APPRECIABLE LIFE(R)
INSURANCE


[GRAPHIC OMITTED]




[LOGO]  Prudential


Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 778-2255

SVAL-1SAI Ed. 5/99 CAT# 64M086G

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the PRUvider Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the depositor.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 81 pages.

The Statement of Additional Information consisting of 61 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.   PricewaterhouseCoopers LLP, independent accountants.
     2.   Clifford E. Kirsch, Esq.
     3.   Nancy Davis, FSA, MAAA


The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A.   (1)  Resolution  of Board of  Directors  of Pruco Life  Insurance
                    Company   establishing  the  Pruco  Life  PRUvider  Variable
                    Appreciable Account. (Note 6)
               (2)  Not Applicable.
               (3)  Distributing Contracts:
                    (a)  Distribution   Agreement   between   Pruco   Securities
                         Corporation and Pruco Life Insurance Company. (Note 6)
                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 6)
                    (c)  Schedules of Sales Commissions. (Note 6)
               (4)  Not Applicable.
               (5)  PRUvider Variable Appreciable Life Insurance Contract. (Note
                    6)
               (6)  (a)  Articles  of  Incorporation  of  Pruco  Life  Insurance
                         Company, as amended October 19, 1993. (Note 2)
                    (b) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 7)
               (7)  Not Applicable.
               (8)  Not Applicable.
               (9)  Not Applicable.
               (10) (a)  Application Form. (Note 2)
                    (b) Supplement to the Application for PRUvider Variable Appreciable Life Insurance Contract. (Note 6)
               (11) Form of Notice of Withdrawal Right. (Note 6)

               (12) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 1)

               (13) Available Contract Riders.
                    (a)  Rider for Insured's  Payment of Premium Benefit.  (Note
                         6)
                    (b)  Rider for Applicant's Payment of Premium Benefit. (Note
                         6)
                    (c) Rider for Insured's Accidental Death and Dismemberment Benefit. (Note 6)

                    (d) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 6)
                    (e) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
                    (f) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions. (Note 6)
                    (g) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions or Attained Age Change. (Note 6)
                    (h)  Living Needs Benefit Rider
                         (i)  for use in Florida.  (Note 2)
                         (ii) for  use  in  all  approved  jurisdictions  except
                              Florida.  (Note 2)
                    (i) Rider for Term Insurance Benefit on Life of Insured--Decreasing Amount. (Note 6)
                    (j) Rider for Term Insurance Benefit on Life of Insured Spouse--Decreasing Amount. (Note 6)
                    (k) Endorsement altering the Assignment provision ORD 89224--94-P. (Note 6)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Indemnification Agreement. (Note 6)

     8.   Powers of Attorney.


          (a)      William M. Bethke, Ira J. Kleinman,
                   Esther H. Milnes, I. Edward Price (Note 5)
          (b)      Kiyofumi Sakaguchi  (Note 6)
          (c)      James J. Avery, Jr.  (Note 8)
          (d)      Dennis G. Sullivan (Note 3)




(Note 1)  Filed herewith.
(Note 2) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 6 to Form S-1, Registration No. 33-86780, filed April 16, 1999 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 7 to this Registration Statement, filed April 25, 1996.
(Note 5) Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.
(Note 6) Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 28, 1997.
(Note 7) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997, on behalf of the Pruco Life Insurance Company.
(Note 8) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life PRUvider Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 23rd day of April, 1999.



(Seal)           PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                                  (Registrant)

                        By: PRUCO LIFE INSURANCE COMPANY
                                   (Depositor)

Attest: /s/ Thomas C. Castano        By: /s/ Esther H. Milnes
        ------------------------         ------------------------
        Thomas C. Castano                Esther H. Milnes
        Assistant Secretary              President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 23rd day of April, 1999.


     SIGNATURE AND TITLE


/s/ *
----------------------------------
Esther Milnes
President and Director


/s/ *
----------------------------------
Dennis G. Sullivan
Vice President and Chief
 Accounting Officer


/s/ *
----------------------------------
James J. Avery, Jr.
Director

/s/ *                                    *By: /s/ Thomas C. Castano
----------------------------------            ----------------------------------
William M. Bethke                             Thomas C. Castano
Director                                      (Attorney-in-Fact)

/s/ *
----------------------------------
Ira J. Kleinman
Director


/s/ *
----------------------------------
I. Edward Price
Director

/s/ *
----------------------------------
Kiyofumi Sakaguchi
Director

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 11 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 19, 1999, relating to the financial statements of the Pruco Life PRUvider Variable Appreciable Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated February 26, 1999, relating to the consolidated financial statements of Pruco Life Insurance Company and Subsidiaries, which appears in such Prospectus.

We also consent to the use in the Statement of Additional Information constituting part of this Registration Statement of our report dated February 12, 1999, relating to the financial statements and financial highlights of the Conservative Balanced and Flexible Managed Portfolios, two of the fifteen portfolios that comprise The Prudential Series Fund, Inc., which appears in such Statement of Additional Information.

We also consent to the references to us under the headings "Financial Highlights" and "Experts" in the Prospectus and "Experts" in the Statement of Additional Information.



PricewaterhouseCoopers LLP

New York, New York
April 23, 1999

                                  EXHIBIT INDEX

          Consent  of  PricewaterhouseCoopers   LLP,  independent     Page II-5
          accountants

1.A.(12)  Memorandum  describing  Pruco Life Insurance  Company's     Page II-7
          issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B).

      3.  Opinion and Consent of Clifford E.  Kirsch,  Esq. as to     Page II-17
          the legality of the securities being registered.

      6.  Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to     Page II-18
          actuarial matters pertaining to the securities being registered.